This CD ROM contains an electronic version of appraisals for the Mortgaged
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

               -----------------------------------------------------------------


               COMPLETE APPRAISAL OF
               REAL PROPERTY

               Office Building
               1 Montvale Avenue
               Stoneham, Massachusetts


               -----------------------------------------------------------------



               IN A SUMMARY REPORT
               As of July 25, 1996



               Prepared For

               GMAC Commercial Mortgage Corporation
               650 Dresher Road
               Horsham, PA 19044-8015



               Prepared By:

               Cushman & Wakefield of Massachusetts, Inc.
               Valuation Advisory Services
               101 Arch Street
               Boston, Massachusetts 02110

Cushman & Wakefield of Massachusetts, Inc.
101 Arch Street, 21st Floor
Boston, MA 02110
Tel: (617) 330-6966
Fax: (617) 951-1349

                                                               CUSHMAN &
                                                               WAKEFIELD
                                                       ROCKEFELLER GROUP COMPANY



August 1, 1996


Mr. Daniel Kesich
GMAC COMMERCIAL MORTGAGE CORPORATION
650 Dresher Road
Horsham, PA 19044-8015

Re: Appraisal of Real Property
    Office Building
    1 Montvale Avenue
    Stoneham, Massachusetts

Dear Mr. Kesich:

     In fulfillment of our agreement as outlined in the Letter of Engagement, Cushman & Wakefield of Massachusetts, Inc. is pleased to transmit our summary report estimating the market value of the leased fee estate in the referenced property.

     As specified in the Letter of Engagement, the value opinion reported below is qualified by certain assumptions, limiting conditions, certifications, and definitions, which are set forth in the report.

     This is a complete appraisal prepared in accordance with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation. The results of the appraisal are being conveyed in a Summary report according to our agreement. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

     This report was prepared for GMAC Commercial Mortgage Corporation and it is intended only for the specified use of said Client. It may not be distributed to or relied upon by other persons or entities without written permission of the Appraiser.

     The property was inspected by and the report was prepared by Thomas M. Mullin. Alan P. Bascom, MAI has inspected the property, reviewed the report and is in concurrence with the findings herein.

     As a result of our analysis, we have formed an opinion that the market value of the leased fee estate in the subject property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 25, 1996 was:

                              EIGHT MILLION DOLLARS
                                   $8,000,000

Mr. Daniel Kesich
Page 2
July 25, 1996


     Reference is made to the Market Analysis section of this report for a discussion on Exposure Period. This letter is invalid as an opinion of value if detached from the report, which contains the text, exhibits, and an Addenda.


Respectfully submitted,


CUSHMAN & WAKEFIELD OF MASSACHUSETTS, INC.


/s/  Thomas M. Mullin
     -------------------------
     Thomas M. Mullin
     Boston Valuation Advisory Services
     Certification No. MA CG-2433


/s/  Alan P. Bascom
     -------------------------
     Alan P. Bascom, MAI
     Managing Director
     Valuation Advisory Services
     Certification No. MA CG-71


96-9137

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          ADVISORY SERVICES
                                                     ---------------------------

                                   SUMMARY OF SALIENT FACTS AND CONCLUSIONS
================================================================================

Property Name:                                      Office Building

Location:                                           The subject property is
                                                    located at the northwest
                                                    corner of Montvale Avenue
                                                    and Main Street at the core
                                                    of the central business
                                                    district of Stoneham,
                                                    Middlesex County,
                                                    Massachusetts.

Local Tax I.D. No.:                                 Map 17, Lots 276 and 277

Interest Appraised:                                 Leased fee estate

Date of Value:                                      July 25, 1996

Date of Inspection:                                 July 25, 1996

Ownership:                                          SKW II Real Estate Limited
                                                    Partners

Land Area:                                          1.79 acres

FY 1996 Property Assessment:                        $7,162,100

1995 Estimated Ad Valorem Taxes:                    $134,934

Zoning:                                             CB, Central Business

Highest and Best Use

  If Vacant:                                        Commercial development

  As Improved:                                      As developed, with a
                                                    multi-tenant, office
                                                    building


96-9137


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Improvements
  Type:                                             A 3 and 4-story above
                                                    basement/lower level, Class
                                                    A office building of steel
                                                    and masonry construction,
                                                    plus a three-level parking
                                                    garage and parking deck.

  Year Built:                                       Original: 1890
                                                    Rehabilitated: 1987

  Size
    Net Rentable Office Area:                       100,630 square feet
    Net Useable Area:                               86,750 square feet

  Common Area Factor:                               13.8 percent

  Condition:                                        Good

Operating Data and Forecasts
  Current Occupancy:                                98.5%

  Forecasted First Year Occupancy
   (Calendar Year 1997):                            98.7%

  Average Annual Rental Rate
    Actual:                                         $15.00 per square foot

    Forecasted Market Rents
      Under 5,000 SF:                               $17.00 per square foot
      Over 5,001 SF:                                $16.00 per square foot
      Lower Level:                                  $13.00 per square foot
      Storage:                                      $7.00 per square foot

  Operating Expenses
    Last Full Year (1 994):                         $6.20 per net rentable
                                                    square foot

    Budget (1 995):                                 $6.30 per net rentable
                                                    square foot

    Forecasted (1 995):                             $6.53 per net rentable
                                                    square foot

Value Indicators
  Sales Comparison Approach:                        $8,000,000 ($79.50 per
                                                    square foot of net rentable
                                                    area)

  Income Approach:                                  $8,000,000 ($79.50 per
                                                    square foot of net rentable
                                                    area)


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                   Summary of Salient Facts and Conclusions
================================================================================

Discounted Cash Flow Assumptions
  Market Rental Growth Rate                         4.0 %
  Expense Growth Rate:                              4.0%
  Credit Loss Allowance:                            3.0%
  Projected Term of Future Leases:                  5 years
  Vacancy Between Tenants                           6 months
  Renewal Probability:                              50.0%
  Tenant Improvements
      New Tenants:                                  $8.00 per square foot
      Renewal Tenants:                              $2.00 per square foot
    Commission Expense:                             18.0% of Year 1
  Terminal Capitalization Rate:                     10.0%
  Cost of Sale at Reversion:                        3.0%
  Discount Rate:                                    11.5%
  Implicit Year 1 Overall Capitalization Rate:      9.7%

Value Conclusion
  As Is Value Estimate:                             $8,000,000

Resulting Indicators
  Going-in Capitalization Rate
    (Overall Capitalization Rate):                  9.7%

  Price Per Square Foot
    (Net Rentable Area):                            $79.50

Estimated Marketing Time:                           12 months


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                          TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

PHOTOGRAPHS ...............................................................    1

INTRODUCTION
  Identification of Property ..............................................    3
  Property Ownership and Recent History ...................................    3
  Purpose and Function of the Appraisal ...................................    3
  Extent of the Appraisal Process .........................................    3
  Date of Value and Property Inspection ...................................    4
  Property Rights Appraised ...............................................    4
  Definitions of Value, Interest Appraised, and Other Pertinent Terms .....    4
  Legal Description .......................................................    6

NEIGHBORHOOD ANALYSIS .....................................................    7

MARKET ANALYSIS ...........................................................    9

PROPERTY DESCRIPTION ......................................................   14

REAL PROPERTY TAXES AND ASSESSMENTS .......................................   14

ZONING ....................................................................   15

HIGHEST AND BEST USE ......................................................   16

VALUATION PROCESS .........................................................   17

SALES COMPARISON APPROACH .................................................   19

INCOME APPROACH ...........................................................   23

RECONCILIATION AND FINAL VALUE ESTIMATE ...................................   33

ASSUMPTIONS AND LIMITING CONDITIONS .......................................   34

CERTIFICATION OF APPRAISAL ................................................   36


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                          Table of Contents
================================================================================

ADDENDA

  Pro-ject Assumptions and Analysis
  Rentroll
  Expense History and Budget
  Cushman & Wakefield Investor Survey
  Qualifications


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                        PHOTOGRAPHS OF THE SUBJECT PROPERTY
================================================================================




                                [GRAPHIC OMITTED]

                                     [PHOTO]


      View looking northerly along Main Street, subject not visible at left








                                [GRAPHIC OMITTED]

                                     [PHOTO]


           View looking southerly along Main Street, subject at right

                                        Photographs of the Subject Property
================================================================================




                                [GRAPHIC OMITTED]

                                     [PHOTO]


            View of subject looking northwesterly across Main Street








                                [GRAPHIC OMITTED]

                                     [PHOTO


    View of subject parking garage looking northeasterly from Montvale Avenue


================================================================================

                                                               INTRODUCTION
================================================================================

Identification of Property

     The subject property is a 4 and 5-story above basement/lower/level, Class A, steel and masonry office building containing approximately 100,630 square feet of net rentable area. The building is situated on a 1.79 acre tract of land that is located at northwest corner of Montvale Avenue and Main Street at the core of the central business district of Stoneham, Middlesex County, Massachusetts. The address is 1 Montvale Avenue. The original building was constructed in 1890. The building was totally rehabilitated and an addition and parking garage constructed in 1987.


Property Ownership and Recent History

     The present owner of the subject property is SKW II Real Estate Limited Partners according to municipal records. The present owner acquired the property from American Land Developers in May 1995 as recorded at the Middlesex County Registry of Deeds on Book 1140, Page 125. Local records indicate a sale price of $7,328,755 or $72.83 per square foot of net rentable area.

     The property is presently 98.5 percent leased to five tenants. Two government agencies, IRS and FDA via the GSA, presently occupy 78,712 square feet or 78.2 percent of the building. The IRS is a tenant at-will in 47,735 square feet. Its lease expired on February 28, 1996. Management indicates that a proposal to re-new is presently being considered by the GSA. The FDA occupies 31,337 square feet under a lease that expires December 31, 1997. (Please note that these government leases are actually based on useable areas. They have been converted to net rentable for the purposes of this analysis.)


Purpose and Function of the Appraisal

     The purpose of the appraisal is to provide an estimate of market value of the leased fee estate in the property. The function of this report is to assist GMAC Commercial Mortgage Corporation in an evaluation of the property.

Extent of the Appraisal Process

     In the process of preparing this appraisal, we:

     o Inspected the interior and exterior of the building and site improvements with Ed Ralph of Trammell Crow.

     o Reviewed the leasing policy, tenant build-out allowances and history of recent rental rates and occupancy with the building manager.

     o Reviewed a detailed history of the income and expenses and a budget, including the budget for planned capital expenditures and repairs;

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     o Conducted market research into occupancies, asking rents, and operating expenses at competing buildings including interviews with on-site managers and a review of our own data base from previous appraisal files;

     o Conducted market inquiries into recent sales of similar buildings to ascertain the sales prices per square foot, effective gross income multipliers and capitalization rates. This process involved telephone interviews with sellers, buyers and/or participating brokers; and

     o Prepared Sales Comparison and Income Approaches to value. The Cost Approach was not used.

Date of Value and Property Inspection

     The date of value is July 25, 1996, with our date of our last inspection being the same.

Property Rights Appraised

     We valued the leased fee estate, which in a legal conveyance through sale represent the fee simple title, subject to the existing encumbrances, i.e., the tenant leases, etc., in the improvements and corresponding land area.

Definitions of Value, Interest Appraised, and Other Pertinent Terms

     The definition of market value taken from the Uniform Standards of Professional Appraisal Practice, 1994 Edition, published by The Appraisal Foundation, is as follows:

     The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

     (1)  Buyer and seller are typically motivated;

     (2) Both parties are well informed or well advised, and acting in what they consider their own best interests;

     (3)  A reasonable time is allowed for exposure in the open market;

     (4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

     (5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

     Exposure Time

     Under Paragraph 3 of the Definition of Market Value, the value estimate presumes that a reasonable time is allowed for exposure in the open market. Exposure time is defined as the estimated length of time the property interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at the market value on the effective date of the appraisal. Exposure time is presumed to precede the effective date of the appraisal.

     Based upon the available sales data in the marketplace, as well as our discussions with market participants, 12 months would appear to have been reasonably appropriate for the subject property as the date of valuation.

     Definitions of pertinent terms taken from the Dictionary of Real Estate Appraisal, Third Edition (1993), published by The Appraisal Institute, are as follows:

     Fee Simple Estate

     Absolute ownership unencumbered by any other interest or estate, subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat.

     Leased Fee Estate

     An ownership interest held by a landlord with the rights of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.

     Market Rent

     The rental income that a property would most probably command on the open market; indicated by the current rents paid and asked for comparable space as of the date of the appraisal.

     Cash Equivalent

     A price expressed in terms of cash, as distinguished from a price expressed totally or partly in terms of the face amounts of notes or other securities that cannot be sold at their face amounts.

     Discounted Cash Flow (DCF) Analysis

     The procedure in which a discount rate is applied to a set of projected income streams and a reversion. The analyst specifies the quantity, variability, timing, and duration of the income streams as well as the quantity and timing of the reversion and discounts each to its present value at a specified yield rate. DCF analysis can be applied with any yield capitalization technique and may be performed on either a lease by-lease or aggregate basis.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                               Introduction
================================================================================

Legal Description

     The property, which contains 1.79 acres of land, is described legally as being a tract of land situated in the International International Land Services Survey as of September 6, 1994. It is further described on the Stoneham Assessor's Map 17 as Lots 276 and 277.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                [GRAPHIC OMITTED]

                                  [ROUTE MAP]

                                [GRAPHIC OMITTED]

                                  [ROUTE MAP]

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                      NEIGHBORHOOD ANALYSIS
================================================================================

     The Town of Stoneham is located in the North Suburban region of Greater Boston. It is approximately eight miles north of Downtown Boston along Boston's inner beltway, I-95/Route 128. Stoneham borders Reading and Wakefield to the north, Melrose to the east, Medford to the south, and Woburn and Winchester to the west.

Regional

     Greater Boston is defined as the cities and towns along and within 1-495, the outer beltway, running around an approximate 25 mile radius of Boston. The North Suburban region includes those communities north of Boston to Middleton and North Reading, bound by the coast to the east and 1-93 to the west. It is a generally desirable mostly residential area with most commercial and industrial development concentrated along major highways and in parks.

     Greater Boston has a diverse economic base. While the traditional manufacturing sector has undergone a prolonged period of decline over the last decades, the service and high technology components of the economy spurred growth. The colleges and universities of the region, mostly located in Boston and adjacent Cambridge, have induced numerous new technology and health related enterprises. A world renown group of hospitals and research centers have also contributed to growth despite a recent slow down in the overall economy. These sectors combine with well established banking, insurance and law groups to make a regional economy that is multi-faceted.

Local

     The subject is located at the northwest corner of Montvale Avenue and Main Street in the traditional central business district of the Town of Stoneham, Middlesex County, Massachusetts. It is situated approximately .6 mile east of the interchange of Montvale Avenue and Interstate 93 and 1.5 miles south of the Main Street and I-95/Route 128 interchange. Stoneham has evolved over the last century into a largely residential community with a few traditional industries remaining. Most office and industrial development is located along 1-93 and 1-95 with several buildings in the central business district that are mostly oriented to local professionals. The subject is the most significant exception. It is much larger and has a broader tenant mix than most of the office buildings in the immediate neighborhood.

     The local central business district represents about six blocks along Main Street with the intersection of Montvale Avenue approximating the core. It consists of a variety of mostly older commercial buildings with mostly locally oriented retail uses on the ground level sometimes with class B or C office space above. Commercial development to the north of the subject along Main Street becomes more strip oriented with a variety of free-standing restaurants, automobile related operations and retail strip centers as well as a few modern office buildings. Development to the west along Montvale Avenue is a mixture of residential and commercial uses including a few modern office buildings and Unicorn Office

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                      Neighborhood Analysis
================================================================================

Park at 1-93. Beyond the immediate subject area, there are several residential neighborhoods, with both apartment and single-family development.

Transportation

     Montvale Avenue is a two and four-lane, undivided thoroughfare that runs in an east-west direction in the subject area connecting the central business districts of Woburn and Stoneham. It is heavily traveled and used by local employees, residents and commuters to I-93 about .6 mile to the west of the subject.

     I-93 is a major Interstate Highway that runs from Downtown Boston, to the south, to the northern suburbs and New Hampshire, to the north. It provides local access to I-95/Route 128, Boston's inner circumferential highway, approximately 1.5 miles to the north, as well as the regional interstate system.

Support Services

     The local central business provides some support services including retail establishments and restaurants. Hotels and other commercial uses are situated just off I-93 and I-95. There are two motels on the west side of the I-93 interchange as well as several restaurants. There is a multi-anchor, recently renovated community center along Main Street about .8 mile north of the subject.

Recent Development

     Recent real estate development in the subject neighborhood has been very limited paralleling the slowdown regionally in the early 1990's. A large retail strip center along Main Street underwent extensive renovations including the addition of a supermarket. A Radisson Hotel was completed a few years ago approximately three miles northwest of the subject. Probably the most significant recent local construction has been the completion of a new office building located at the interchange of Montvale Avenue and I-93. Previously planned as office condominiums, construction halted about five years ago leaving only a steel frame. A local investor acquired the property and completed the construction about three years ago.

Conclusion - Neighborhood

     The subject neighborhood is central located in a well established northern suburb of Boston. While its location in, the local central business district is somewhat unusual for a class A office building of this size, the subject's location provides access to both I-93 and I-95, albeit slightly more distant than modern highway oriented properties. The neighborhood also has the advantage of more nearby support services than a typical highway location. The nearly complete occupancy of the subject is testament to desirability of the location for office use.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                     OFFICE MARKET ANALYSIS
================================================================================

     Suburban Boston

     The overall suburban Boston office market consists of approximately 43.8 million square feet of class A and B space. The area encompasses the communities along I-90, Route 128/I-95 and I-495, excluding Boston, Cambridge and the inner suburban communities. The overall suburban vacancy rate was 8.8% as of the end of the second quarter of 1996, according to Cushman & Wakefield's Market Research Division. This rate is evidence of the profound recovery of this sector over the last few years. The vacancy rate is down greatly from 15.6% at the end 1992 and 25.7% at the end of 1991.

     Vigorous leasing activity by small to mid-sized companies caused the drop in vacancy and have, of late, led to substantially stronger rental rates. In some markets, rates are up as much as 40 percent from the lows of the early 1990's. The survey shows absorption of 845,000 square feet for the first half of 1996 following consecutive years adding several million square feet of occupancy. As the market for office space has tightened regionally, the concessions of the early 1990's, such as free rent and above-standard build-out, have become increasingly rare. While several large users continue to consolidate, there has been considerable activity among small to mid-size firms and intramarket movement particularly with companies moving from Boston and Cambridge into the suburban market to take advantage of the lower rental rates and free parking.

Route 128 Suburban Boston

     The subject is situated in the Route 128/I-95 suburban market. This region is defined as the cities and towns along and within the I-95/Route 128 inner beltway. The I-95/Route 128 (inner beltway) market stretches from Weymouth in the south to Beverly in the north.

     This submarket contains a total inventory of 32.4 million square feet. The current office vacancy rate for the area is 9.2 percent. Regional vacancy has recovered significantly from the recent high of 21.2 percent in 1990 while the average rent of $20.08 is up 26.1 percent from the recent low of $15.93 per square foot in 1993. Growing industries in the market include computer software and healthcare while the computer hardware, personnel and advertising industries have contracted.

     There has been net absorption of about 531,000 square feet through the first half of 1996. Absorption over the last several years has been similarly strong. Absorption along with vacancy and average rental rates for the Route 128 market are summarized on the following page.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                     Office Market Analysis
================================================================================

       Route 128 Suburban

       Period            Net Absorption         Vacancy           Avg. Rent
                         (Square Feet)

       2nd Qtr. '96         531,379               9.2%             $20.08

       1995                 154,551              10.6%             $19.89

       1994                 851,466              12.3%             $18.32

       1993                 825,713              13.9%             $15.93

       1992               1,325,953              15.7%             $17.08

       1991                 177,063              12.3%             $18.32


Route 128 North

     The Route 128 North submarket encompasses the communities from Burlington north to Beverly including: Bedford, Danvers, Lynnfield, Peabody, Reading, Salem, Saugus, Stoneham, Wakefield and Woburn. It has approximately 9.02 million square feet of class A and B office space as of the end of the second quarter of 1996. The vacancy rate in this submarket has declined significantly over the last six years from 26.1 percent at the end of 1990 to 12.0 percent of late. The weighted average asking rental rate in this submarket as of the end of the second quarter of 1996 was $18.58 per square foot up about 17.7 percent from $1
5.78 the most recent low in 1993.

     The majority of the office space in this submarket is located in the Burlington area which has 3.5 million square feet. Wakefield and Woburn have the next largest inventories: 1.2 million and 1.8 million square feet respectively. 68,609 square feet of negative absorption was reported for the first half of 1996 after a stable year in 1995. Net absorption was strong from 1992 to 1994. Submarket statistics are summarized on the following page.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                     Office Market Analysis
================================================================================

       Route 128 North

       Period                Net Absorption       Vacancy          Avg. Rent
                             (Square Feet)

       1st Half 1996        (68,069)              12.0%            $18.58

       1995                  (1,454)              12.1%            $18.79

       1994                 250,666               13.2%            $17.66

       1993                 490,710               16.0%            $15.78

       1992                 455,509               18.6%            $16.31

       1991                 (40,701)              25.7%            $16.92


Stoneham/Woburn Area Submarket

     The local subject office submarket consists of the communities of Stoneham and Woburn. Most of the space is in Woburn which has about 1.5 million square feet. Office space in Stoneham is limited to approximately 300,000 square feet for a total of 1.8 million square feet in the submarket. Most of space is located along Interstates 93 and 95. The current vacancy rate for the Stoneham is approximately 4.2 percent down from 28 percent in 1993. The vacancy rate in Woburn is 10.1 percent down from approximately 19 percent in 1992. The current quoted average rental rates for Stoneham and Woburn are $16.73 and $17.69 per square foot respectively.

     There is nearly one million square feet of Class B space in Woburn; most of it in Cummings Park located along Route 1 28 to the northwest of the subject. Asking rents for existing Class A space range from approximately $14.00 to $26.00 per square foot, on a gross basis. As further discussed in the Income Approach, recent leases in the market indicate that effective rates mostly range between approximately $15.00 and $20.00 per square foot, gross.

     Stoneham and Woburn remains one of the more desirable suburban office location due in large part to its access to I-93 and I-95/Route 128 and proximity to residential locations. The local submarket should be among the first to recover as the regional economy and real estate market begin to improve.

     The most significant local competition includes several modern buildings along Montvale Avenue, a modern office park (Unicorn Park) and recently completed class A building located about .6 mile to the west of the subject near I-93. Unicorn Park is an older park controlled by Metropolitan Life that has good access and visibility from I-93. It


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

Cushman Wakefield of Massachusetts, Inc.
08/05/96       Page:  2

Stoneham Commercial Availability Analysis




                                                                 Rentable                           Year     Direct Space    Direct
   Building Name/Address                               City    Square Feet    Market    Class       Built     Available      Vacancy
====================================================================================================================================
 1 Montvale Avenue                                   Stoneham    102,900        11        A         1987        1,800          1.7%
41 Montvale Avenue                                   Stoneham     30,500        11        B         1983        4,500         14.8%
91 Montvale Avenue - Montvale Executive Park         Stoneham     52,500        11        A         1984            0          0.0%
92 Montvale Avenue                                   Stoneham    105,000        11        A         1993        2,300          2.2%
------------------------------------------------------------------------------------------------------------------------------------
                           Stoneham Totals:                      290,400

                                                   Sublease Space      Average          Overall Space        Overall
   Building Name/Address                             Available       Direct Rental       Available           Vacancy
====================================================================================================================
 1 Montvale Avenue                                     3,568            $19.35             5,368               5.2%
41 Montvale Avenue                                         0            $14.70             4,500              14.8%
91 Montvale Avenue - Montvale Executive Park               0         Not Applicable            0               Full
92 Montvale Avenue                                         0            $18.65             2,300               2.2%
--------------------------------------------------------------------------------------------------------------------
                           Stoneham Totals:                             $16.73            12,168               4.2%

No warrant or representation, express or implied is made as to the accuracy of the information contained herein, and [illegible] submitted subject to errors, omissions, change of price, rental or other conditions, withdrawal without notice, [illegible] any special listing conditions, imposed by our principles.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

Cushman & Wakefield of Massachusetts, Inc.
08/05/96       Page:  3

Woburn Commercial Availability Analysis

                                                                 Rentable                         Year    Direct Space   Direct
    Building Name/Address                            City       Square Feet      Market   Class   Built    Available     Vacancy
================================================================================================================================
10 Washington Street - Tower Office Park II          Woburn       78,100           11       C     1979           0         0.0%
100 Unicorn Park                                     Woburn       23,203           11       A     1979       1,629         7.0%
100 Washington Street - Tower Office Park I          Woburn       50,000           11       C     1979       6,000        12.0%
12 Alfred Street - Baldwin Park I                    Woburn       49,000           11       B     1980           0         0.0%
200 Unicorn Park                                     Woburn       72,330           11       A     1980       5,464         7.6%
300 Unicorn Park                                     Woburn       90,143           11       A     1978       4,008         4.4%
320 Washington Street - 800 West Cummings Park       Woburn      185,320           11       C     1984      40,000        21.6%
322 Washington Street - 600 West Cummings Park       Woburn      180,000           11       C     1984      35,000        19.4%
331 Montvale Avenue - U.S. Trust Building            Woburn       32,650           11       C     1980       1,430         4.4%
340 Washington Street - 400 West Cummings Park       Woburn      178,730           11       C     1982       7,000         3.9%
400 Unicorn Park                                     Woburn       88,804           11       A     1982       6,759         7.6%
444 Washington Street                                Woburn       42,650           11       B     1983           0         0.0%
500 West Cummings Park                               Woburn      185,320           11       C     1986      16,000         8.6%
600 Unicorn Park                                     Woburn      129,800           11       A     1985       5,833         4.3%
7 Alfred Street - Baldwin Park II                    Woburn       62,300           11       B     1984      13,430        21.6%
--------------------------------------------------------------------------------------------------------------------------------
                            Woburn Totals:                     1,448,350
                             Grand Totals:                           1,738,750


                                                 Sublease Space         Average      Overall Space    Overall
    Building Name/Address                          Available         Direct Rental     Available      Vacancy
=============================================================================================================
10 Washington Street - Tower Office Park II            0             Not Applicable          0          Full
100 Unicorn Park                                       0                $20.25           1,629          7.0%
100 Washington Street - Tower Office Park I            0                $13.60           6,000         12.0%
12 Alfred Street - Baldwin Park I                      0             Not Applicable          0          Full
200 Unicorn Park                                       0                $20.25           5,464          7.6%
300 Unicorn Park                                       0                $20.25           4,008          4.4%
320 Washington Street - 800 West Cummings Park         0                $17.95          40,000         21.6%
322 Washington Street - 600 West Cummings Park         0                $16.70          35,000         19.4%
331 Montvale Avenue - U.S. Trust Building              0                $11.85           1,430          4.4%
340 Washington Street - 400 West Cummings Park         0                $16.70           7,000          3.9%
400 Unicorn Park                                       0                $22.25           6,759          7.6%
444 Washington Street                                  0             Not Applicable          0          Full
500 West Cummings Park                             3,367                $16.70          19,367         10.5%
600 Unicorn Park                                       0                $22.25           5,633          4.3%
7 Alfred Street - Baldwin Park II                      0                $17.35          13,430         21.6%
--------------------------------------------------------------------------------------------------------------
                            Woburn Totals:                              $17.69         145,720         10.1%
                             Grand Totals:                                $17.64         157,888          9.1%


No [illegible] or representation, express or implied is made as to the accuracy of the information contained herein, and [illegible] submitted subject to errors, omissions, change of price, rental or other conditions, withdrawal without notice, [illegible] any special listing conditions, imposed by our principles.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                     Office Market Analysis
================================================================================

consists of four Class A office buildings containing a total of 309,500 square feet on a total of 17.51 acres. Rents at the park have strengthened greatly since 1993 from the $11.00 to $15.00 per square foot range to $20.00 to $24.00 with vacancy dropping to about 5 percent.

     92 Montvale Avenue is a recently completed, class A building located just to the south of Unicorn Park. The building had stood unfinished for several years until an established local investor purchased and completed construction. It has 105,000 square feet and exposure to I-93. It has 2 percent direct reported vacancy and an average rent of $18.65 per square foot. Other modern buildings along Montvale Avenue include: 41 Montvale, a 30,500 square foot building with 14.8 percent vacancy and an average rent of $14.70 per square foot and 91 Montvale, a 52,000 square foot structure that is presently reported full.

Other Competition

     Our analysis of other area competition for the subject has concentrated on the buildings and office parks that are of similar quality to the subject. Much of the most significant competition for the subject property is located in Wakefield, to the northeast, and Burlington, to the northwest. Edgewater Office Park in Wakefield is a relatively new, multi-building, Class A office park with a total of approximately 400,000 square feet.

     Burlington has about 3.4 million square feet of modern office space. There are numerous modern, Class A buildings along Burlington Mail Road and in the Burlington Woods and New England Executive office parks. Also, the northern portion of the West submarket represents additional competition for the subject.

Conclusion - Market

     In summary, the Greater Boston suburban office market has recovered after a period of decline in the early 1990's. There has been significant positive absorption as pent up demand was relieved. At first rent levels fell, but as vacancy decreased dramatically over the last few years, rents have turned upward substantially. Stoneham should continue to remain an attractive office location due to its good access to both I-93 and I-95/Route 128. The area was one of the first office submarkets in the region to recover. Its locational characteristics should allow it to remain a desirable office locale.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                             [GRAPHIC OMITTED] MAP





                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                       PROPERTY DESCRIPTION
================================================================================

Site Description

     The subject site is situated at the northwest corner of the intersection of Montvale Avenue and Main Street. The site (in total) is irregular in shape and contains 1.79 acres. The site has frontage along and good exposure to both Montvale Avenue and Main Street. The topography slopes downward from east to west allowing access to the lower level of the building and parking garage and deck from the rear. We have assumed that the soil's load-bearing capacity is sufficient to support the existing structures. All essential utilities including electricity, natural gas, water, sewer, and telephone are currently serving the site.

     The subject property has a total of 294 parking spaces within a three-level, steel and masonry parking garage and a parking deck attached to the west and north of the building respectively. Since the site is nearly fully covered by building and parking facilities, there is minimal landscaping.

Improvements Description

     The subject site is improved with the office building, parking garage and deck. There is a 3 and 4-story above basement/lower level, steel and masonry, Class A office building. The floor plates of the facility range from approximately 9,897 to 25,329 rentable square feet with an additional 3,347 square foot, 2-story section attached at the southwest corner of the building. The total net rentable area equates to 100,630 square feet with approximately 86,750 square feet. Approximately 30,000 square feet of the building was originally constructed in 1890. In 1987, the building was totally gut rehabilitated, an addition and the parking facilities constructed. The floor plans are mostly open with several perimeter offices.

     Construction is typical of commercial office structure with steel-reinforced, poured-in-place concrete foundation, structural steel and masonry frame, jumbo brick exterior, and fixed pane, aluminum frame windows. The project is heated and cooled with a multi-zoned heat pump system with a roof-mounted cooling tower and gas-fired air preparation units. Plumbing and electrical is assumed to meet required building codes. The property has two passenger elevators. One is also used for freight. The building has a wet sprinkler system while the garage has a dry system. The property has zoned smoke and fire alarm systems, and a monitored security system with card access that restricts non-business hour access. Interior build-out is typical of similar suburban buildings including good quality commercial carpet and suspended acoustical panel ceilings. The improvements are in generally good condition. Further, we are not aware of any major items of deferred maintenance.

     We have specifically assumed that the property complies with the Americans With Disabilities Act, and that potentially hazardous materials have not been used in the construction or maintenance of the property.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                [GRAPHIC OMITTED]

                                   FLOOR PLAN





                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                [GRAPHIC OMITTED]

                                   FLOOR PLAN





                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                [GRAPHIC OMITTED]

                                   FLOOR PLAN





                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                [GRAPHIC OMITTED]

                                   FLOOR PLAN





                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                [GRAPHIC OMITTED]

                                   FLOOR PLAN





                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                        REAL PROPERTY TAXES AND ASSESSMENTS
================================================================================

     The subject property is under the taxing jurisdiction of the Town of Stoneham. The amount of ad valorem taxes is determined by the current assessed value for the property in conjunction with the total combined tax rates of the taxing jurisdiction. The last local revaluation took place in 1994. A revaluation for 1997 is presently underway. The subject is presently assessed as two parcels with the parking garage assessed as a separate parcel. The subject assessments for Fiscal Year 1996 are summarized below.

                      Subject Fiscal Year 1996 Assessments

Parcel               Land          Yard           Building         Total

Map 17/Lot 276       $384,600      $ 16,400       $6,346,600       $6,747,600

Map 17/Lot 277       $195,000      $226,200       $    0           $  421,200

Total                $579,600      $242,600       $6,346,600       $7,168,800

     Applying the Fiscal Year 1996 tax rate of $18.84 per $1,000 of valuation for commercial property to the total subject assessment results in a tax burden of $135,060 or $1.34 per square foot of net rentable area. This tax burden falls at the lower end of the range indicated by comparable buildings regionally.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                                     ZONING
================================================================================

     The subject property is zoned CB, Central Business according to the Zoning Ordinance of the Town of Stoneham. The district was created to preserve and improve the character and qualities of the traditional central business district. This classification primarily permits office, retail and restaurant uses. No industrial or residential uses are allowed.

     This zoning by-law requires one parking space per 400 square feet of office space and one space per 200 square feet of medical or dental office space. Based upon the subject's 12,034 square feet of medical space and 88,596 square feet of non-medical office, the zoning appears to require 282 parking spaces. The subject reportedly has 292 spaces. Therefore, the property appears to be in compliance with the current parking requirements. We are not experts in the interpretation of complex zoning ordinances but the property appears to be a conforming use based on our review of public information. However, the determination of compliance is beyond the scope of a real estate appraisal.

     We know of no deed restrictions, private or public, that further limit the subject property's use. The research required to determine whether or not such restrictions exist, however, is beyond the scope of this appraisal assignment. Deed restrictions are a legal matter and only a title examination by an attorney or title company can usually uncover such restrictive covenants. Thus, we recommend a title search to determine if any such restrictions do exist.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                       HIGHEST AND BEST USE
================================================================================

Highest and Best Use of Site As Though Vacant

     The highest and best use must be (1) legally permissible, (2) physically possible, (3) financially feasible, and (4) maximally productive. The size, shape, and physical attributes of the site are considered sufficient to accommodate most forms of development. Given the existing office zoning and the surrounding development (which consists of a relatively equal mixture of office and retail), some type of commercial use would be most compatible with surrounding development. Further, as discussed in the Office Market Analysis section of this report, the regional office submarket has continued its recovery with a Second Quarter 1996 occupancy level of approximately 88.7 percent. Rental rates for this type of space have strengthened significantly over the last few years. Further, the office market, particularly for Class A product, is very active from an occupancy and rental rate perspective. Therefore, it is our opinion the highest and best use of the site is for some type of office development.

Highest and Best Use, As Improved

     As noted in the Property Description section of this report, the subject site is improved with a four and five-story, 100,630 square foot office building and structured parking improvements. Having been totally rehabilitated with a large addition in 1987, the project is in good condition. Further, the design and layout are considered to be functional for its current use.

     The office submarket in which the subject competes is stable with increasing occupancy levels and rental rates, as will be supported by the data and analysis presented in the balance of this report. Therefore, it is our opinion that the subject property, as improved, is capable of providing an adequate return to the land over the foreseeable future. This conclusion is supported by the data and analysis presented in the balance of this report. For these reasons, it is our opinion that the highest and best use of this site, as improved, is for continued use as an office building.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                          VALUATION PROCESS
================================================================================

     In this appraisal, we have used the Cost Approach, the Sales Comparison Approach, and the Income Approach to develop market value estimates for the subject properties. Because this is a summary report, the level of detail of presentation is less than that found in a self-contained report.

The Cost Approach was not used for the following reasons:

     o Scarcity of regional land sales for office development for valuation of underlying land.

     o Difficulty in estimating accrued depreciation on a building that was partly built in 1890 and totally rehabilitated in 1987 with addition.

     o This approach is not reflective of a typical investors analysis given the leases in place.

In the Sales Comparison Approach, we performed the following steps:

     o Investigated the market for recent sales of similar industrial properties.

     o Analyzed those sales on the basis of net operating income and sales price per square foot; and

     o Correlated the value indications into a point value estimate from within the range.

In developing the Income Approach we:

     o Studied the rents in effect in this and competing properties to estimate the potential rental income at market levels;

     o Studied the recent history of operating expenses at this and competing properties to estimate an appropriate level of expenses and reserves for replacement;

     o Estimated net operating income and cash flow by subtracting the operating, fixed, and other expenses from the effective gross income; and

     o Prepared a discounted cash flow analysis in which the cash flow and property value at reversion are discounted to an estimate of current market value at a market-derived discount rate. Potential gross revenues are estimated based on a modeling of the actual rents and recovery provisions in effect through the

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                          Valuation Process
================================================================================

term of existing leases. As the existing leases expire, the space is estimated to rent at the then current market rental rate with appropriate allowances for downtime. Spaces now vacant will be rented at market rates and at the time intervals discussed in the Income Approach section of this report. From potential gross revenues, we subtract vacancy and expenses (operating, fixed, and other) to arrive at an estimate of cash flow over an 11 year forecast.

     The appraisal process is concluded by a review and re-examination of each of the approaches to value that have been employed. Consideration is given to the type and reliability of data used, and the applicability of each approach. Finally, the approaches are reconciled and a final value conclusion is estimated.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

Methodology

     In the Sales Comparison Approach, we estimated the value by comparing this property with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution.

     By analyzing sales which qualify as arms-length transactions between willing, knowledgeable buyers and sellers, we can identify value and price trends. The basic steps involved in the application of this approach are:

     (1) researching recent, relevant property sales and current offerings throughout the competitive area;

     (2) selecting and analyzing those properties considered most similar to the subject, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional, or locational factors;

     (3) identifying sales which include favorable financing and calculate the cash equivalent price;

     (4) reducing the sale prices to common units of comparison, such as price per square foot of building area (in this case net rentable area) and net income multiplier;

     (5) making appropriate comparative adjustments to the prices of the comparable properties to relate them to the property appraised; and

     (6) interpreting the adjusted sales data and draw a logical value conclusion.

     In analyzing the leased fee estate (or fee simple estate, subject to the existing building tenant leases), the sale prices inherent in the comparables were reduced to those common units of comparison used to analyze improved properties that are similar to the subject. Of the available units of comparison, the sales price per square foot of net rentable area (used by buyers, sellers, and brokers), as well as the net income multiplier, employed predominately by appraisers, are the most commonly used measurements to value office buildings in the marketplace.

     From an appraiser's perspective, net operating income is probably a more discernible indicator of value because it considers the income characteristics which in turn dictate the price per square foot paid. Also, the selection of a rate is generally less subjective than trying to correlate the sales price per square foot methodology. Regardless, both the sales price per square foot and effective gross income multiplier analyses have been used to analyze the subject property.

     The comparable sales had occupancy levels ranging from 90 to 100 percent at the time of sale. As noted, for properties which are relatively well-occupied and have similar operating

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                           Office Building
                                                          1 Montvale Avenue
                                                       Stoneham, Massachusetts

                                                    Office Building Sales Summary

====================================================================================================================================
                                                    Net               Land    Percent       Cash       Sale              Overall
 Comp.                                      Year  Rentable   Class    Area   Occupied on  Equivalent   Price    N0I/  Capitalization
  No.        Name/Location      Sale Date   Built   Area             (Acres) Date of Sale Sale Price   Per SF    SF       Rate
====================================================================================================================================
  1    Doctors Park One            May-95   1973   27,977   Medical    7.61      100.0%   $2,400,000   $85.78   $8.15      9.5%
       138 Haverhill Street
       Andover, MA

  2    Datex Building              Dec-95   1986  138,116      A      17.70      100.0%   $9,605,000   $69.54   $6.75      9.7%
       2 Highwood Drive
       Tewksbury, MA

  3    Malden Corporate Center     Dec-95   1988  172,000      A       0.80       90.0%   $7,000,000   $40.70   $4.48     11.0%
       350 Main Street
       Maiden, MA

  4    Essex Office Park I         Nov-95   1982   66,200      A       8.22       92.0%   $4,350,000   $65.71   $6.70     10.2%
       8 Essex Center Drive
       Peabody, MA

====================================================================================================================================

Subject 1 Montvale Avenue             N/A   1987  100,630      A       1.79        98.9%      N/A       N/A     $7.72*     N/A
          Stoneham, MA

====================================================================================================================================

                                 Low        1973   27,977              0.80        90.0%  $2,400,000   $40.70   $4.48      9.5%
          Data Range:            High       1988  172,000             17.70       100.0%  $9,605,000   $85.78   $8.15     11.0%
                                 Median     1982  101,073              8.58        95.5%  $5,838,750   $65.43   $6.52     10.1%

* Note: The subject's NOI per square foot is based on the income forecasted in the Income Approach of this report.
====================================================================================================================================


                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                 Sales Comparison Approach
================================================================================

performances, the overall rate is probably the more reliable indicator of value. Consequently, we placed most weight on this analysis. Additionally, we performed a price per square foot analysis which provides an alternative value indication and a check for reasonableness. On the following page is a summary of recent market data considered to be most indicative of the subject's current market value.

     The sales all occurred in 1995. The size range was from 66,200 to 172,000 square feet with one smaller medical building containing 27,977 square feet. The price per square foot of net rentable area ranged from $40.70 to $85.78 per square foot with all but one between $65.71 and $89.78 per square foot. The sale price per square foot of rentable area, including land, implicitly contains both the physical and economic factors in the valuation of an office facility. Many of the comparables were bought on gross expected income, not gross leasable area, making unit prices a somewhat subjective reflection of investment behavior.

     The prices per square foot are influenced by the differences in construction quality, occupancy levels, character of the tenancy, economics, and location. Nevertheless, it is important to address each property in terms of the conventional sequence of adjustments. Following are those considerations which are relevant to the subject. The first three elements must be considered in advance of applying any other compensating factors to derive value conclusions via the sales price per square foot methodology. These same three factors must also be addressed before the selection of an income multiplier.

     Property Rights Conveyed

     As shown in the summary table, all of the comparables were encumbered by leases, therefore, the leased fee estate was conveyed in each of these cases as would be the case at the subject.

     Seller Financing/Cash Equivalency

     All of the comparables were sold on the basis of cash to the seller. Thus, we have made no adjustments to the comparables for seller financing.

     Conditions of Sale

     We identified no special motivational conditions concerning the comparables; therefore, no adjustments for conditions of sale were made.

     Other

     Because of the multiple differences inherent in office properties with respect to quality and design, location, and, in this case economics, not to mention the quality of the tenant base, mathematical adjustments for the reasoning noted above would be extremely difficult, at best.

     In our opinion, Comparables 1 and 2 are most similar to the subject in that they are 100 percent occupied and achieving similar rents. These two comparables sold for $85.78 and $69.54 per square foot. Sale 2 is more R&D oriented and located along the outer beltway. Its rent levels are lower than that of the subject. The unit value for the subject would therefore be expected to be above the unit price indicated by this comparable. Based upon all of the above data, we believe the value of the subject would be in the range of $75.00 to $85.00 per square

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

foot of net rentable area. Thus, our value range by the Sales Price Per Square Foot method is as follows.

================================================================================
                          Value Per Square Foot Summary
================================================================================
     Net Rentable Area            Sales Price Per                 Indicated
           (SF)                     Square Foot                     value
================================================================================
         100,630             x         $75.00       =             $7,547.250
                                    Rounded To:                   $7,500,000
         100,630             x         $85.00       =             $8,553,550
                                    Rounded To:                   $8,500,000
================================================================================

     In order to quantify the appropriate adjustments to the indicated per square foot unit values, we compared the subject's first year pro forma net operating income per square foot, found in the Income Approach, to pro forma income of the individual sale properties. In our opinion, a buyer's criteria for the purchase of a retail property is predicated primarily on the property's income characteristics. Thus, we have identified a relationship between the operating income and the sales price of the property. Typically, a higher net operating income per square foot corresponds to a higher sales price per square foot. Therefore, this adjustment incorporates factors such as location, tenant profile, rental levels, operating characteristics, and building quality.

     The following table adjusts each property's sale price per square foot based on the net operating income per square foot of the comparable. The derivation of the subject's projected year 1 stabilized operating income ($7.72 per square foot) is presented in the Income Approach section of this report. This stabilized, estimated NOI is utilized because of the special leasing assumptions incorporated into the subject valuation scenario.

================================================================================
                  Price Per Square Foot/NOI Adjustment Summary
================================================================================
Sale No.     NOI/SF Ratio      Unadjusted Sales Price       Adjusted Sales Price
                                                                    (PSF)
================================================================================
     1          $7.72              X  $85.78                      = $81.25
                ------
                $8.15

     2          $7.72              X  $69.54                      = $79.53
                ------
                $6.75

     3          $7.72              X  $40.70                      = $70.13
                ------
                $4.48

     4          $7.72              X  $65.71                      = $83.85
                ------
                $6.05
================================================================================

================================================================================


================================================================================
                                      -21-

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                  Sales Comparison Approach
================================================================================

     The subject's projected NOI per square foot is different from the comparable properties by a range of -42% to 6%. An investor would consider the subject to be most comparable to properties that generally have a more similar income stream represented by Sales 1 and 2. In our opinion, the unit value range for the subject should be within the range of values indicated by these two sales.

     The sale price per square foot of net rentable area, including land, implicitly contains both the physical and economic factors of the value of an office property. Such units of comparison, however, do not explicitly convey by themselves many of the details surrounding a specific income producing property like the subject. Nonetheless, the process we have undertaken here is an attempt to quantify the unit price based upon the subject's income producing potential versus strictly its physical characteristics. Considering the characteristics of the subject relative to the above, we believe that a unit value of $80.00 per square foot is appropriate. Applying this unit value to the 100,630 square feet of net rentable area results in the following value indication for the subject.

      ==========================================================================
             Value By Multiplier Adjustment Per Square Foot Summary
      ==========================================================================
      Net Rentable Area             Sales Price Per                Indicated
            (SF)                      Square Foot                    Value
           100,630         X            $80.00                     $8,050,400
                                      Rounded To:                  $8,000,000
      ==========================================================================

                   Indicated Value - Sales Comparison Approach
                                   $8,000,000


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                            INCOME APPROACH
================================================================================

Methodology

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of anticipation underlying this approach is that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated and the most appropriate capitalization method must be selected.

     The two most common methods of converting net income into value are through direct capitalization and a discounted cash flow analysis. In direct capitalization, the net operating income is divided by an overall capitalization rate extracted from market sales to indicate a value. In the discounted cash flow method, anticipated future income streams and a reversionary value are discounted to a net present value at a chosen yield rate (internal rate of return).

     The direct capitalization method is an effective technique when stable conditions exist both in the marketplace and for the property. However, when market conditions are either changing or likely to change in a fairly dramatic manner over time, direct capitalization becomes a more difficult technique to administer. Direct capitalization is further inhibited by the numerous variables that exist with multi-tenant office buildings, i.e., multiple leases, with staggered lease terms and varying lease structures such as is the case at the subject.

     Given these numerous variables, coupled with our inquiries of participants in the marketplace, we feel that the majority of investors for a property like the subject would utilize the discounted cash flow method, in an attempt to mirror the expectations relative to those variables. However, at the conclusion of the Income Approach, we will analyze the resulting overall capitalization rate derived from the discounted cash flow analysis as a check for reasonableness.

     In the following sections, we will first analyze the subject's existing leases and market rents before discussing the subject's operating expenses and preparing the discounted cash flow analysis.

Summary of Existing Leases

     As of the effective date of appraisal, the subject property is presently
98.5 percent leased to five tenants. Two government agencies, IRS and FDA via the GSA, presently occupy 78,712 square feet or 78.2 percent of the building. The IRS is a tenant at-will in 47,735 square feet. Its lease expired on February 28, 1996. Management indicates that a proposal to re-new is presently being considered by the GSA. The FDA occupies 31,337 square feet under a lease that expires December 31, 1997. (Please note that these government leases are actually based on useable areas. They have been converted to net rentable for the purposes of this analysis.)

     A rent roll of the subject property abstracting the existing leases is located in the Addenda.

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

Assumptions Regarding the Existing Leases

     For the purposes of this analysis, it is projected initially that the IRS will re-new there lease for all but 1,538 square feet for a period of five years at the same rent, $15.23 per square foot of net rentable area. This rent is generally reflective of the market given the size of the space and nominal projected improvements. Given the generally good condition of the space, only a minimal allowance will be made for tenant improvements with no commissions deducted. This lease will be subject to standard renewal probability at its expiration.

     Given the current lack of office inventory in the local and regional markets, this scenario is considered likely. The only large blocks presently available in Stoneham/Woburn are 35,000 and 40,000 square feet available in Cummings Park in Woburn. At the conclusion of this analysis, the potential costs that could be incurred if the IRS was to vacate will be reviewed and used to reconcile an estimate of value.

     With the exception of the previously noted changes, our analysis specifically assumes the existing tenants will remain in the property and continue paying rent under the terms of their leases. Information provided by management indicates that no tenants are currently in default of their lease, and the tenant base, which includes two government agencies and a few regional credit tenants, generally appears to be stable.

Lease Expirations

     As part of our risk analysis, we reviewed the tenant expiration dates (as shown in the Addenda. With respect to the current leasing structure and leaving out the IRS, there are the FDA is the next tenant to expire. They represent 31 percent of the building expiring in October 1997. The Massachusetts Eye & Ear spaces expire in May 1998. They represent about 13 percent of the building. Thus, over the next three years (1996-1998), approximately 44 percent of the subject space expires. While this seems to be a large amount, it represents only two tenants whose spaces are or could be easily divided.

     While the Mass Eye & Ear lease contains a renewal option at 95 percent of market, it appears that this lease was modified over the last several years to exclude some prior rent steps. According to area brokers, this tenant is attempting to sublease about 5,400 square feet at $18.50 per square foot. Given all of the above, the prior option will not be used and this tenant will be subject to standard renewal probability. None of the renewal options contained in the other existing leases specify below market rates. Therefore, at the expiration of those leases which contain renewal options, we have assumed normal renewal probabilities.

Estimate of Current Market Rent

     Recent Subject Availabilities and Leases

     The subject has until recently been fully leased. The only vacancy is the 1,538 square foot suite that was formerly part of the IRS space. The asking rent for this relatively small space is $19.35 per square foot. The most recent leases at the subject involved existing tenants renewing or scheduling occupancy of larger spaces. Zeitech took 3,347 square feet at $11.95 per square foot for five years as is. However, the first six months or so required them to occupy and pay rent on about half, although they were later allowed to occupy the whole


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

despite the rent not stepping up until January 1997. This is mostly less desirable lower level space with largely windowless mezzanine offices. Credit Exchange recently re-wrote their lease to include expansion space that is on the lower level as is. Initially, they too have a few free months on the expansion space. Their Rent steps to $12.00 per square foot in November 1996 with $.50 annual steps until April 2000.

     Comparable Rentals

     We have conducted a survey of the North Suburban market in order to estimate the subject market rents. Particular attention was given to Stoneham, Woburn and nearby Wakefield. All of these comparables are considered to be generally similar with respect to location and amenities by comparison to the subject property. On the following pages is a summary of properties utilized in our rent comparable analysis.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

================================================================================

                   ROUTE 128 NORTH OFFICE LEASE COMPARABLES

                                  1995 - 1996

================================================================================

--------------------------------------------------------------------------------------------------------------------------------
 Building                                                                                    Sq. Ft.      Date
 Address                City       Class         Tenant               Landlord               Leased     Occupied     Term

================================================================================================================================


92 Montvale Avenue      Stoneham     A        Quality Solutions       Cummings                3,800       9/95      5 Years
                                                                      Properties

--------------------------------------------------------------------------------------------------------------------------------

Montvale Executive      Stoneham     A        Law Offices of          Teachers                3,762      10/95      5 Years
Park - 91 Montvale                            Sullivan &              Insurance and
Avenue                                        Cronin                  Annuity Assoc.



--------------------------------------------------------------------------------------------------------------------------------

92 Montvale Avenue      Stoneham     A        Republic                Cummings                2,500       1/96      5 Years
                                              Management              Properties

--------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park   Wakefield    A        Beckman                 Mass QRE                2,296       8/95      3 Years
V - 401 Edgewater                             Instruments             Holdings
Drive
--------------------------------------------------------------------------------------------------------------------------------

One Pleasure Island     Wakefield    B        Pathways                Sloan Realty Corp.      2,224       5/96      5 Years
Road                                          Healthcare
                                              Services



--------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park   Wakefield    A        Wonderware              Arkwright Insurance     3,454       4/96      1 Years, 6
IV - 301 Edgewater                                                                           Sublease                Months
Drive
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 Building               Base Rental           Concessions/      Improvements          Effective
 Address                 Rates/SF              Free Rent        Allowance             Rental Rate           Escalations

==================================================================================================================================


92 Montvale Avenue    $16.95 - Net of            None           Turnkey               $16.95 - Net          CPI Increases annually
                      Electric & Janitorial                                           of Electric &         from 1996
                                                                                      Janitorial
----------------------------------------------------------------------------------------------------------------------------------

Montvale Executive    Yr 1 $13.50, Yr 2          None           $/sf Allowance -      $14.50 -              Base Year 1995
Park - 91 Montvale    $14.00, Yr 3                              $10.00/sf             Plus Tenant
Avenue                $14.50, Yr 4                                                    Electric
                      $15.00, Yr 5
                      $15.50 - Plus
                      Tenant Electric
----------------------------------------------------------------------------------------------------------------------------------

92 Montvale Avenue    $16.95 - Net of            None           Turnkey               $16.95 - Net          CPI Increases annually
                      Electric & Janitorial                                           of Electric &         from 1996
                                                                                      Janitorial
----------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park 18.75 - Plus Tenant        None           $/sf Allowance -      $18.75 -              Base Year 1995 Actuals
V - 401 Edgewater     Electric                                  $8.00/sf              Plus Tenant
Drive                                                                                 Electric
----------------------------------------------------------------------------------------------------------------------------------

One Pleasure Island   Yr 1 $11.60, Yr 2          None           As Is                 $12.59 -
Road                  $12.10, Yr 3                                                    Plus Tenant
                      $12.60, Yr 4                                                    Electric
                      $13.10, Yr 5
                      $13.60 - Plus
                      Tenant Electric
----------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park $16.50 - Plus              None           As Is                 $16.50 -              $5.25 Tax & Operating
IV - 301 Edgewater    Tenant Electric                                                 Plus Tenant           Stop
Drive                                                                                 Electric
----------------------------------------------------------------------------------------------------------------------------------

No warranty or representation, express or implied, is made as to the accuracy of the information contained herein, and same is submitted subject to errors, omissions, change of price, rental or other conditions, withdrawal without notice and to any special listing conditions, imposed by our principles.

                                                                               8

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

================================================================================

                   ROUTE 128 NORTH OFFICE LEASE COMPARABLES

                                  1995 - 1996

================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Building                                                                                    Sq. Ft.      Date
 Address                City       Class         Tenant               Landlord               Leased     Occupied     Term

===================================================================================================================================


444 Washington Street  Woburn        B       McCulley, Frick          Cummings               1,500         6/95     3 Years
                                             & Gilman                 Properties

-----------------------------------------------------------------------------------------------------------------------------------
Tower Office Park I -  Woburn        C       Western Union            Cummings               1,369        10/95     3 Years
100 Washington Street                        International, Inc       Properties


===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
 Building               Base Rental           Concessions/      Improvements          Effective
 Address                 Rates/SF              Free Rent        Allowance             Rental Rate           Escalations

==================================================================================================================================


444 Washington Street   $14.95 - Net of           None            As Is                $17.50 - Net        Annual CPI increase on
                        Electric & Janitorial                                          of Electric &       Base Rent.
                                                                                       Janitorial
----------------------------------------------------------------------------------------------------------------------------------
Tower Office Park I -   Yr 1 $19.09, Yr 2         None            N/A                  $20.27 -            CPI
100 Washington Street   $20.24, Yr 3                                                   Plus Tenant
                        $21.45 - Plus                                                  Electric
                        Tenant Electric
==================================================================================================================================



No warranty or representation, express or implied, is made as to the accuracy of the information contained herein, and same is submitted subject to errors, omissions, change of price, rental or other conditions, withdrawal without notice and to any special listing conditions, imposed by our principles.

                                                                              10

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

================================================================================

                   ROUTE 128 NORTH OFFICE LEASE COMPARABLES

                                  1995 - 1996

================================================================================

-------------------------------------------------------------------------------------------------------------------------------
 Building                                                                                    Sq. Ft.      Date
 Address                City       Class         Tenant               Landlord               Leased     Occupied     Term

===============================================================================================================================
Edgewater Office Park   Wakefield    A         Sprint Spectrum          TIAA                 18,209       3/96      5 Years
II - 201-209 Edgewater
Drive
-------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park   Wakefield    A         American               TCW Realty              2,953       6/96      3 Years
IV - 301 Edgewater                             Dental Partners         Advisors
Drive
-------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park   Wakefield    A         Multinational           Mass QRE               1,590       1/96      5 Years
IV - 301 Edgewater                             Systems Corp.           Holdings
Drive
-------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park   Wakefield    A         Raychem                 Mass QRE               1,598       5/95      3 Years
V - 401 Edgewater                                                      Holdings
Drive
-------------------------------------------------------------------------------------------------------------------------------

300 Unicorn Park        Woburn       A         First Merchants    Metropolitan Life           1,971       2/96
                                               Acceptance
                                               Corp.
-------------------------------------------------------------------------------------------------------------------------------

800 West Cummings       Woburn       C         Ademco                 Cummings                2,200       6/95      5 Years
Park - 320                                     Distribution           Properties
Washington Street
-------------------------------------------------------------------------------------------------------------------------------

Baldwin Park I - 12     Woburn       B         Osco Drug             Winstanley               6,468       4/95     10 Years
Alfred Street                                                        Associates
-------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Building                Base Rental           Concessions/      Improvements          Effective
 Address                  Rates/SF              Free Rent        Allowance             Rental Rate           Escalations
===================================================================================================================================
Edgewater Office Park     Yr 1 $17.00, Yr 2     1 Months         $/sf Allowance -       $17.70 -            1995 Actuals
II - 201-209 Edgewater    $17.50, Yr 3                           $15.00/sf              Plus Tenant
Drive                     $18.00, Yr 4                                                  Electric
                          $18.50, Yr 5
                          $19.00 - Plus
                          Tenant Electric
-----------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park     Yr 1 $20.50, Yr 2       None          $/sf Allowance -       $21.50 -            $5.25 Tax & Operating
IV - 301 Edgewater        $21.50, Yr 3                           $5.00/sf               Plus Tenant         Stop
Drive                     $22.50 - Plus                                                 Electric
                          Tenant Electric
-----------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park     $20.50 - Plus         2 Months         $/sf Allowance -       $19.33 -            1996 Operating & Tax
IV - 301 Edgewater        Tenant Electric                        $5.00/sf               Plus Tenant         Base
Drive                                                                                   Electric
-----------------------------------------------------------------------------------------------------------------------------------

Edgewater Office Park     $20.55 - Plus            None          $/sf Allowance -       $20.55 -            Base Year 1995 Actuals
V - 401 Edgewater         Tenant Electric                        $21.00/sf              Plus Tenant
Drive                                                                                   Electric
-----------------------------------------------------------------------------------------------------------------------------------

300 Unicorn Park          $19.25 - Plus            None          $/sf Allowance -       $19.25 -            $7.63 Combined Stop
                          Tenant Electric                        $10.00/sf             Plus Tenant
                                                                                        Electric
-----------------------------------------------------------------------------------------------------------------------------------

800 West Cummings         $1 3.95 - Net of         None          $/sf Allowance -       $16.50 - Net        Annual CPI increase on
Park - 320                Electric & Janitorial                  $5.00/sf               of Electric &       Base Rent.
Washington Street                                                                       Janitorial
-----------------------------------------------------------------------------------------------------------------------------------

Baldwin Park I - 12       $14.90 - Plus            None          $/sf Allowance -       $14.90 -            Base Year 1994 Actuals
Alfred Street             Tenant Electric                        $12.50/sf              Plus Tenant
                                                                                        Electric
-----------------------------------------------------------------------------------------------------------------------------------

No warranty or representation, express or implied, is made as to the accuracy of the information contained herein, and same is submitted subject to errors, omissions, change of price, rental or other conditions, withdrawal without notice and to any special listing conditions, imposed by our principles.

                                                                              9

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                             Income Approach
================================================================================

     The rates summarized above indicate the quoted rental rate for the comparable properties. In some cases, the actual effective rates being achieved for recent leases was unavailable.

     The comparables exhibited actual effective lease rates ranging from about $12.59 to $21.50 per square foot. Most ranged from about $15.00 to $19.50 per square foot. The tenant improvement allowances ranged from nothing (as is) up to about $12.50 per square foot with only one exceeding this range. The preponderance of renewal tenants were given either nothing (leased as-is) to about $5.00 per square foot in tenant improvement allowances. New tenants typically exhibited a higher rate of tenant improvement allowances of over $8.00 per square foot. Lastly, the actual leases demonstrate a rising market in terms of lease rates.

     In summary, there is an identifiable range in rental rates and tenant finish allowances. The quoted rental rates range from $15.75 to $19.50 per square foot on a full service/gross basis. All of the comparables are quoting base year operating expense stops (including electricity), and a range of tenant finish allowances. All of the comparables have on-site structured parking, as well as uncovered surface parking. None of the comparables charge for covered parking at the present time.

     After considering the competitive properties, it is our opinion that the following parameters are representative of a market lease for the subject property as of the effective date of appraisal:

     1)   The market rental rates for the subject are estimated as follows:

                        1) Under 5,000 SF: $17.00/SF
                        2) Over 5,001 SF:  $16.00/SF
                        3) Lower Level:    $13.00/SF
                        4) Storage:         $7.00/SF

     2) In future leases, a base year expense stop is tied to the projected year a lease commences.

     3) Future leases are assumed to have a five year lease term, which attempts to recognize that the majority of the tenants will execute leases between three and eight years. Also, rent steps of 10 percent have been applied to the fourth year of the projected 5 year terms.

     4) The tenant improvement allowance is projected to be $8.00 per square foot for new tenants and $2.00 per square foot for tenant renewals of second generation space.

Rental Rate Forecast

     Several brokers indicated to us that the quoted rental rates for the office buildings that compete with the subject property have recently experienced significant increases. Our

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

historical survey presented earlier in the Market Analysis section supports this contention. Furthermore, the regional office market has recovered over the last few years. Vacancy rates are seen as moderate while rents have already stepped up to make up for reductions or lack of growth in the early 1990's. The Cushman & Wakefield National Survey of largely institutional investors indicates anticipated suburban annual rental growth of 2 to 5 percent with only one participant predicting a spike of 15 percent. The survey indicates averages of
3.3 (low) to 4.6 (high) percent.

Expense Recovery Income

     Most of the existing leases have provisions for expense pass throughs above a base year or stated expense stop. The allowable expenses included in the expense recoveries for leases include all items of expense except the management fee, leasing and promotion expenses, capital replacements, tenant improvements, and leasing commissions. The recovery income reflected in our cash flow analysis is based on the terms of the existing tenant leases, plus a base year expense stop applied to all future contracts.

Vacancy and Collection Loss

     Both the investor and the appraiser are primarily interested in the cash revenue that an income property is likely to produce annually over a specified period time rather than what it could produce if it were always 100 percent occupied and all the tenants were actually paying their rent in full and on time. It is normally a prudent practice to expect some income loss, either in the form of actual vacancy or in the form of turnover, non-payment, or slow payment of rent. Regarding collection loss specifically, we have applied a 3 percent loss factor throughout the holding period primarily as a contingency for potential collection problems and tenant defaults. This collection loss factor is applied to rental income from all tenants.

     We have projected an approximate three month lease-up period for the small 1,538 square foot space left vacant by the IRS. Rollovers are projected at six months. Applying a 50 percent probability of renewal indicates 3 months. Our cash flow model indicates occupancy ranging from 88.7 to 100 percent over the ten year holding period with an average of 96.2 percent. Adding the 3 percent credit loss indicates average vacancy and credit loss of 6.8 percent which appears adequate given market conditions and the likely tenant profile of the subject going forward.

Operating and Fixed Expenses

     Copies of the Income and Expense Summaries for the subject property, as supplied by management, are found in the Addenda. We based our estimated operating expenses on a review of the 1993 and 1995 itemized expenses for the subject property. In addition, we were provided with the property's 1996 budget. Finally, this data was compared with known operating statements of similar office projects, and consultations with the local property management personnel, as well as Cushman & Wakefield's Management staff.

     Total operating expenses were $6.91 per square foot in 1993 and $6.36 per square foot in 1995. 1993 seems to have been higher due to higher tenant utility costs. The 1996 budgeted

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

amount is projected to be slightly higher than 1995 at $6.55 per square foot. Our expense projections are based largely on 1995 as well as the 1996 budget.


Operating Expenses

     CAM/Operating - This expense category includes: maintenance, cleaning, grounds/lot cleaning, repairs, supplies, elevator contract and related payroll items. This broad category ran $260,682 or $2.59 per square foot of net rentable area in 1995. Given the property history, we have estimated an expense of $2.75 per square foot after applying a growth rate of 4.0 percent for year 1 of our cash flow. We have projected that this expense will increase 4.0 percent per year thereafter.

     Utilities - This item includes: heat, common electric, water and sewer. It approximated $1.85 per square foot of occupied area in 1995. This has been used as a base fir year 1 of the projection with expense growth applied.

     Property Insurance - This item was $14,532 in 1995. Again this cost was used as a base. It reflected a significant increase from 1993.

     Real Estate Taxes - Please refer to the prior Tax and Assessment section of this report.

     Leasing Commissions (Non-Recoverable) - Commissions are based on the typical Greater Boston schedule of 5, 4, 4, 3, 2 percent for years 1 through 5 respectively. For a flat lease, this converts to 18 percent of year 1. 50% of this formula is applied to renewals based on a 50 percent probability of renewal.

     Management - Based upon discussions with Cushman & Wakefield's Management Services staff, this expense typically includes management, bookkeeping, and general accounting costs associated with the operation of the property. The operating statements we were provided indicate a management fee of 5.0 percent of effective gross income has historically been charged. Based on the management fees for similar buildings, we consider a management fee of
     5.0 percent of effective gross income to be appropriate.

Other Expenses

     Other operating expenses include Tenant Improvements and Leasing Commissions. The probability of incurring future leasing commissions and tenant alterations is based on a 50 percent probability of turnover (an existing tenant vacates a space and the space is released to a new tenant) and a 50 percent probability of rollover (an existing tenant re-leases his space).

     Tenant Improvements - We have factored a $8.00 per square foot allowance for new leases and $2.00 per square foot for tenant renewals. The weighted average finish- out allowance based on a 50 percent renewal probability is therefore equals to $5.00

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     per square foot. Tenant improvement costs are projected to increase at a rate of four percent per year through the projection period.

     Capital Replacements/Reserves - Reserves for replacements are or should be set aside to accumulate an amount sufficient to replace and/or repair certain major building components over time, i.e., roof, major parking lot repairs, HVAC systems, etc. during the period under analysis. Based on the expense behavior of other comparable properties and the age of the subject property, we have estimated capital replacements/reserves at $0.15 per net rentable square foot, increasing by 4 percent per year throughout our analysis.

     Our projected expenses are predicated on the assumption that the property, will be prudently managed, while maintaining the improvements at a competitive level to preserve value. The preceding cumulative annual operating expense estimate for year 1 - fiscal year 1996 equates to $693,691 ($6.89 per square foot of net rentable area), excluding the capital replacements, tenant improvements and the leasing commissions. Our total projected expenses appear reasonable when compared to the historical experience and the 1996 budgeted amount.

Cash Flow Model

     In the calculation of the cash flow forecasts and investment results produced under these assumptions, projections and parameters, we employed the Pro-Ject Plus+ computer program. The program has the flexibility to allow for a tenant by tenant analysis of the subject as encumbered by the existing leases. It also allows for a variety of assumptions regarding future income streams and expenses. Our ten-year plus eleventh year reversion discounted cash flow analysis can be found in the Addenda.

Terminal Capitalization Rate Selection

     A terminal capitalization rate was used to estimate the market value of the property at the end of the assumed investment holding period. The rate is applied to the eleventh year estimate of net operating income before making deductions for leasing commissions, tenant improvement allowances, or capital reserves. We estimated an appropriate terminal rate based on the indicated capitalization rates of the improved property sales in today's market, as summarized below.

               ===================================================
                        Summary of Capitalization Rates
               ===================================================
                     Sale                     Capitalization
                      No.                         Rate
               ===================================================
                       1                           9.5%
                       2                           9.7%
                       3                          11.0%
                       4                          10.2%
               ===================================================

     A premium is generally added to today's rate to allow for the risk of unforeseen events or trends which might affect our estimate of net operating income during the holding period,

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                             Income Approach
================================================================================

including possible changes in market conditions for the property. Investors typically add 50 to 100 basis points to the going-in rate to arrive at a terminal capitalization rate, according to Cushman & Wakefield's periodic investor surveys.

     Considering the survey results and comparing the subject property to the comparables included in the Sales Comparison Approach, but also tempered by the fact that capitalization rates are falling (which is not reflected in the sales), we are of the opinion that a 10.0 percent terminal capitalization rate is appropriate to apply to the subject's projected net operating income in the eleventh year.

     From this projected sales. price, the estimated costs of sale for such items as real estate commissions, closing costs, legal fees, as well as others, must be deducted. We have estimated these cost to be 3 percent of the sales price.

Discount Rate Analysis

     We estimated future cash flows, including property value at reversion, and discounted that income stream at an internal rate of return (yield rates) currently required by investors for similar-quality real property. The yield rate (internal rate of return or IRR) is the single rate that discounts all future equity benefits (cash flows and equity reversion) to an estimate of net present value.

     Cushman & Wakefield Valuation Advisory Services periodically surveys national real estate investors to determine their investment objectives. Following is a brief review of internal rates of return, overall rates, and income and expense growth rates considered acceptable by respondents.

========================================================================================================
                             CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES
                    WINTER 1995 NATIONAL INVESTOR SURVEY FOR SUBURBAN OFFICE BUILDINGS
========================================================================================================
                  GOING IN       TERMINAL           IRR          INCOME        EXPENSE
                                                                 GROWTH         GROWTH       Projection
                -------------------------------------------------------------------------
                LOW     HIGH    LOW    HIGH    LOW     HIGH    LOW    HIGH    LOW   HIGH      Period
========================================================================================================
Mean            9.25    9.9     9.4    10.0    12.1    12.6    3.3    4.6     3.4    3.7        9
--------------------------------------------------------------------------------------------------------
Range           7.0     12.0    8.0    12.0    11.0    15.0    0.0    5.0     3.0    4.5      5 to 10
--------------------------------------------------------------------------------------------------------
No. of Responses: 16
========================================================================================================

     This table summarizes the investment parameters of some of the most prominent investors currently acquiring good quality office building properties in the United States. The entire survey is included in the Addenda to this report.

     The investors internal rates of return cited above range from 11.0 to 15.0 percent with a quoted low mean of 12.1 and a high of 12.6 percent. We have selected a 11.5 percent discount rate for the subject property.

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                            Income Approach
================================================================================

     The internal rate of return and terminal capitalization rate selected for this analysis were strongly influenced by our recent Investor Survey, but we also relied very heavily on the anecdotal data from Cushman & Wakefield's Financial Services Group. Furthermore, we realize that the survey reflects target rates rather than transactional rates. Transactional rates are usually difficult to obtain in the verification process and are actually only target rates of the buyer at the time of sale. The property's performance will ultimately determine the actual yield and capitalization rate at the time of sale after a specific holding period. We have found that, in improving markets or with above average properties, demand will be high and transactional rates may be lower than target rates that are quoted in surveys. We have tried to recognize this factor in our choice of rate for our cash flow model.

Discounted Cash Flow Chart

     The discounted cash flow analysis can be found in the Addenda to this report.

Conclusions Via the Income Approach

     The resulting value estimate is $8,200,000, or $81.49 per net rentable square foot, which translates in a 9.5 percent going-in capitalization rate.

As previously noted, the foregoing analysis projected initially that the IRS will re-new their lease for all but 1,538 square feet for a period of five years at the same rent, $15.23 per square foot of net rentable area. This rent is generally reflective of the market given the size of the space and nominal projected improvements. Given the generally good condition of the space, only a minimal allowance will be made for tenant improvements with no commissions deducted. This lease will be subject to standard renewal probability at its expiration.

     However, a potential investor would consider the potential re-leasing costs that would result if the IRS does not re-new. A projected 6 month leasing period would indicate approximately $312,000 in rent loss, $235,000 in alterations at $5.00 per square foot and about $130,000 in commissions for a total of $677,000, rounded to $680,000. Since these expenses would be incurred in year 1, they could be subtracted directly from the indicated value indicating a low end value of $7,500,000 after rounding and an overall range of $7,500,000 to $8,200,000. Given the likelihood that the IRS will re-new given their limited options in the current marketplace, a value conclusion between the middle and high end of the range is judged appropriate. Given all of the above, the Income Approach indicates a subject value of $8,000,000 or $79.50 per net rentable square foot, which translates in a 9.7 percent going-in capitalization rate.

                        Indicated Value - Income Approach
                                   $8,000,000


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                              RECONCILIATION AND FINAL ESTIMATE OF VALUE
================================================================================

     Value indications for the subject property by the Approaches to Value are indicated as follows:

                  Cost Approach                        Not
                                                    Applicable
                  Sales Comparison Approach         $8,000,000
                  Income Approach                   $8,000,000

     In the reconciliation, each approach to value is considered in order to determine the reliability of the data in each and to weigh which approach best represents the actions of typical users and investors in the market.

     The Cost Approach was not used due to a scarcity of regional land sales for office development for valuation of underlying land and the difficulty in estimating accrued depreciation on a building that was partly built in 1890 and totally rehabilitated in 1987 with addition. This approach is not reflective of a typical investors analysis given the leases in place.

     The Sales Comparison Approach, is based on the principle of substitution which implies that a prudent person will not pay more to buy or rent a property than it would cost to buy a comparable substitute property. In this approach, the subject property was compared with five office building sales. We analyzed the sales using the sales price per square foot and an income multiplier adjustment methods. Although various dissimilarities between the sales and the subject were noted, the general analysis is believed to provide reasonable support for our value conclusion. As such, the Sales Comparison Approach is afforded appropriate weight in the final conclusion.

     The Income Approach is based upon investor expectations for the income stream generated by an income producing property. After estimating gross income and the absorption of the vacant space, deductions were made for vacancy and collection losses, and variable, fixed and other expenses. The resulting net operating income was then converted into an indication of value by means of discounted cash flow model.

     Since investment properties are generally bought and sold based upon their income generating ability, all sources of pertinent data were carefully researched. It is our opinion that the Income Approach is the most reliable indicator of the value of the subject since the intent of our analysis was to mirror investor expectations.

     Therefore, giving primary weight to the indication of value via the Income Approach, as supported by the Sales Comparison Approach, we have formed an opinion that the market value of the leased fee estate in the referenced property, subject to the assumptions, limiting conditions, certifications, and definitions, as of July 25, 1996, was:

                              EIGHT MILLION DOLLARS
                                   $8,000,000

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                        ASSUMPTIONS AND LIMITING CONDITIONS
================================================================================

Appraisal means the appraisal report and opinion of value stated therein; or the letter opinion of value, to which these Assumptions and Limiting Conditions are annexed.

Property means the subject of the Appraisal.

C & W means Cushman & Wakefield, Inc. or its subsidiary which issued the Appraisal.

Appraiser(s) means the employee(s) of C&W who prepared and signed the Appraisal.

     The Appraisal has been made subject to the following assumptions and limiting conditions:

     1) No opinion is intended to be expressed and no responsibility is assumed for the legal description or for any matters which are legal in nature or require legal expertise or specialized knowledge beyond that of a real estate appraiser. Title to the Property is assumed to be good and marketable and the Property is assumed to be free and clear of all liens unless otherwise stated. No survey of the Property was undertaken.

     2) The information contained in the Appraisal or upon which the Appraisal is based has been gathered from sources the Appraiser assumes to be reliable and accurate. Some of such information may have been provided by the owner of the Property. Neither the Appraiser nor C&W shall be responsible for the accuracy or completeness of such information, including the correctness of estimates, opinions, dimensions, sketches, exhibits and factual matters.

     3) The opinion of value is only as of the date stated in the Appraisal. Changes since that date in external and market factors or in the Property itself can significantly affect property value.

     4) The Appraisal is to be used in whole and not in part. No part of the Appraisal shall be used in conjunction with any other appraisal. Publication of the Appraisal or any portion thereof without the prior written consent of C&W is prohibited. Except as may be otherwise stated in the letter of engagement, the Appraisal may not be used by any person other than the party to whom it is addressed or for purposes other than that for which it was prepared. No part of the Appraisal shall be conveyed to the public through advertising, or used in any sales or promotional material without C&W's prior written consent. Reference to the Appraisal Institute or to the MAI designation is prohibited.

     5) Except as may be otherwise stated in the letter of engagement, the Appraiser shall not be required to give testimony in any court or administrative proceeding relating to the Property or the Appraisal.

     6) The Appraisal assumes (a) responsible ownership and competent management of the Property, (b) there are no hidden or unapparent conditions of the Property, subsoil or structures that render the Property more or less valuable (no responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them); (c) full compliance with all applicable federal, state and local zoning and environmental regulations and laws, unless noncompliance is stated, defined an

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                        Assumptions and Limiting Conditions
===============================================================================

          considered in the Appraisal; and (d) all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisal is based.

     7) The physical condition of the improvements considered by the Appraisal is based on visual inspection by the Appraiser or other person identified in the Appraisal. C&W assumes no responsibility for the soundness of structural members nor for the condition of mechanical equipment, plumbing or electrical components.

     8) The forecasted potential gross income referred to in the Appraisal may be based on lease summaries provided by the owner or third parties. The Appraiser assumes no responsibility for the authenticity or completeness of lease information provided by others. C&W recommends that legal advice be obtained regarding the interpretation of lease provisions and the contractual rights of parties.

     9) The forecasts of income and expenses are not predictions of the future. Rather, they are the Appraisers best estimates of current market thinking on future income and expenses. The Appraiser and C&W make no warranty or representation that these forecasts will materialize. The real estate market is constantly fluctuating and changing. It is not the Appraisers task to predict or in any way warrant the conditions of a future real estate market; the Appraiser can only reflect what the investment community, as of the date of the Appraisal, envisages for the future in terms of rental rates, expenses, supply and demand.


     10) Unless otherwise stated in the Appraisal, the existence of potentially hazardous or toxic materials which may have been used in the construction or maintenance of the improvements or may be located at or about the Property was not considered in arriving at the opinion of value. These materials (such as formaldehyde foam insulation, asbestos insulation and other potentially hazardous materials) may adversely affect the value of the Property. The Appraisers are not qualified to detect such substances. C&W recommends that an environmental expert be employed to determine the impact of these matters on the opinion of value.

     11) Unless otherwise stated in the Appraisal, compliance with the requirements of the Americans With Disabilities Act of 1990 (ADA) has not been considered in arriving at the opinion of value. Failure to comply with the requirements of the ADA may adversely affect the value of the Property. C&W recommends that an expert in this field be employed.


================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                 CERTIFICATION OF APPRAISAL
================================================================================

We certify that, to the best of our knowledge and belief:

     1) We, Thomas M. Mullin and Alan P. Bascom have inspected the property, and I, Alan P. Bascom, MAI, have reviewed the report and concur with the findings contained herein.

     2)   The statements of fact contained in this report are true and correct.

     3) The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions.

     4) We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved.

     5) Our compensation is not contingent upon the reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event. The appraisal assignment was not based on a requested minimum valuation, a specific valuation or the approval of a loan.

     6) No one provided significant professional assistance to the persons signing this report.

     7) Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute.

     8) The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

     9) As of the date of this report, Alan P. Bascom, MAI, has completed the requirements of the continuing education program of the Appraisal Institute.



Thomas M. Mullin
Boston Valuation Advisory Services
Certification No. MA CG-2433

Alan P. Bascom, MAI
Managing Director
Valuation Advisory Services
Certification No. MA CG-71

================================================================================

                                                                       CUSHMAN &
                                                                    WAKEFIELD(R)
                                                     A ROCKEFELLER GROUP COMPANY
                                                     ---------------------------
                                                          APPRAISAL SERVICES
                                                     ---------------------------

                                                                    ADDENDA
================================================================================


















================================================================================

          PURCHASE/SALE YIELD TABLE FOR 1 MONTVALE AVENUE, STONEHAM MA
             Purchase Price(000's)/Cap Going In as a function of IRR
            All Cash analysis (Purchased August 1996 Sold July 2006)



                     Sale Price(000's)/Terminal  Cap
                            12,939   12,265  11,654   11,100   10,593
              IRR            9.50    10.00    10.50    11.00    11.50
     ------------------------------------------------------------------
             10.00           9,342    9,081    8,846   8,632    8,437
                             8.32     8.55     8.78    9.00     9.21
             10.50           9,019    8,771    8,546   8,342    8.155
                             8.61     8.86     9.09    9.31     9.53
             11.00           8,711    8,474    8,259   8,064    7,885
                             8.92     9.17     9.41    9.63     9.85
             11.50           8,417    8,190    7,985   7,798    7,627
                             9.23     9.48     9.73    9.96    10.18
             12.00           8,136    7,919    7,722   7,543    7,380
                             9.55     9.81    10.06   10.30    10.53

                                                   1 MONTVALE AVENUE, STONEHAM MA
                                                      PROJECT DESIGNATOR: STON
                                                       ANNUAL CASH FLOW REPORT
                                                    BEGINNING 8/1/96 FOR 11 YEARS


                     FY1997    FY1998    FY1999    FY2000    FY2001    FY2002    FY2003    FY2004    FY2005     FY2006     FY2007
INCOME
------
MINIMUM RENT:
MASS EYE & EAR         4,500     3,750     6,940     7,571     7,571     8,265     8,328     6,835     9,212      9,212      9,826
MASS EYE & EAR        25,644    21,370    36,019    39,293    39,293    42,895    43,223    35,473    47,806     47,806     50,994
MASS EYE & EAR        80,836    67,363    91,596    99,923    99,923   109,082   109,915    90,207   121,571    121,571    129,676
MASS EYE & EAR        57,722    48,102    69,493    75,810    75,810    82,760    83,391    68,439    92,235     92,235     98,384
CREDIT EXCHANGE       43,574    46,889    48,783    49,257    42,279    59,929    59,929    62,925    65,922     51,189     72,912
ZEITECH               32,703    39,997    39,997    29,997    50,902    50,902    50,902    55,992    55,992     46,447     61,930
GSA FDA              503,586   397,049   542,306   542,306   569,421   596,536   463,217   659,797   659,797    676,292    725,777
GSA IRS              721,521   721,521   721,521   721,521   721,521   679,735   959,111   959,111 1,015,060  1,055,023    828,561
LEASE UP              19,610    26,146    26,146    26,146    26,146    23,078    33,083    33,083    34,737     36,391     28,258
                   --------- --------- --------- --------- --------- --------- --------- --------- ---------  ---------  ---------
TOTAL MINIMUM RENT 1,489,696 1,372,187 1,582,801 1,591,824 1,632,866 1,653,182 1,811,099 1,971,862 2,102,332  2,136,166  2,006,318

RECOVERIES:
COMBINATION 2         20,117    20,712    18,855    30,822    25,026    36,347    31,121    33,737    67,479     85,906     64,911
REAL ESTATE TAXES      6,170     6,500     4,348     7,426     8,297    10,730    11,084     9,313    16,502     22,467     19,070
                   --------- --------- --------- --------- --------- --------- --------- --------- ---------  ---------  ---------
TOTAL RECOVERIES      26,287    27,212    23,203    38,248    33,323    47,077    42,205    43,050    83,981    108,373     83,981

                   --------- --------- --------- --------- --------- --------- --------- --------- ---------  ---------  ---------
GROSS RENTAL
   INCOME          1,515,983 1,399,399 1,606,004 1,630,072 1,666,189 1,700,259 1,853,304 2,014,912 2,186,313  2,244,539  2,090,299
CREDIT LOSS          (45,479)  (41,982)  (48,180)  (48,902)  (49,986)  (51,008)  (55,599)  (60,447)  (65,589)   (67,336)   (62,709)
                   --------- --------- --------- --------- --------- --------- --------- --------- ---------  ---------  ---------


                                                                                                                              PAGE 2


                     FY1997    FY1998    FY1999    FY2000    FY2001    FY2002    FY2003    FY2004    FY2005     FY2006     FY2007
TOTAL INCOME       1,470,504 1,357,417 1,557,824 1,581,170 1,616,203 1,649,251 1,797,705 1,954,465 2,120,724  2,177,203  2,027,590

EXPENSES

REAL ESTATE TAXES    143,606   149,350   155,324   161,537   167,998   174,718   181,707   188,975   196,534    204,396    212,572
INSURANCE             15,466    16,085    16,728    17,397    18,093    18,817    19,569    20,352    21,166     22,013     22,893
UTILITIES            183,659   187,091   201,161   212,444   205,243   219,965   225,177   239,445   259,440    268,723    260,605
OPERATING  EXPENSES  277,435   288,533   300,074   312,077   324,560   337,542   351,044   365,086   379,689    394,877    410,672
MANAGEMENT FEE        73,525    67,871    77,891    79,059    80,810    82,463    89,885    97,723   106,036    108,860    101,380
                   --------- --------- --------- --------- --------- --------- --------- --------- ---------  ---------  ---------
TOTAL EXPENSES       693,691   708,930   751,178   782,514   796,704   833,505   867,382   911,581   962,865    998,869  1,008,122
                   --------- --------- --------- --------- --------- --------- --------- --------- ---------  ---------  ---------
NET OPERATING
 INCOME              776,813   648,487   806,646   798,656   819,499   815,746   930,323 1,042,884 1,157,859  1,178,334  1,019,468

ALTERATIONS            7,690   169,470    65,080         0    42,627   309,452   206,187    79,180         0     51,862    376,496
COMMISSIONS            4,706    76,140    31,253         0    15,561   139,304    92,636    38,024         0     18,932    169,485
CAPITAL RESERVE       15,095    15,699    16,327    16,980    17,659    18,365    19,100    19,864    20,659     21,485     22,344
                   --------- --------- --------- --------- --------- --------- --------- --------- ---------  ---------  ---------
CASH FLOW            749,322   387,178   693,986   781,676   743,652   348,625   612,400   905,816 1,137,200  1,086,055    451,143


                                                   1 MONTVALE AVENUE, STONEHAM MA
                                                      PROJECT DESIGNATOR: STON
                                                      AVERAGE OCCUPANCY REPORT
                                                           FOR ALL TENANTS



                       1996    1997    1998    1999    2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
                     ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
JANUARY               99,092 100,630  69,293 100,630 100,630  96,841  99,092 100,630 100,630 100,630 100,630  53,255 100,630  87,596
FEBRUARY              99,092 100,630 100,630 100,630 100,630 100,630 100,630  69,293 100,630 100,630  96,841  51,717 100,630  87,596
MARCH                 99,092 100,630 100,630 100,630 100,630 100,630 100,630  69,293 100,630 100,630  96,841  51,717 100,630 100,630
APRIL                 99,092 100,630 100,630 100,630 100,630 100,630 100,630  69,293 100,630 100,630  96,841  99,092 100,630 100,630
MAY                   99,092 100,630 100,630 100,630  97,283 100,630 100,630 100,630 100,630 100,630 100,630 100,630  69,293 100,630
JUNE                  99,092 100,630  87,596 100,630  97,283 100,630 100,630 100,630 100,630 100,630 100,630 100,630  69,293 100,630
JULY                  99,092 100,630  87,596 100,630  97,283 100,630 100,630 100,630 100,630 100,630 100,630 100,630  69,293 100,630
AUGUST                99,092 100,630  87,596 100,630 100,630 100,630 100,630 100,630 100,630  97,283 100,630 100,630 100,630 100,630
SEPTEMBER             99,092 100,630 100,630 100,630 100,630 100,630 100,630  87,596 100,630  97,283 100,630 100,630 100,630 100,630
OCTOBER               99,092 100,630 100,630 100,630 100,630  53,255 100,630  87,596 100,630  97,283 100,630 100,630 100,630 100,630
NOVEMBER             100,630  69,293 100,630 100,630  96,841  51,717 100,630  87,596 100,630 100,630 100,630 100,630 100,630 100,630
DECEMBER             100,630  69,293 100,630 100,630  96,841  51,717 100,630 100,630 100,630 100,630 100,630 100,630  87,596 100,630
                     ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
AVERAGE SF
 OCCUPIED-OCCA        99,348  95,407  94,760 100,630  99,162  88,214 100,502  89,537 100,630  99,793  99,683  88,402  91,710  98,458

TOTAL SF-NRA         100,630 100,630 100,630 100,630 100,630 100,630 100,630 100,630 100,630 100,630 100,630 100,630 100,630 100,630
                     ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
OCCUPANCY %            98.73   94.81   94.17  100.00   98.54   87.66   99.87   88.98  100.00   99.17   99.06   87.85   91.14   97.84
                     ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

                         1 MONTVALE AVENUE, STONEHAM MA
                            PROJECT DESIGNATOR: STON
                                 TENANT REGISTER




             TENANT                      SQUARE FEET   BEGIN DATE    END DATE
-----------------------------------      -----------   ----------    --------

# 1 - MNGT/MAINT                               210        1/1996      3/2079
# 2 - MASS EYE & EAR                         1,000        5/1991      5/1998
# 3 - MASS EYE & EAR                         2,137        9/1991      5/1998
# 4 - MASS EYE & EAR                         5,774        5/1991      5/1998
# 5 - MASS EYE & EAR                         4,123        9/1991      5/1998
# 6 - CREDIT EXCHANGE                        3,789       11/1990     10/2000
# 7 - ZEITECH                                3,347        4/1995      4/2000
# 8 - GSA FDA                               31,337       11/1987     10/1997
# 9 - GSA IRS                               47,375        6/1988      9/2001
#10 - LEASE UP                               1,538       11/1996     10/2001
                                           -------
         10 TENANTS                        100,630
                                           =======

                                                   1 MONTVALE AVENUE, STONEHAM MA
                                                      PROJECT DESIGNATOR: STON
                                                        LEASE ABSTRACT REPORT
                                                           FOR ALL TENANTS


                 PRIMARY/                                     ANNUAL                  BREAK                      PRO RATA    % OF
                SECONDARY SQUARE LEASE LEASE OPTION  MINIMUM MINIMUM OVERAGE CEILING  POINT                       SHARE   RENT SUBJ
      TENANT      CODES    FEET  BEGIN  END  #/MOS   RENT/SF   RENT     %    (000'S) (000'S)      RECOVERIES       BASE     TO CPI
--------------- --------- ------ ----- ----- ------ -------- ------- ------- ------- -------- ------------------ -------- ----------
# 1                 -        210  1/96  3/79  -         0.00       0    -       -       -     NONE
MNGT/MAINT          -

# 2                        1,000  5/91  5/98  -         4.50   4,500    -       -       -     COMBINATION 2       375,350
MASS EYE & EAR      -                                                                         REAL ESTATE TAXES   109,687

# 3                 -      2,137  9/91  5/98  -        12.00  25,644    -       -       -     COMBINATION 2       375,350
MASS EYE & EAR      -                                                                         REAL ESTATE TAXES   109,687

# 4                 -      5,774  5/91  5/98  -        14.00  80,836    -       -       -     COMBINATION 2       375,350
MASS EYE & EAR      -                                                                         REAL ESTATE TAXES   109,687

# 5                 -      4,123  9/91  5/98  -        14.00  57,722    -       -       -     COMBINATION 2       375,350
MASS EYE & EAR      -                                                                         REAL ESTATE TAXES   109,687

# 6                 -      3,789 11/90 10/00  -        10.00  37,890    -       -       -     COMBINATION 2       298,871
CREDIT EXCHANGE     -                            11/96 12.00  45,468                          REAL ESTATE TAXES   100,630
                                                 11/97 12.50  47,363
                                                 11/98 13.00  49,257

# 7                 -      3,347  4/95  4/00  -         6.72  22,492    -       -       -     COMBINATION 2       470,016
ZEITECH             -                             1/97 11.95  39,997                          REAL ESTATE TAXES   140,331


                                                                                                                              PAGE 2

                 PRIMARY/                                     ANNUAL                  BREAK                      PRO RATA    % OF
                SECONDARY SQUARE LEASE LEASE OPTION  MINIMUM MINIMUM OVERAGE CEILING  POINT                       SHARE   RENT SUBJ
      TENANT      CODES    FEET  BEGIN  END  #/MOS   RENT/SF   RENT     %    (000'S) (000'S)      RECOVERIES       BASE     TO CPI
--------------- --------- ------ ----- ----- ------ -------- ------- ------- ------- -------- ------------------ -------- ----------
# 8                 -     31,337 11/87 10/97  -        16.07 503,586    -       -       -     NONE
GSA FDA             -

# 9                 -     47,375  6/88  9/01  -        15.23 721,521    -       -       -     NONE
GSA IRS             -

# 10                -      1,538 11/96 10/01  -        17.00  26,146    -       -       -     COMBINATION 2       470,016
LEASE UP            -                                                                         REAL ESTATE TAXES   140,331
                         -------
                         100,630
                         =======


                                                   1 MONTVALE AVENUE, STONEHAM MA
                                                      PROJECT DESIGNATOR: STON
                                                    ANNUAL TENANT REVENUE REPORT
                                                       FOR TENANTS 1 THROUGH 3





   1. MNGT/MAINT   OCCUPIES   210 SF  (0.21% OF NRA)
      BASE LEASE   FROM JAN 1996 TO MAR 2079


                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT                   0         0         0         0         0         0         0         0         0         0         0
MINIMUM RENT/SF             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES               0         0         0         0         0         0         0         0         0         0         0
TOT RECOVERIES/SF           0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

TOTAL REVENUE                  0         0         0         0         0         0         0         0         0         0         0
TOTAL REVENUE/SF            0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00


                                                                                                                              PAGE 2


   2. MASS EYE & EAR        OCCUPIES     1,000 SF  (0.99% OF NRA)
      BASE LEASE   FROM MAY 1991 TO    MAY 1998

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT               4,500     3,750     6,940     7,571     7,571     8,265     8,328     6,835     9,212     9,212     9,826
MINIMUM RENT/SF             4.50      3.75      6.94      7.57      7.57      8.27      8.33      6.84      9.21      9.21      9.83
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2              1,006       951         0         0         0         0         0         0         0         0         0
REAL ESTATE TAXES            337       324         0         0         0         0         0         0         0         0         0
COMBINATION 2                  0         0       187       425       484       767       960       380       653       904       989
REAL ESTATE TAXES              0         0        35        97       161       228       297        70       118       196       277
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES           1,343     1,275       222       522       645       995     1,257       450       771     1,100     1,266
TOT RECOVERIES/SF           1.34      1.27      0.22      0.52      0.64      1.00      1.26      0.45      0.77      1.10      1.27
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE              5,843     5,025     7,162     8,093     8,216     9,260     9,585     7,285     9,983    10,312    11,092
TOTAL REVENUE/SF            5.84      5.03      7.16      8.09      8.22      9.26      9.59      7.28      9.98     10.31     11.09

COMMISSIONS                    0         0     1,063         0         0         0         0     1,293         0         0         0
COMMISSIONS/SF              0.00      0.00      1.06      0.00      0.00      0.00      0.00      1.29      0.00      0.00      0.00


                                                                                                                              PAGE 3

   3. MASS EYE & EAR   OCCUPIES    2,137 SF  (2.12% OF NRA)
      BASE LEASE   FROM SEP 1991 TO MAY 1998

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT              25,644    21,370    36,019    39,293    39,293    42,895    43,223    35,473    47,806    47,806    50,994
MINIMUM RENT/SF            12.00     10.00     16.85     18.39     18.39     20.07     20.23     16.60     22.37     22.37     23.86
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2              2,149     2,033         0         0         0         0         0         0         0         0         0
REAL ESTATE TAXES            720       693         0         0         0         0         0         0         0         0         0
COMBINATION 2                  0         0       399       907     1,034     1,638     2,051       811     1,395     1,932     2,114
REAL ESTATE TAXES              0         0        75       207       344       487       635       150       252       419       593
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES           2,869     2,726       474     1,114     1,378     2,125     2,686       961     1,647     2,351     2,707
TOT RECOVERIES/SF           1.34      1.28      0.22      0.52      0.64      0.99      1.26      0.45      0.77      1.10      1.27
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE             28,513    24,096    36,493    40,407    40,671    45,020    45,909    36,434    49,453    50,157    53,701
TOTAL REVENUE/SF           13.34     11.28     17.08     18.91     19.03     21.07     21.48     17.05     23.14     23.47     25.13

ALTERATIONS                    0         0    11,557         0         0         0         0    14,061         0         0         0
ALTERATIONS/SF              0.00      0.00      5.41      0.00      0.00      0.00      0.00      6.58      0.00      0.00      0.00
COMMISSIONS                    0         0     5,517         0         0         0         0     6,712         0         0         0
COMMISSIONS/SF              0.00      0.00      2.58      0.00      0.00      0.00      0.00      3.14      0.00      0.00      0.00


                                                                                                                              PAGE 4

   4. MASS EYE & EAR   OCCUPIES   5,774 SF  (5.74% OF NRA)
      BASE LEASE   FROM MAY 1991 TO MAY 1998

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT              80,836    67,363    91,596    99,923    99,923   109,082   109,915    90,207   121,571   121,571   129,676
MINIMUM RENT/SF            14.00     11.67     15.86     17.31     17.31     18.89     19.04     15.62     21.05     21.05     22.46
MARKET RENT/SF             16.37     17.03     17.71     18.42     19.15     19.92     20.72     21.55     22.41     23.30     24.24
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2              5,807     5,492         0         0         0         0         0         0         0         0         0
REAL ESTATE TAXES          1,946     1,873         0         0         0         0         0         0         0         0         0
COMBINATION 2                  0         0     1,077     2,452     2,795     4,426     5,543     2,192     3,768     5,221     5,712
REAL ESTATE TAXES              0         0       203       560       930     1,316     1,717       404       681     1,132     1,601
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES           7,753     7,365     1,280     3,012     3,725     5,742     7,260     2,596     4,449     6,353     7,313
TOT RECOVERIES/SF           1.34      1.28      0.22      0.52      0.65      0.99      1.26      0.45      0.77      1.10      1.27
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE             88,589    74,728    92,876   102,935   103,648   114,824   117,175    92,803   126,020   127,924   136,989
TOTAL REVENUE/SF           15.34     12.94     16.09     17.83     17.95     19.89     20.29     16.07     21.83     22.16     23.73

ALTERATIONS                    0         0    31,226         0         0         0         0    37,991         0         0         0
ALTERATIONS/SF              0.00      0.00      5.41      0.00      0.00      0.00      0.00      6.58      0.00      0.00      0.00
COMMISSIONS                    0         0    14,029         0         0         0         0    17,069         0         0         0
COMMISSIONS/SF              0.00      0.00      2.43      0.00      0.00      0.00      0.00      2.96      0.00      0.00      0.00


                                                                                                                              PAGE 5

   5. MASS EYE & EAR   OCCUPIES   4,123 SF (4.10% OF NRA)
      BASE LEASE FROM SEP 1991 TO MAY 1998

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT              57,722    48,102    69,493    75,810    75,810    82,760    83,391    68,439    92,235    92,235    98,384
MINIMUM RENT/SF            14.00     11.67     16.85     18.39     18.39     20.07     20.23     16.60     22.37     22.37     23.86
MARKET RENT/SF             17.40     18.09     18.82     19.57     20.35     21.17     22.01     22.89     23.81     24.76     25.75
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2              4,147     3,922         0         0         0         0         0         0         0         0         0
REAL ESTATE TAXES          1,390     1,338         0         0         0         0         0         0         0         0         0
COMBINATION 2                  0         0       769     1,751     1,996     3,160     3,958     1,566     2,691     3,728     4,079
REAL ESTATE TAXES              0         0       145       400       664       940     1,226       289       486       808     1,143
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES           5,537     5,260       914     2,151     2,660     4,100     5,184     1,855     3,177     4,536     5,222
TOT RECOVERIES/SF           1.34      1.28      0.22      0.52      0.65      0.99      1.26      0.45      0.77      1.10      1.27
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE             63,259    53,362    70,407    77,961    78,470    86,860    88,575    70,294    95,412    96,771   103,606
TOTAL REVENUE/SF           15.34     12.94     17.08     18.91     19.03     21.07     21.48     17.05     23.14     23.47     25.13

ALTERATIONS                    0         0    22,297         0         0         0         0    27,128         0         0         0
ALTERATIONS/SF              0.00      0.00      5.41      0.00      0.00      0.00      0.00      6.58      0.00      0.00      0.00
COMMISSIONS                    0         0    10,644         0         0         0         0    12,950         0         0         0
COMMISSIONS/SF              0.00      0.00      2.58      0.00      0.00      0.00      0.00      3.14      0.00      0.00      0.00


                                                                                                                              PAGE 6


   6. CREDIT EXCHANGE    OCCUPIES   3,789 SF  (3.77% OF NRA)
      BASE LEASE   FROM NOV 1990 TO OCT 2000

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT              43,574    46,889    48,783    49,257    42,279    59,929    59,929    62,925    65,922    51,189    72,912
MINIMUM RENT/SF            11.50     12.38     12.87     13.00     11.16     15.82     15.82     16.61     17.40     13.51     19.24
MARKET RENT/SF             13.30     13.84     14.39     14.96     15.56     16.19     16.83     17.51     18.21     18.93     19.69
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2              6,690     7,261     8,249     9,151     2,359         0         0         0         0         0         0
REAL ESTATE TAXES          1,618     1,834     2,059     2,293       598         0         0         0         0         0         0
COMBINATION 2                  0         0         0         0         0     1,112     1,845     2,941     4,274     2,406         0
REAL ESTATE TAXES              0         0         0         0         0       150       413       687       971       571       182
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES           8,308     9,095    10,308    11,444     2,957     1,262     2,258     3,628     5,245     2,977       182
TOT RECOVERIES/SF           2.19      2.40      2.72      3.02      0.78      0.33      0.60      0.96      1.38      0.79      0.05
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE             51,882    55,984    59,091    60,701    45,236    61,191    62,187    66,553    71,167    54,166    73,094
TOTAL REVENUE/SF           13.69     14.78     15.60     16.02     11.94     16.15     16.41     17.56     18.78     14.30     19.29

ALTERATIONS                    0         0         0         0    23,049         0         0         0         0    28,043         0
ALTERATIONS/SF              0.00      0.00      0.00      0.00      6.08      0.00      0.00      0.00      0.00      7.40      0.00
COMMISSIONS                    0         0         0         0     8,414         0         0         0         0    10,237         0
COMMISSIONS/SF              0.00      0.00      0.00      0.00      2.22      0.00      0.00      0.00      0.00      2.70      0.00


                                                                                                                              PAGE 7

   7. ZEITECH      OCCUPIES    3,347 SF  (3.33% OF NRA)
      BASE LEASE   FROM APR 1995 TO APR 2000

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT              32,703    39,997    39,997    29,997    50,902    50,902    50,902    55,992    55,992    46,447    61,930
MINIMUM RENT/SF             9.77     11.95     11.95      8.96     15.21     15.21     15.21     16.73     16.73     13.88     18.50
MARKET RENT/SF             13.30     13.84     14.39     14.97     15.56     16.18     16.83     17.50     18.21     18.93     19.69
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2                218       721     1,595     1,731         0         0         0         0         0         0         0
REAL ESTATE TAXES            109       300       499       507         0         0         0         0         0         0         0
COMBINATION 2                  0         0         0         0         0       931     1,541     2,509     3,687       514       799
REAL ESTATE TAXES              0         0         0         0       127       351       583       825     1,077       155       427
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES             327     1,021     2,094     2,238       127     1,282     2,124     3,334     4,764       669     1,226
TOT RECOVERIES/SF           0.10      0.31      0.63      0.67      0.04      0.38      0.63      1.00      1.42      0.20      0.37
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE             33,030    41,018    42,091    32,235    51,029    52,184    53,026    59,326    60,756    47,116    63,156
TOTAL REVENUE/SF            9.87     12.26     12.58      9.63     15.25     15.59     15.84     17.73     18.15     14.08     18.87

ALTERATIONS                    0         0         0         0    19,578         0         0         0         0    23,819         0
ALTERATIONS/SF              0.00      0.00      0.00      0.00      5.85      0.00      0.00      0.00      0.00      7.12      0.00
COMMISSIONS                    0         0         0         0     7,147         0         0         0         0     8,695         0
COMMISSIONS/SF              0.00      0.00      0.00      0.00      2.14      0.00      0.00      0.00      0.00      2.60      0.00


                                                                                                                              PAGE 8

   8. GSA FDA      OCCUPIES      31,337 SF  (31.14% OF NRA)
      BASE LEASE   FROM NOV 1987 TO OCT 1997

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT             503,586   397,049   542,306   542,306   569,421   596,536   463,217   659,797   659,797   676,292   725,777
MINIMUM RENT/SF            16.07     12.67     17.31     17.31     18.17     19.04     14.78     21.05     21.05     21.58     23.16
MARKET RENT/SF             16.37     17.03     17.71     18.42     19.15     19.92     20.72     21.55     22.41     23.30     24.24
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2                  0         0     5,846    13,306    15,168    24,020    15,223     9,423    20,450    28,334    30,999
REAL ESTATE TAXES              0         0     1,103     3,038     5,050     7,142     4,199     1,342     3,696     6,144     8,690
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES               0         0     6,949    16,344    20,218    31,162    19,422    10,765    24,146    34,478    39,689
TOT RECOVERIES/SF           0.00      0.00      0.22      0.52      0.65      0.99      0.62      0.34      0.77      1.10      1.27
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE            503,586   397,049   549,255   558,650   589,639   627,698   482,639   670,562   683,943   710,770   765,466
TOTAL REVENUE/SF           16.07     12.67     17.53     17.83     18.82     20.03     15.40     21.40     21.83     22.68     24.43


ALTERATIONS                    0   169,470         0         0         0         0   206,187         0         0         0         0
ALTERATIONS                 0.00      5.41      0.00      0.00      0.00      0.00      6.58      0.00      0.00      0.00      0.00
COMMISSIONS                    0    76,140         0         0         0         0    92,636         0         0         0         0
COMMISSIONS/SF              0.00      2.43      0.00      0.00      0.00      0.00      2.96      0.00      0.00      0.00      0.00



                                                                                                                              PAGE 9

   9. GSA IRS      OCCUPIES    47,375 SF  (47.08% OF NRA)
      BASE LEASE   FROM JUN 1988 TO SEP 2001

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT             721,521   721,521   721,521   721,521   721,521   679,735   959,111   959,111 1,015,060 1,055,023   828,561
MINIMUM RENT/SF            15.23     15.23     15.23     15.23     15.23     14.35     20.25     20.25     21.43     22.27     17.49
MARKET RENT/SF             16.37     17.03     17.71     18.42     19.15     19.92     20.72     21.55     22.41     23.30     24.24
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2                  0         0         0         0         0         0         0    13,477    29,600    41,519    19,466
REAL ESTATE TAXES              0         0         0         0         0         0     1,951     5,372     8,931    12,632     5,916
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES               0         0         0         0         0         0     1,951    18,849    38,531    54,151    25,382
TOT RECOVERIES/SF           0.00      0.00      0.00      0.00      0.00      0.00      0.04      0.40      0.81      1.14      0.54
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE            721,521   721,521   721,521   721,521   721,521   679,735   961,062   977,960 1,053,591 1,109,174   853,943
TOTAL REVENUE/SF           15.23     15.23     15.23     15.23     15.23     14.35     20.29     20.64     22.24     23.41     18.03

ALTERATIONS                    0         0         0         0         0   299,722         0         0         0         0   364,658
ALTERATIONS/SF              0.00      0.00      0.00      0.00      0.00      6.33      0.00      0.00      0.00      0.00      7.70
COMMISSIONS                    0         0         0         0         0   134,659         0         0         0         0   163,834
COMMISSIONS/SF              0.00      0.00      0.00      0.00      0.00      2.84      0.00      0.00      0.00      0.00      3.46


                                                                                                                             PAGE 10

  10. LEASE UP     OCCUPIES  1,538 SF  (1.53% OF NRA)
      BASE LEASE   FROM NOV 1996 TO OCT 2001

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT              19,610    26,146    26,146    26,146    26,146    23,078    33,083    33,083    34,737    36,391    28,258
MINIMUM RENT/SF            12.75     17.00     17.00     17.00     17.00     15.01     21.51     21.51     22.59     23.66     18.37
MARKET RENT/SF             13.15     18.09     18.82     19.57     20.35     21.17     22.01     22.89     23.81     24.76     25.75
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2                100       332       733     1,099     1,190       293         0         0         0         0         0
REAL ESTATE TAXES             50       138       229       324       423       116         0         0         0         0         0
COMBINATION 2                  0         0         0         0         0         0         0       438       961     1,348       753
REAL ESTATE TAXES              0         0         0         0         0         0        63       174       290       410       241
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES             150       470       962     1,423     1,613       409        63       612     1,251     1,758       994
TOT RECOVERIES/SF           0.10      0.31      0.63      0.93      1.05      0.27      0.04      0.40      0.81      1.14      0.65
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE             19,760    26,616    27,108    27,569    27,759    23,487    33,146    33,695    35,988    38,149    29,252
TOTAL REVENUE/SF           12.85     17.31     17.63     17.93     18.05     15.27     21.55     21.91     23.40     24.80     19.02

ALTERATIONS                7,690         0         0         0         0     9,730         0         0         0         0    11,838
ALTERATIONS/SF              5.00      0.00      0.00      0.00      0.00      6.33      0.00      0.00      0.00      0.00      7.70
COMMISSIONS                4,706         0         0         0         0     4,645         0         0         0         0     5,651
COMMISSIONS/SF              3.06      0.00      0.00      0.00      0.00      3.02      0.00      0.00      0.00      0.00      3.67


                                                                                                                             PAGE 11

REPORT TOTAL FOR 1 MONTVALE AVENUE, STONEHAM MA (NRA = 100,630 SF)

                          FY97      FY98      FY99      FY 0      FY 1      FY 2      FY 3      FY 4      FY 5      FY 6      FY 7
MINIMUM RENT           1,489,696 1,372,187 1,582,801 1,591,824 1,632,866 1,653,182 1,811,099 1,971,862 2,102,332 2,136,166 2,006,318
MINIMUM RENT/SF            14.80     13.64     15.73     15.82     16.23     16.43     18.00     19.60     20.89     21.23     19.94
MARKET RENT/SF             16.07     16.78     17.45     18.15     18.88     19.63     20.42     21.24     22.08     22.97     23.89
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

COMBINATION 2             20,117    20,712    18,855    30,822    25,026    36,347    31,121    33,737    67,479    85,906    64,911
REAL ESTATE TAXES          6,170     6,500     4,348     7,426     8,297    10,730    11,084     9,313    16,502    22,467    19,070

                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL RECOVERIES          26,287    27,212    23,203    38,248    33,323    47,077    42,205    43,050    83,981   108,373    83,981
TOT RECOVERIES/SF           0.26      0.27      0.23      0.38      0.33      0.47      0.42      0.43      0.83      1.08      0.83
                       --------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL REVENUE          1,515,983 1,399,399 1,606,004 1,630,072 1,666,189 1,700,259 1,853,304 2,014,912 2,186,313 2,244,539 2,090,299
TOTAL REVENUE/SF           15.06     13.91     15.96     16.20     16.56     16.90     18.42     20.02     21.73     22.30     20.77

ALTERATIONS                7,690   169,470    65,080         0    42,627   309,452   206,187    79,180         0    51,862   376,496
ALTERATIONS/SF              0.08      1.68      0.65      0.00      0.42      3.08      2.05      0.79      0.00      0.52      3.74
COMMISSIONS                4,706    76,140    31,253         0    15,561   139,304    92,636    38,024         0    18,932   169,485
COMMISSIONS/SF              0.05      0.76      0.31      0.00      0.15      1.38      0.92      0.38      0.00      0.19      1.68


                         1 MONTVALE AVENUE, STONEHAM MA
                            PROJECT DESIGNATOR: STON
                                EXPIRATION REPORT
                        YEARS 1997 TO 2007, ALL TENANTS,
                     INCLUDING OPTIONS, INCLUDING RENEWALS,
                    EXCLUDING BASE LEASES AND PRIOR OPTIONS,
                      BASE RENTS INCLUDING CPI ADJUSTMENTS,
                           INCLUDING PERCENTAGE RENTS


                                 TERM/      BASE              TOTAL    MARKET
      TENANT        SQUARE FT  END DATE   RENT/SF  RECV/SF   RENT/SF   RENT/SF
------------------- ---------  ---------  -------  -------   -------   -------

# 8                            INITIAL
GSA FDA                31,337  10/1997     16.07     0.00     16.07     16.64

# 3                            INITIAL
MASS EYE & EAR          2,137   5/1998     12.00     1.65     13.65     18.39

# 4                            INITIAL
MASS EYE & EAR          5,774   5/1998     14.00     1.65     15.65     17.31

# 5                            INITIAL
MASS EYE & EAR          4,123   5/1998     14.00     1.65     15.65     18.39

# 2                            INITIAL
MASS EYE & EAR          1,000   5/1998      4.50     1.66      6.16      7.57
                      -------              -----    -----     -----     -----
5 FY 98 EXPIRATIONS    44,371              15.15     0.48     15.64     16.77

                                 TERM/      BASE              TOTAL    MARKET
      TENANT        SQUARE FT  END DATE   RENT/SF  RECV/SF   RENT/SF   RENT/SF
------------------- ---------  ---------  -------  -------   -------   -------

#7                             INITIAL
ZEITECH                 3,347   4/2000     11.95     1.03     12.98     15.21
                      -------              -----    -----     -----     -----
  1 FY100 EXPIRATIONS   3,347              11.95     1.03     12.98     15.21
                      -------              -----    -----     -----     -----
  6 CUMULATIVE EXPS    47,718              14.93     0.52     15.45     16.66

# 6                            INITIAL
CREDIT EXCHANGE         3,789  10/2000     13.00     3.12     16.12     15.21
                      -------              -----    -----     -----     -----
  1 FY101 EXPIRATIONS   3,789              13.00     3.12     16.12     15.21
                      -------              -----    -----     -----     -----
  7 CUMULATIVE EXPS    51,507              14.79     0.71     15.50     16.55

# 9                            INITIAL
GSA IRS                47,375   9/2001     15.23     0.00     15.23     19.47

# 10                           INITIAL
LEASE UP                1,538  10/2001     17.00     1.07     18.07     20.68
                      -------              -----    -----     -----     -----
  2 FY102 EXPIRATIONS  48,913              15.29     0.03     15.32     19.50
                      -------              -----    -----     -----     -----
  9 CUMULATIVE EXPS   100,420              15.03     0.38     15.41     17.99

                                 TERM/      BASE              TOTAL    MARKET
      TENANT        SQUARE FT  END DATE   RENT/SF  RECV/SF   RENT/SF   RENT/SF
------------------- ---------  ---------  -------  -------   -------   -------

# 8                            RENEWAL 1
GSA FDA                31,337  1/2003      19.04     1.28     20.31     21.05
                      -------              -----    -----     -----     -----
   1 FY103 EXPIRATIONS 31,337              19.04     1.28     20.31     21.05
                      -------              -----    -----     -----     -----
  10 CUMULATIVE EXPS  131,757              15.98     0.59     16.58     18.72

# 3                            RENEWAL 1
MASS EYE & EAR          2,137  8/2003      20.23     1.27     21.50     22.37

# 5                            RENEWAL 1
MASS EYE & EAR          4,123  8/2003      20.23     1.27     21.50     22.37

# 2                            RENEWAL 1
MASS EYE & EAR          1,000  8/2003       8.33     1.27      9.60      9.21

# 4                            RENEWAL I
MASS EYE & EAR          5,774  8/2003      19.04     1.27     20.31     21.05
                      -------              -----    -----     -----     -----

 4 FY104 EXPIRATIONS   13,034              18.79     1.27     20.06     20.78
                      -------              -----    -----     -----     -----
14 CUMULATIVE EXPS    144,791              16.23     0.66     16.89     18.90

                                TERM/       BASE              TOTAL    MARKET
      TENANT        SQUARE FT  END DATE   RENT/SF  RECV/SF   RENT/SF   RENT/SF
------------------- ---------  ---------  -------  -------   -------   -------

# 7                            RENEWAL 1
ZEITECH                 3,347   7/2005     16.73     1.56     18.29     18.50
                      -------              -----    -----     -----     -----
 1 FY105 EXPIRATIONS    3,347              16.73     1.56     18.29     18.50
                      -------              -----    -----     -----     -----
15 CUMULATIVE EXPS    148,138              16.25     0.68     16.92     18.90

# 6                            RENEWAL 1
CREDIT EXCHANGE         3,78 9  1/2006     17.40     1.86     19.25     19.24
                      -------              -----    -----     -----     -----
 1 FY106 EXPIRATIONS    3,789              17.40     1.86     19.25     19.24
                      -------              -----    -----     -----     -----
16 CUMULATIVE EXPS    151,927              16.27     0.71     16.98     18.90

# 9                            RENEWAL 1
GSA IRS                47,375  12/2006     22.27     1.29     23.56     24.63

# 10                           RENEWAL 1
LEASE UP                1,538   1/2007     23.66     1.33     24.99     26.17
                      -------              -----    -----     -----     -----
 2 FY107 EXPIRATIONS   48,913              22.31     1.29     23.60     24.68
                      -------              -----    -----     -----     -----
18 CUMULATIVE EXPS    200,840              17.75     0.85     18.59     20.31

                         1 MONTVALE AVENUE, STONEHAM MA
                            PROJECT DESIGNATOR: STON
                           PROJECT ASSUMPTIONS REPORT
                                EXCLUDING TENANTS




BUILDING PROLOGUE
-----------------


LEASEHOLD ANALYSIS OF 1 MONTVALE AVENUE, STONEHAM MA BEGINNING 8/1996 FOR 20 YEARS ON A FISCAL YEAR BASIS



AREA MEASURES
-------------

GLA
1996 VALUE -       100,630
THEREAFTER -   CONSTANT

NRA
1996 VALUE -       100,630
THEREAFTER -   CONSTANT

OCCA
1996 VALUE -        99,348
1997 VALUE -        95,407
1998 VALUE -        94,760
1999 VALUE -       100,630
2000 VALUE -        99,162
2001 VALUE -        88,214
2002 VALUE -       100,502
2003 VALUE -        89,537
2004 VALUE -       100,630

2005 VALUE -        99,793
2006 VALUE -        99,683
2007 VALUE -        88,402
2008 VALUE -        91,710
2009 VALUE -        98,458
2010 VALUE -       100,072
2011 VALUE -        99,404
2012 VALUE -        88,402
2013 VALUE -        92,796
2014 VALUE -        97,372
2015 VALUE -       100,630
THEREAFTER -   CONSTANT

GROWTH RATES
------------

CPIG
1996 VALUE -          4.00
THEREAFTER -   CONSTANT

RNTG
1996 VALUE -          4.00
THEREAFTER -   CONSTANT

EXPG
1996 VALUE -          4.00
THEREAFTER -   CONSTANT

SLVG
1996 VALUE -          0.00

THEREAFTER - CONSTANT


MARKET RATES
------------

RNT1
1996 VALUE -         17.00
THEREAFTER -   GROWING AT GROWTH RATE RNTG

RNT2
1996 VALUE -         16.00
THEREAFTER -   GROWING AT GROWTH RATE RNTG

RNT3
1996 VALUE -         13.00
THEREAFTER -   GROWING AT GROWTH RATE RNTG

OPER
1996 VALUE -          0.00
THEREAFTER -   GROWING AT GROWTH RATE EXPG

PTWR
1996 VALUE -          0.00
THEREAFTER -   GROWING AT GROWTH RATE CPIG

SLVR
1996 VALUE -          0.00
THEREAFTER -   GROWING AT GROWTH RATE SLVG

CPIR

1996 VALUE -           100
THEREAFTER -   GROWING AT GROWTH RATE CPIG

RNT4
1996 VALUE -          7.00
THEREAFTER -   GROWING AT GROWTH RATE RNTG

UTIR
1996 VALUE -          1.85
THEREAFTER -   GROWING AT GROWTH RATE EXPG

MISCELLANEOUS INCOMES
---------------------

PARKING
1996 VALUE -          0.00
THEREAFTER -   GROWING AT GROWTH RATE CPIG

STORAGE
1996 VALUE -          0.00
THEREAFTER -   GROWING AT GROWTH RATE CPIG

OTHER INCOME
1996 VALUE -          0.00
THEREAFTER -   GROWING AT GROWTH RATE CPIG

EXPENSES
--------

REAL ESTATE TAXES , REFERRED TO AS TAXE
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -    140,331
THEREAFTER - GROWING AT GROWTH RATE EXPG

INSURANCE         , REFERRED TO AS INSE
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -     15,113
THEREAFTER - GROWING AT GROWTH RATE EXPG

UTILITIES         , REFERRED TO AS UTLE
CHARGED AGAINST NET OPERATING INCOME
MARKET RATE UTIR MULTIPLIED BY AREA MEASURE OCCA

OPERATING EXPENSES, REFERRED TO AS OPRE
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -    271,109
THEREAFTER - GROWING AT GROWTH RATE EXPG

COMMON AREA MAINT , REFERRED TO AS CAME
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -       0.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

OTHER EXPENSE 1   , REFERRED TO AS OTH1
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -       0.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

OTHER EXPENSE 2   , REFERRED TO AS OTH2
CHARGED AGAINST NET OPERATING INCOME

1996 VALUE -       0.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

OTHER EXPENSE 3   , REFERRED TO AS OTH3
CHARGED AGAINST NET OPERATING INCOME
1996 VALUE -       0.00
THEREAFTER - GROWING AT GROWTH RATE EXPG

COMBINATION 1     , REFERRED TO AS COM1
AN INFORMATIONAL EXPENSE
+100.0% OF UTLE+100.0% OF TAXE
+100.0% OF OPRE+100.0% OF INSE

COMBINATION 2       REFERRED TO AS COM2
AN INFORMATIONAL EXPENSE
+100.0% OF INSE+100.0% OF UTLE
+100.0% OF OPRE


VACANCY ALLOWANCE
-----------------

PERCENTAGE OF POTENTIAL GROSS INCOME
FOR ALL TENANTS SUBJECT TO VACANCY
1996 VALUE -       3.00
THEREAFTER - CONSTANT


MANAGEMENT FEE
--------------

PERCENTAGE OF EFFECTIVE GROSS INCOME
FOR ALL TENANTS
NOT PASSED THROUGH TO TENANTS
1996 VALUE -       5.00
THEREAFTER - CONSTANT

COMMISSION CALCULATIONS
-----------------------

STANDARD   METHOD #1 - PERCENT OF EACH YEAR'S RENT:
YEAR 1 -   5.000%
YEAR 2 -   4.000%
YEAR 3 -   4.000%
YEAR 4 -   3.000%
YEAR 5 -   2.000%

STANDARD   METHOD #2 - PERCENT OF EACH YEAR'S RENT:
YEAR 1 -   2.500%
YEAR 2 -   2.000%
YEAR 3 -   2.000%
YEAR 4 -   1.500%
YEAR 5 -   1.000%

STANDARD   METHOD #3  PERCENT OF EACH YEAR'S RENT:
YEAR 1 -   3.750%
YEAR 2 -   3.000%
YEAR 3 -   3.000%
YEAR 4 -   2.250%
YEAR 5 -   1.500%

STANDARD METHOD #4 -     0.000% OF TOTAL RENT

STANDARD METHOD #5 -     0.000% OF TOTAL RENT


COMMISSION PAYOUTS
------------------

STANDARD METHOD #1 -    CASHED OUT

STANDARD METHOD #2 -    CASHED OUT

STANDARD METHOD #3 -    CASHED OUT

STANDARD METHOD #4 -    CASHED OUT

STANDARD METHOD #5 -    CASHED OUT


ALTERATION CALCULATION
----------------------

1996 VALUE -          5.00
THEREAFTER - GROWING AT GROWTH RATE EXPG


ALTERATION PAYOUTS
------------------

STANDARD METHOD #1 - CASHED OUT

STANDARD METHOD #2 -  CASHED OUT

STANDARD METHOD #3 -  CASHED OUT

STANDARD METHOD #4 -  CASHED OUT

STANDARD METHOD #5 -  CASHED OUT


COMMON AREA MAINTENANCE POOL
----------------------------

NONE


CAPITAL EXPENDITURES
--------------------

CAPITAL RESERVE
1996 VALUE -      15,095
THEREAFTER -  GROWING AT GROWTH RATE CPIG

CAPITAL IMPRVMNT 1
  1/1986 -           0
  1/1986 -           0

CAPITAL IMPRVMNT 2
  1/1986 -           0
  1/1986 -           0

PRIMARY CLASSIFICATION CODES
----------------------------


NONE



SECONDARY CLASSIFICATION CODES
------------------------------


NONE



COST CENTERS
------------


NONE



SALES VOLUME PROFILE
--------------------


          PERCENT OF       RELATIVE
MONTH    ANNUAL SALES       VOLUME
-----    ------------      --------
 JAN         8.33%           1.00
 FEB         8.33%           1.00
 MAR         8.33%           1.00
 APR         8.33%           1.00
 MAY         8.33%           1.00
 JUN         8.33%           1.00
 JUL         8.33%           1.00

 AUG         8.33%           1.00
 SEP         8.33%           1.00
 OCT         8.33%           1.00
 NOV         8.33%           1.00
 DEC         8.33%           1.00
           -------        -------
TOTALS     100.00%          12.00

GLOBAL RECOVERIES
-----------------

REAL ESTATE TAXES , REFERRED TO AS TAX1
PRO RATA SHARE RECOVERY OF EXPENSE TAXE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

INSURANCE          , REFERRED TO AS INS1
PRO RATA SHARE RECOVERY OF EXPENSE INSE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

UTILITIES          , REFERRED TO AS UTL1
PRO RATA SHARE RECOVERY OF EXPENSE UTLE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

OPERATING EXPENSES, REFERRED TO AS OPR1
PRO RATA SHARE RECOVERY OF EXPENSE OPRE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMMON AREA MAINT , REFERRED TO AS CAM1
PRO RATA SHARE RECOVERY OF EXPENSE CAME
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

COMBINATION 1     , REFERRED TO AS COM1
PRO RATA SHARE RECOVERY OF EXPENSE COM1
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE GLA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

CPI ADJ INDEX:CPIR, REFERRED TO AS CPIl
CPI RENTAL ADJUSTMENT BASED ON AN INDEX OF MARKET RATE CPIR
WITH A BASE OF THE INDEX VALUE IN THE OCCUPANCY YEAR
ACTING ON 100.00% OF THE OCCUPANCY YEAR BASE RENT
WITH NO CAP
AND CONTINUOUS ANNUAL GROWTH
MONTHLY PAYMENT ON A CASH BASIS USING A CALENDAR YEAR COMPUTATION
NOT CHARGED IN LIEU OF OVERAGE RENT FOR RETAIL LEASES

CPI ADJ INDEX:CPIR, REFERRED TO AS CPI2
CPI RENTAL ADJUSTMENT BASED ON AN INDEX OF MARKET RATE CPIR
WITH A BASE OF THE INDEX VALUE IN THE OCCUPANCY YEAR
ACTING ON 100.00% OF THE OCCUPANCY YEAR BASE RENT
WITH NO CAP
AND CONTINUOUS ANNUAL GROWTH
MONTHLY PAYMENT ON A CASH BASIS USING A LEASE YEAR COMPUTATION
NOT CHARGED IN LIEU OF OVERAGE RENT FOR RETAIL LEASES

RATE ADJ 1        , REFERRED TO AS GOPR
RECOVERY OF AMOUNTS OR RATES IN COMBINATION
ADD MARKET RATE OPER
WITH A STOP OF MARKET RATE OPER
WITH RATES MULTIPLIED BY TENANT SQUARE FOOTAGE AND A FACTOR OF 1.00

RATE ADJ 2        , REFERRED TO  AS GPTR
RECOVERY OF AMOUNTS OR RATES IN COMBINATION
ADD MARKET RATE PTWR
WITH A STOP OF MARKET RATE PTWR
WITH RATES MULTIPLIED BY TENANT SQUARE FOOTAGE AND A FACTOR OF 1.00


TENANT PROLOGUE
---------------

MINIMUM RENTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR
MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

SALES VOLUMES AND BREAKPOINTS:
SPECIFIED AMOUNTS INTERPRETED AS AMOUNTS/YEAR

MARKET RATES INTERPRETED AS AMOUNTS/SQUARE FOOT/YEAR

RENEWAL RENTS ARE COMPOUNDED ANNUALLY
RELETTING DOWNTIME AND EXPENSES ARE NOT CONDITIONAL ON GOING TO MARKET


REFERENCE TENANTS
-----------------

THERE ARE A TOTAL OF 1 REFERENCE TENANT(S):

--------------------------------------------------------------------------------

# 1   - REF
BASE LEASE DATES:      1/1996 TO 12/1996
TYPE OF TENANT:        OFFICE
SQUARE FOOTAGE:            1
MARKET RATE: RNT2
GROWTH RATE: RNTG
SUBJECT TO VACANCY ALLOWANCE

MINIMUM RENT:
INITIAL RENT -   16.00/SF/YR

RECOVERIES:

COMBINATION 2
PRO RATA SHARE RECOVERY OF EXPENSE COM2
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP

AND A BASE OF     3.73/SF MULTIPLIED BY AREA MEASURE NRA

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAXE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF 1.09/SF MULTIPLIED BY AREA MEASURE NRA

COMMISSIONS: NONE

ALTERATIONS: NONE

SPECULATIVE RENEWALS:

          LENGTH     VACANT   SQ FT     MONTHS OF
TERM   YEARS.MONTHS  MONTHS  INCREASE   FREE RENT  COMMISSIONS   ALTERATIONS
----   ------------  ------  --------   ---------  -----------   -----------
   1       5.00         3      NONE        NONE         YES          YES
   2       5.00         3      NONE        NONE         YES          YES
   3       5.00         3      NONE        NONE         YES          YES
   4       5.00         3      NONE        NONE         YES          YES

RENEWAL MINIMUM RENT:
MARKET RATE RNT1 MULTIPLIED BY 1.000
WITH PERCENTAGE STEPS OF
10.00 AFTER MONTH 36

RENEWAL RECOVERIES:

COMBINATION 2

PRO RATA SHARE RECOVERY OF EXPENSE COM2
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

REAL ESTATE TAXES
PRO RATA SHARE RECOVERY OF EXPENSE TAXE
PRO RATED ON TENANT SQUARE FOOTAGE OVER AREA MEASURE NRA
CALCULATED ON AN ACCRUAL BASIS WITH A CALENDAR YEAR EXPENSE
WITH NO CAP
AND A BASE OF THE EXPENSE VALUE IN THE OCCUPANCY YEAR

RENEWAL COMMISSIONS:  STANDARD METHOD #3
RENEWAL PAYOUT:       CASHED OUT

RENEWAL ALTERATIONS:  STANDARD
RENEWAL PAYOUT:       CASHED OUT



QCCM470                                          DETAIL RENT ROLL REPORT                                                     PAGE 1
29                                                SKW II REAL ESTATE L.P.                                     SYSTEM DATE: 06/24/96
008                                                   ONE MONTVALE                                            SELECT DATE: 06/20/97
                                                     June 20, 1996                                                         16:40:28


------------------------------------------------------------------------------------------------------------------------------------
TENANT ID           S  T        RENTABLE C CHARGE                                  *****MONTHLY*********ANNUAL*****
TENANT NAME         T  T          USABLE D DESCRIPTION                       FRQ        AMOUNT         PSF       AMOUNT         PSF
------------------------------------------------------------------------------------------------------------------------------------
01-100      -01 O R                  885
MCALARNEY TAX SERV.                  885
ONE MONTVALE AVENUE                                                                       0.00                        0
STONEHAM            MA 02180
OFFICE
EMERG

01-100      -02 C R                  885 B BASE RENT                         M01          0.00        0.00            0        0.00
THE CREDIT EXCHANGE                  885                                           -----------            -------------
ONE MONTVALE AVENUE                                                                       0.00                        0
STONEHAM            MA 02180
OFFICE
EMERG

01-110      -01 C R                2,904 B BASE RENT                         M01      2,420.00        0.03       29,040       10.00
CREDIT EXCHANGE INC.               2,904 C CAM                               M01        197.15        0.07        2,366        0.81
ONE MONTVALE AVENUE                      M TAX REIMBURSE                     M01        104.77        0.04        1,257        0.43
STONEHAM            MA 02180                                                       -----------            -------------
OFFICE                                                                                2,721.92                   32,663
EMERG

01-200      -01 C R                1,800 B BASE RENT                         M01      1,875.00        1.04       22,500       12.50
ZEITECH, INC.                      1,800 Z TEN SP BILLBACK                   M01        665.24        0.37        7,983        4.43
ONE MONTVALE AVENUE                                                                -----------            -------------
STONEHAM                                                                              2,540.24
OFFICE
EMERG

01-201      -01 C R                2,137 B BASE RENT                         M01      2,137.00        1.00       25,644       12.00
MASS. EYE & EAR                    2,137 C CAM                               M01         96.66        0.05        1,160        0.54
ONE MONTVALE AVENUE                      M TAX  REIMBURSE                    M01         82.88        0.04          995        0.47
STONEHAM  MA 02180                                                                 -----------            -------------
OFFICE                                                                                2,316.54                   27,798
EMERG

01-300       -01 C U                     D B BASE RENT                       M01     60,125.43        1.50      721,505       17.99
INTERNAL REVENUE SVC              40,100                                           -----------            -------------
ONE MONTVALE AVENUE                                                                                             721,505



------------------------------------------------------------------------------------------------------------------------------------
TENANT ID             DEPOSIT   DATE                        **********RECOVERY**********            ***********RENT INCREASE*******
TENANT NAME             L-M-R   DESC           DATE        CD      BASE      PSF      PCT           BEGIN       MONTHLY
------------------------------------------------------------------------------------------------------------------------------------
01-100      -01 O R    737.50   TERM                 5YR
MCALARNEY TAX SERV.      0.00   EFF             05/28/94
ONE MONTVALE AVENUE             EXP           06/30/1999
STONEHAM                        M/IN             5/27/91
OFFICE                          RT ST           07/01/95
EMERG                           M/OUT           08/31/95

01-100      -02 C R      0.00   TERM                  57                                           07/2096        737.50
THE CREDIT EXCHANGE      0.00   EFF             01/29/96                                           11/2096        885.00
ONE MONTVALE AVENUE             EXP           10/31/2000                                           11/2097        921.88
STONEHAM                        M/IN            01/29/96                                           11/2098        958.75
OFFICE                          RT ST           07/01/95
EMERG                           M/OUT

01-110      -01 C R  2,478.00   TERM                  10                                           07/2096      2,420.00
CREDIT EXCHANGE INC.     0.00   EFF             11/01/90                                           11/2096      2,904.00
ONE MONTVALE AVENUE             EXP           10/31/2000                                           11/2097      3,025.00
STONEHAM                        M/IN            11/01/90                                           11/2098      3,146.00
OFFICE                          RT ST            7/01/95
EMERG                           M/OUT

01-200      -01 C R  3,886.41   TERM                5 YR
ZEITECH, INC.            0.00   EFF             04/10/95
ONE MONTVALE AVENUE             EXP           04/09/2000
STONEHAM                        M/IN            04/10/95
OFFICE                          RT ST           07/01/95
EMERG                           M/OUT

01-201      -01  C R     0.00   TERM                7 YR
MASS. EYE & EAR          0.00   EFF             05/15/91
ONE MONTVALE AVENUE             EXP            5/31/1998
STONEHAM  MA 02180              M/IN             5/15/91
OFFICE                          RT ST           07/01/95
EMERG                           M/OUT

01-300       -01 C U     0.00   TERM                 8YR
INTERNAL REVENUE SVC     0.00   EFF
ONE MONTVALE AVENUE             EXP           02/28/1996


-----------------------------------------------------------------------------------------
TENANT ID              *********        *********************MEMO************************
TENANT NAME            ANN  PST            TITLE           DESCRIPTION
-----------------------------------------------------------------------------------------
01-100      -01 O R
MCALARNEY TAX SERV.
ONE MONTVALE AVENUE
STONEHAM
OFFICE
EMERG

01-100      -02 C R        10.00
THE CREDIT EXCHANGE        12.00
ONE MONTVALE AVENUE        12.50
STONEHAM                   13.00
OFFICE
EMERG

01-110      -01 C R        10.00
CREDIT EXCHANGE INC.       12.00
ONE MONTVALE AVENUE        12.50
STONEHAM                   13.00
OFFICE
EMERG

01-200      -01 C R
ZEITECH, INC.
ONE MONTVALE AVENUE
STONEHAM
OFFICE
EMERG

01-201      -01  C R
MASS. EYE & EAR
ONE MONTVALE AVENUE
STONEHAM  MA 02180
OFFICE
EMERG

01-300       -01 C U
INTERNAL REVENUE SVC
ONE MONTVALE AVENUE





QCCM470                                         DETAIL RENT ROLL REPORT                                                      PAGE 2
29                                              SKW II REAL ESTATE L.P.                                       SYSTEM DATE: 06/24/96
008                                                   ONE MONTVALE                                            SELECT DATE: 06/20/97
                                                      June 20, 1996                                                        16:40:31


------------------------------------------------------------------------------------------------------------------------------------
TENANT ID           S  T        RENTABLE C CHARGE                                  *****MONTHLY*********ANNUAL*****           ****
TENANT NAME         T  T          USABLE D DESCRIPTION                    FRQ           AMOUNT         PSF       AMOUNT         PSF
------------------------------------------------------------------------------------------------------------------------------------
STONEHAM            MA 02180
OFFICE
EMERG

01-400   -01 C U                       0 B BASE RENT                      M01        41,969.45        1.63      503,633       19.51
FOOD & DRUG ADMIN.                25,820                                             ---------                  -------
ONE MONTVALE AVENUE                                                                  41,969.45                  503,633
STONEHAM            MA 02180
OFFICE
EMERG

01-501A  -01 C R                   5,774 B BASE RENT                      M01         6,736.33        1.17       80,836       14.00
MASS. EYE & EAR                    5,774 C CAM                            M01           260.12        0.05        3,121        0.54
ONE MONTVALE AVENUE                      N TAX REIMBURSE                  M01           281.08        0.05        3,373        0.58
STONEHAM            MA 02180                                                         ---------                  -------
OFFICE                                                                                7,277.53                   87,330
EMERG

01-501B  -01 C R                   4,123 B BASE RENT                      M01         4,810.00        1.17       57,722       14.00
MASS. EYE & EAR                    4,123 C CAM                            M01           185.18        0.04        2,222        0.54
ONE MONTVALE AVENUE                      N TAX REIMBURSE                  M01           157.86        0.04        1,894        0.46
STONEHAM            MA 02180                                                         ---------                  -------
OFFICE                                                                                5,153.21                   61,839
EMERG

01-STOR01-01 C R                   1,000 B BASE RENT                      M01           375.00        0.38        4,500        4.50
MASS. EYE & EAR STOR               1,000 C CAM                            M01            25.89        0.03          311        0.31
ONE MONTVALE AVENUE                                                                  ---------                  -------
STONEHAM            MA 02180                                                            400.89                    4,811
OFFICE



------------------------------------------------------------------------------------------------------------------------------------
TENANT ID                DEPOSIT    DATE                        **********RECOVERY**********         ***********RENT INCREASE*******
TENANT NAME                L-M-R    DESC           DATE         CD      BASE      PSF    PCT          BEGIN       MONTHLY
------------------------------------------------------------------------------------------------------------------------------------
STONEHAM                            M/IN             /  /
OFFICE                             RT ST          07/01/95
EMERG                              M/OUT

01-400   -01 C U            0.00   TERM                10Y
FOOD & DRUG ADMIN.          0.00   EFF            11/01/87
ONE MONTVALE AVENUE                EXP          10/31/1997
STONEHAM                           M/IN           11/01/87
OFFICE                             RT ST          07/01/95
EMERG                              M/OUT

01-501A  -01 C R            0.00   TERM                7YR
MASS. EYE & EAR             0.00   EFF            05/15/91
ONE MONTVALE AVENUE                EXP          05/31/1998
STONEHAM                           M/IN           05/15/91
OFFICE                             RT ST          07/01/95
EMERG                              M/OUT

01-501B  -01 C R            0.00   TERM                7YR
MASS. EYE & EAR             0.00   EFF            05/15/91
ONE MONTVALE AVENUE                EXP          05/31/1998
STONEHAM                           M/IN           05/15/91
OFFICE                             RT ST          07/01/95
EMERG                              M/OUT

01-STOR01-01 C R            0.00   TERM                7YR
MASS. EYE & EAR STOR        0.00   EFF            05/15/91
ONE MONTVALE AVENUE                EXP          05/31/1998
STONEHAM                           M/IN           05/15/91
OFFICE                             RT ST          07/01/95
                                   M/OUT



--------------------------------------------------------------------------------------------------
TENANT ID             *******                  *********************MEMO***************************
TENANT NAME           ANN         PSF         TITLE           DESCRIPTION
--------------------------------------------------------------------------------------------------
STONEHAM
OFFICE
EMERG

01-400   -01 C U
FOOD & DRUG ADMIN.
ONE MONTVALE AVENUE
STONEHAM
OFFICE
EMERG

01-501A  -01 C R
MASS. EYE & EAR
ONE MONTVALE AVENUE
STONEHAM
OFFICE
EMERG

01-501B  -01 C R
MASS. EYE & EAR
ONE MONTVALE AVENUE
STONEHAM
OFFICE
EMERG

01-STOR01-01 C R
MASS. EYE & EAR STOR
ONE MONTVALE AVENUE
STONEHAM
OFFICE








QCCM470                                         DETAIL RENT ROLL REPORT                                                      PAGE 3
29                                              SKW II REAL ESTATE L.P.                                       SYSTEM DATE: 06/24/96
008                                                   ONE MONTVALE                                            SELECT DATE: 06/20/97
20-Jun-96                                                                                                                  16:40:33

------------------------------------------------------------------------------------------------------------------------------------
TENANT ID           S  T        RENTABLE C CHARGE                                  *****MONTHLY************ANNUAL**********
TENANT NAME         T  T          USABLE D DESCRIPTION                    FRQ      AMOUNT      PSF         AMOUNT       PSF
------------------------------------------------------------------------------------------------------------------------------------
PROJECT TOTALS
                          RENTABLE         USABLE                      MARKET                 ACTUAL            DEPOSIT
CURRENT TENANTS                                                                           122,505.21           6,364.41
OLD TENANTS                                                                                     0.00              737.5

OCCUPIED SUITES              18,623        84,543                   12,420.66
VACANT SUITES                     0             0                        0.00
TOTALS                       18,623        84,543                   12,420.66             122,505.21           7,101.91

GROSS POSSIBLE INCOME             122,505.21
GROSS POTENTIAL INCOME            120,448.38


THIS REPORT CONTAINS ALL TENANTS.




------------------------------------------------------------------------------------------------------------------------------------
TENANT ID           S  TDEPOSIT DATE                       **********RECOVERY**********              *********RENT INCREASE  *******
TENANT NAME         T  TL-M-R       DESC       DATE        CD          BASE        PSF     PCT       BEGIN       MONTHLY     ANN
------------------------------------------------------------------------------------------------------------------------------------
PROJECT TOTALS
                              L-M-R                  BALANCE       # OF SUITES              % OF SUITES    % RENTABLE SQ FT
CURRENT TENANTS                0.00                17,309.02
OLD TENANTS                    0.00                 6,475.04

OCCUPIED SUITES                                                              9                 100.000              100.000
VACANT SUITES                                                                0                   0.000                0.000
TOTALS                         0.00                23,784.06                 9                 100.000              100.000

GROSS POSSIBLE INCOME
GROSS POTENTIAL INCOME




--------------------------------------------------------------------------------
TENANT ID           S                    *********************MEMO**************
TENANT NAME         T       PSF         TITLE           DESCRIPTION
--------------------------------------------------------------------------------
PROJECT TOTALS
                       % USABLE SQ FT
CURRENT TENANTS
OLD TENANTS

OCCUPIED SUITES               100.000
VACANT SUITES                   0.000
TOTALS                        100.000

GROSS POSSIBLE INCOME
GROSS POTENTIAL INCOME






INCOME CODE SUMMARY                     MONTHLY                      ANNUAL

B BASE RENT                          120,448.28               1,445,380.56
C CAM                                    765.00                   9,180.00
N TAX REIMBURSE                          626.59                   7,519.08
Z TEN SP BILLBACK                        665.24                   7,982.88
                                    ............             ..............

                                     122,505.21               1,470,062.52

*** INDICATES AMOUNTS NOT INCLUDED IN SUMMARY





GCGL486                                   PROFIT & LOSS VARIANCE WITN ANNUAL BUDGETS                                         PAGE
29                                                    SKW 11 REAL ESTATE L.P.                                SYSTEM DATE: 06/28/19
008                                                      ONE MONTVALE                                        SELECT DATE: 06/28/19
                                                             As of                                                           09:18
Cur. Period: 06/96                                      JUNE 20, 1996                                       PROJECT SQ FT
Sel. Period: 06/96                                                                                          PROJECT UNITS
===================================================================================================================================


                                     CURRENT MONTH                       YEAR TO DATE                       ANNUAL      BUDGET
DESCRIPTION                     ACTUAL        BUDGET   DIFFERENCE   ACTUAL          BUDGET   DIFFERENCE     BUDGET     REMAINING
===================================================================================================================================
   Real Estate Income

Rental Income                  120,290.65     123,031       2,740-   1,118,013.73   725,774      392,240    1,470,242     352,228
                               ----------------------------------------------------------------------------------------------------

   Total Property Revenue      120,290.65     123,031       2,740-   1,118,013.73   725,774      392,240    1,470,242     352,223
                               ----------------------------------------------------------------------------------------------------

   CAM/Tenant Reimbursables
CAM                                572.87       1,965       1,392-       4,027.17    11,785        7,758-      23,554      19,557
Tax Reimbursements                 546.80           0         547        3,262.70         0        3,263            0       3,263-
Utility Reimbursements               0.00           0           0          237.08         0          237            0         237-
Tenant Specific Billbacks          665.24           0         665        3,991.44         0        3,991            0       3,991-
                               ----------------------------------------------------------------------------------------------------

   Total CAM/Tenant Reimbursment 1,754.91       1,965         18O-      11,518.39    11,785          267-      23,584      12,066
                               ----------------------------------------------------------------------------------------------------

   Other Income
Other Income                        18.93           0          19          457.12         0          457            0        4.57-
                               ----------------------------------------------------------------------------------------------------

   Total Other Incone               18.93           0          19          457.12         0          457            0         457-
                               ----------------------------------------------------------------------------------------------------

   TOTAL REAL ESTATE INCOME    122,094.49     124,996       2,902-   1,129,989.24   737,559      392,430    1,493,826     363,837
                               ----------------------------------------------------------------------------------------------------`


   Operating Expenses

   Management Fee

Management Fee                   3,493.90       4,062         568       29,503.23    23,971        5,532-      48,549      19,046
                               ----------------------------------------------------------------------------------------------------


   Total Management Fees         3,493.90       4,062         568       29,503.23    23,971        5,532-      48,549      19,046
                               ----------------------------------------------------------------------------------------------------


   On Site Office/Gen Admin
Communications                     103.52         129          25          780.55       774            7-       1,728         947
Supply Expense                      40.19          15          25-         482.54        90          393-         18O         303-
Postage                              O.0O          35          35            0.00       210          210          420         420
Furn & Equip Rental & Expense       38.00          38           0          266.00       228           38-         456         190
                               ----------------------------------------------------------------------------------------------------


Total on Site Off/Gen Admin        181.71         217          35        1,529.09     1,302          227-       2,784       1,255
                               ----------------------------------------------------------------------------------------------------


QCGL480                                   PROFIT & LOSS VARIANCE WITH ANNUAL BUDGETS                                         PAGE
29                                                 SKW II REAL ESTATE L.P.                                   SYSTEM DATE: 06/28/1
008                                                     ONE MONTVALE                                         SELECT DATE: 06/28/1
                                                             As of                                                          09:18
Cur. Period: 06/96                                       JUNE 20, 1996                                             PROJECT SQ FT
Sel. Period: 06/96                                                                                                  PROJECT UNITS
===================================================================================================================================

                                     CURRENT MONTH                          YEAR TO DATE                     ANNUAL     BUDGET
DESCRIPTION                        ACTUAL     BUDGET    DIFFERENCE      ACTUAL       BUDGET DIFFERENCE       BUDGET   REMAINING M
===================================================================================================================================
   Utilities
Electricity                      6,213.45       5,129       1,084-      38,161.81    30,074        8,088-      78,596      40,434-
Gas                                  0.00         206         206        7,120.73     9,630        2,509       12,600       5,479
Water/Sewage                       320.00       2,200       1,880        2,240.00     4,400        2,160        8,800       6,560
Other Utilities                  6,816.96       5,644       1,173-      35,818.85    33,380        2,439-      81,919      46,100
                               ----------------------------------------------------------------------------------------------------

   Total Utilities              13,350.41      13,179         171-      83,341.39    77,484       5,857-     181,915      98,574
                               ----------------------------------------------------------------------------------------------------

   Payroll & Burden
Administrative Payroll           1,250.00       1,250           0       11,250.00     7,500        3,750-      15,000       3,750
Maintenance Payroll              3,150.00       3,383         233       16,873.19    19,738        2,865       39,476      22,603
                               ----------------------------------------------------------------------------------------------------

   Total Payroll & Burden        4,400.00       4,633         233       25,123.19    27,238         885-       54,476      26,353
                               ----------------------------------------------------------------------------------------------------

   Building Services & Supplies
Exterminating                    4,896.00          85       4.811-       4,962.00     5,510          548        6,020       1,058
Janitorial                       5,673.00       5,746          73       34,038.00    34,476          438       68,952      34,914
Trash Removal                      466.00         400          66-       2,837.50     2,400          438-       4,800       1,963
Interior Plant Maintenance         150.00          75          75-         684.98       450          235-       1,400         715
Cleaning Supplies                  501.35         840         339        2,576.63     5,040        2,463       10,080       7,503
Lighting Supplies                  222.40         150          72-         480.67       900          419        1,800       1,319
Small Toots & Equipment            133.10         100          33-         392.00       600          208        1,200         808
Signs/Directories                    0.00          20          20          605.00       120          485-         240         365-

   Total Bldg Svcs & Supplies   12,041.85       7,416       4,626-      46,576.78    49,496        2,919       94,492      47,915
                               ----------------------------------------------------------------------------------------------------

   Security
Security/Alarm Service           7,725.13       3,737       3,988-      20,087.63    19,434          654-      38,868      18,780
Other Security                       0.00           0           0            0.00         0            0          250         250
                               ----------------------------------------------------------------------------------------------------

   Total Security                7,725.13       3,737       3,988-      20,087.63    19,434          654-      39,118      19,030
                               ----------------------------------------------------------------------------------------------------

   Grounds Maintenance
External Landscaping               980.00           0         980-         980.00     2,500        1,520        Z,500       1,520
Grounds/Garage Sweeping              0.00           0           0            0.00       500          500        1,000       1,000
Parking Lot/Garage Lighting          0.00         250         250          966.51     1,500          533        3,000       2,033
Parking Lot/Garage Repairs       2,479.75       1,200        1,280-      3,452.68     7,750        4,297        9,950       6,497
Exterior General Maintenance         0.00         250         250            0.00     1,150        1,150        1,650       1,650
Snow Removal                     2,980.00           0       2,980-      40,694.15     7,000       33,694-       8,000      32,694-
                               ----------------------------------------------------------------------------------------------------

QCGL480                                   PROFIT & LOSS VARIANCE WITH ANNUAL BUDGETS                                         PAGE
29                                                   SKW II REAL ESTATE L.P.                                 SYSTEM DATE: 06/28/1
008                                                        ONE MONTVALE                                      SELECT DATE: 06/28/1
                                                                As of                                                       09:18
Cur. Period: 06/96                                         JUNE 20, 1996                                            PROJECT SQ FT
Sel. Period: 06/96                                                                                                  PROJECT UNITS
===================================================================================================================================

                                     CURRENT MONTH                             YEAR TO DATE                   ANNUAL     BUDGET
DESCRIPTION                       ACTUAL       BUDGET DIFFERENCE           ACTUAL    BUDGET DIFFERENCE        BUDGET    REMAINING M
===================================================================================================================================
   Total Grounds Maintenance     6,439.75       1,700       4,740-      46,093.34    20,400       25,693-      26,100      19.993-
                               ----------------------------------------------------------------------------------------------------

   Maint., Repairs and Decorati
Electrical                           0.00          50          50        1,019.53     2,050        1,030        2,350       1,330
Plumbing                            46.31          25          21-         148.39       230           82          460         312
HVAC                               307.88       3,258       2,950        7,442.96    13,441        5,998       30,280       22,837
Elevator                         1,300.00         650         650-       3,900.00     4,900        1,000        8,800       4,900
Keys & Locks                         0.00         100         100          467.12       600          133        1,200         733
Windows & Doors                      0.00           0           0           57.75     1,200        1,142        1,200       1,142
Interior Sprinkler System            0.00         200         200        4,592.66     1,950        2,643-       3,300       1,293-
Roof Repairs Non-Capital             0.00          50          50          970.14       300          670-         600         370-
Carpet Cleaning & Repairs            0.00         150         150            0.00       900          900        1,800       1,800
Interior Painting & Wallpaper    4,773.14         100       4,673-       4,819.17       600        4,220-       1,200       3,620-
                               ----------------------------------------------------------------------------------------------------

   Total Maint, Repair & Decor   ,427.33       4,583       1,844-      23,418.26    26,171        2,753       51,190      27,77Z
                               ----------------------------------------------------------------------------------------------------

Adv & Mktng/Admin Non Reimbur
Advertisements/Promotional/Soc       0.00       1,000       1,000            0.00     1,000        1,000        1,000       1,000
Legal & Professional Fees        2,229.95         500       1,730-      12,938.26     3,000        9,938-       6,000       6,938-
                               ----------------------------------------------------------------------------------------------------

   Total Adv & Mrktg/Admin       2,229.95       1,500         730-      12,938.26     4,000        8,938-       7,000       5,938-
                               ----------------------------------------------------------------------------------------------------

   TOTAL OPERATING EXPENSES     56,290.03      41,027      15,263-     291,611.17   249,496       42,115-     505,624     214,013
                               ----------------------------------------------------------------------------------------------------


   Fixed Expenses
Property Taxes                  11,689.00      11,689           0       70,134.00    70,134            0      140,268      70,134
Insurance                        1,075.00       1,075           0        6,450.00     6,450            0       12,900       6,450

   Total Fixed Expenses         12,764.00      12,764           0       76,584.00    76,584            0      153,168      76,584
                               ----------------------------------------------------------------------------------------------------

    TOTAL PROPERTY EXPENSES     69,054.03      53,791      15,263-     368,195.17   326,080       42,115-     658,792     290,597
                               ----------------------------------------------------------------------------------------------------

    NET PROP INC BEFORE FIX EXP 53,040.46      71,205      18,165-     761,794.07   411,479      350,315      835,034      73,240
                               ----------------------------------------------------------------------------------------------------

Non-Reimbursable Prop Exp
N/R Btdq Services & Supplies         0.00           0           0            0.00     5,269        5,269       10,538      10,538
                               ----------------------------------------------------------------------------------------------------


QCGL480                                        PROFIT & LOSS VARIANCE WITH ANNUAL BUDGETS                                    PAGE
29                                                      SKW II REAL ESTATE L.P.                               SYSTEM DATE: 06/28/
008                                                            ONE MONTVALE                                   SELECT DATE: 06/28/
                                                                  As of                                                      09:1
Cur. Period: 06/96                                             JUNE 20, 1996                                        PROJECT SQ FT
Sel. Period: 06/96                                                                                                  PROJECT UNITS
===================================================================================================================================
                                    CURRENT MONTH                         YEAR TO DATE                        ANNUAL    BUDGET
DESCRIPTION                      ACTUAL         BUDGET DIFFERENCE       ACTUAL     BUDGET   DIFFERENCE        BUDGET   REMAINING
===================================================================================================================================
   Total Non-Reimbursable Prop       0.00           0           0             0.0     5,269        5,269       10,538      10,538
                               ----------------------------------------------------------------------------------------------------

    NET OPERATING INCOME        53,040.46      71,205      18,165-     761,794.07   406,210      355,584      824,496      62,702
                               ====================================================================================================





===================================================================================================================================

MEMO    ACCOUNT    DESCRIPTION                         KEY
===================================================================================================================================
 1)    4010        Rental Income                       VAR     The total rental income for June is as
                                                               follows: McAlarney, $1,300 settlement;
                                                               Zeitech, $2,540.24 for June: IRS,
                                                               $61,117.20 for June; and FDA, $41,969.95
                                                               for June; Mass Eye & Ear, $15,148.17 for
                                                               May.  MEEI's June rent was received at
                                                               the bank on June 25th.
                                                               The Credit Exchange's rent was received
                                                               by the bank an June 21st.

 2)    5005         Management Fee                     VAR     The management fee for June reflects
                                                               3.25% of May's receipts totaling
                                                               $107,504.46.

 3)    5130         Electricity                        VAR     The actual expense reflects the cost of
                                                               electricity for the common areas for the
                                                               period 4/29 - 5/30.

 4)    S130         Water/Sewage                       VAR     The expense this month reflects the pay-
                                                               ment of the quarterly bill for water
                                                               sewer usage for the period February I
                                                               April 11, 1996.  The budget was based on
                                                               1995's budget.

 5)    5132         Other Utilities                    VAR     The total expense reflects payment on
                                                               five electric meters servicing the FDA
                                                               and IRS's premises for the period April
                                                               29 - May 30th.

 6)    5210         Exterminating                      VAR     This reflects installation of netting to
                                                               deter the pigeons from nesting on the
                                                               structural steel in the parking garage.
                                                               The budget assumed this work would be
                                                               done in May, but due to the work being


ll-QCGL480                                                       06/96                                                 PAGE     2
29                                                       SKW II REAL ESTATE L.P.                          SYSTEM DATE: 06/28/1996
008                                                           ONE MONTVALE                                SELECT DATE: 06/28/1996
                                                                  As of                                                  09:18:32
Cur. Period: 06/96                                            JUNE 20, 1996                             PROJECT SQ FT           0
Sel. Period: 06/96                                                                                      PROJECT UNITS           0
===================================================================================================================================

MEM0   ACCOUNT   DESCRIPTION                          KEY
===================================================================================================================================
                                                             done on the parking garage, it was post-
                                                             poned.

 7)    5230          Trash Removal                    VAR    The negative variance this month is due
                                                             to a service charge for loose materials
                                                             and dumping charge for the same. The
                                                             budget did not project any expenses over
                                                             and above the contract price.

 8)    5240          Interior Plant Maintenance       VAR    The negative variance was created this
                                                             month became March and April's service
                                                             was charged together.  We will not be
                                                             charged for May's service because of
                                                             problem we experienced with some of the
                                                             plants.

 9)    5265          Lighting Supplies                VAR    The negative variance this month is the
                                                             result of paying an invoice that dates
                                                             back to December of 1995. We were challenging
                                                             this invoice, but have determin-
                                                             ed that it is One Montvale Avenue's.
                                                             Year-to-Date we art under budget.

 10)    5320         Security/Alarm Service           VAR    This month expense for security services
                                                             reflects payment of invoice totaling
                                                             $3,306.25 April, $2,840.50 for May and
                                                             $1,578.38 for extra coverage for the
                                                             month of May during the work on the parking
                                                             garage.  An extra guard was on duty
                                                             from 7:00 a.m. - 11:00 a.m. directing
                                                             traffic.

 11)    5140         External Landscaping             VAR    The expense in June reflects payment for
                                                             the spring clean-up at the property.
                                                             The budget assured this would be done in
                                                             May, but due to the late winter it was
                                                             postponed.  The budget also assumed that
                                                             the cost of the spring clean-up would be
                                                             $2,500, but in the competitive bidding
                                                             process we were able to achieve what we
                                                             wanted to for $950.00. Some of the remaining
                                                             money will be used for flowers.

 12)    5460         Parking Lot/Garage Repairs       VAR    The June expense reflects the installa-
                                                             tion of the exit sign that was budgeted
                                                             in February.  Year-to-date was are under
                                                             budget.

 13)    5470         Snow Removal                     VAR    The expense this month reflects payment
                                                             of a lost invoice. The period covered

QCGL480                                                            06/96                                                     PAGE
29                                                        SKW II REAL ESTATE L.P.                           SYSTEM DATE: 06/28/
008                                                            ONE MONTVALE                                  SELECT DATE: 6/28/
                                                                   As of                                                   09:18:
Cur. Period: 06/96                                             JUNE 20, 1996                                        PROJECT SQ FT
Sel. Period: 06/96                                                                                                  PROJECT UNITS
===================================================================================================================================

MEMO   ACCOUNT    DESCRIPTION                         KEY
===================================================================================================================================

                                                              was February and March.

14)    5520          HVAC                             VAR     The positive variance is due to the
                                                              timing of planned maintenance and the
                                                              receipt of invoices from contractors.
                                                              The budget assumed that maintenance
                                                              would be performed on the roof top
                                                              equipment in the amount of $2,000, but
                                                              due to the replacement of the two air
                                                              handler units this may not be required.
                                                              Also, an invoice for the quarterly pay-
                                                              ment for the EMS has not been received.

15)    5525          Elevator                         VAR     The total expense this month reflects
                                                              payment of the monthly service contract
                                                              for May and June.

16)    5555          Interior Painting & Wallpaper    VAR     The negative variance reflects the paint
                                                              ing of the common areas of the building
                                                              to conform to the GSA leases.  This work
                                                              was not included in the budget, but will
                                                              be passed through to the tenants as an
                                                              operating expense.

17)    5610          Advertisements/Promotional/Soc   VAR     The budget assumed that an ice-cream
                                                              social would be planned for the tenants
                                                              of the building; however, due to the
                                                              construction in the garage, this was
                                                              postponed until July.

18)    5640          Legal & Professional Fees        VAR     The expenses this month breaks down as
                                                              follows: Legal; $1,335.95 in regards to
                                                              the McAlarney settlement and the pursuit
                                                              of the parking spaces from Caggiano,
                                                              Real Estate Tax Services; $350, and
                                                              Engineering; $594 paid in condition
                                                              with the new air handlers.

                               ONE MONTVALE AVENUE
                        1995 Operating Statement Summary

                                            Jan. 1995 -                 July 1995 -            Full Year
                                            June'1995                   Dec. 1995               1995
                                         ==============                ============         =============
Real Estate Income
Total Property Revenue                     705,201.00                  326,377.40           1,031,578.40
Total CAM/Tenant Reimb.                     12,066.00                   13,188.73              25,254.73
Other Income                                     -                         445.15                 445.15
Total Real Estate Income                   717,267.00                  340,011.28           1,057,278.28

Operating Expenses
Management Fee and Office                   34,356.00                   15,570.57              49,926.57
On Site Office/Gen. Admin.                                               2,580.04               2,580.04
Utilities                                   52,373.00                  126,432.38             178,805.38
Payroll & Burden                            38,351.00                   40,900.48              79,251.48
Bldg. Svcs. & Supplies                      41,081.00                   41,522.08              82,603.08
Security                                       594.00                        -                    594.00
Grounds Maintenance                          8,525.00                    3,315.38              11,840.38
Maint., Repairs, & Decor.                   50,814.00                   25,953.83              76,767.83
Adv & Mrktg/Admin.                             146.00                    6,898.40               7,044.40
Total Operating Expenses                   226,240.00                  263,173.16             489,413.16

Non-Reimbursable Exp.                       42,298.00                        -                 42,298.00

Total Property Expenses                    268,538.00                  263,173.16             531,711.16

Net Income Before Fixed Exp.               448,729.00                   76,838.12             525,567.12

Fixed Expenses
Property Taxes                              63,717.00                   72,210.00             135,927.00
Insurance                                    7,266.00                    7,266.00              14,532.00
Total Fixed Expenses                        70,983.00                   79,476.00             150,459.00

Net Operating Income                       377,746.00                   (2,637.88)            375,108.12



----------------------
NOTE: Property management was transferred in June 1995.
T:\STRUCFINWINIPOOL\WHC-SKW2\MONT950P.XLS

06/28/95                                                               Page:  2
 17:21
                              8329 MONTVALE OFFICE
                     STATEMENT OF PROFIT OR LOSS - Jun 30/95
                                 11 - CASH BASIS

                                    CURRENT       CURRENT                        YTD       YTD                     ANNUAL
                                     ACTUAL        BUDGET     VARIANCE        ACTUAL    BUDGET   VARIANCE          BUDGET
R/E INCOME

GROSS POT  RENT/
RENTAL INCOME                       110,554      120,934       10,388-       705,201    707,294     2,093-      1,433,866
                                    -------      -------       ------        -------    -------     -----       ---------

TOTAL PROPERTY REVENUE              110,554      120,934       10,388-       705,201    707,294     2,093-      1,433,866

CAM/TENANT REIMBURSABLES
CAM                                     578        1,337          759-         4,193      8,022     3,829-         16,842

ESCALATIONS/OPER.EXP.REIMB              192            0          192            192          0       192               0
TAX REIMBURSEMENTS                       29-         352          381-         2,096      2,112        16-          4,222
UTILITY REMIBURSEMENTS                    0            0            0            160          0       160               0
TENANT SPECIFIC BILLBACKS             4,977            0        4,977          5,425          0     5,425               0
                                    -------      -------       ------        -------    -------     -----       ---------

TOTAL CAM/TENANT REIMB                5,718        1,689        4,829         12,066     10,134     1,932          20,264
                                    =======      =======       ======        =======    =======     =====       =========

TOTAL R/E INCOME                    116,273      122,623        6,350-       717,267    717,428       161-      1,454,130


OPERATING EXPENSES CAM FOR RTL

MANAGEMENT AND OFFICE
MANAGEMENT FEE                        9,414        4,985        4,589         33,400     28,695     4,785          58,165
COMMUNICATIONS                          134          131            3            753        786        33-          1,572
SUPPLY EXPENSE                            0           10           10-             0         60        60-            120
POSTAGE                                  55            0           55            135          0       135               0
DUES & SUBSCRIPTIONS                      0           25           25-            29        150       121-            300
FURN & EQUIP RENTAL & EXP                 0            0            0             38          0        38               0
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL MANAGEMENT AND OFFICE           9,682        5,071        4,531         34,356     29,691     4,665          68,157


UTILITIES
   ELECTRICITY                        6,412        7,500        1,888-        39,599     40,000       401-         85,044
   GAS                                  344          200          144          8,276      9,350     1,074-         12,233
   WATER/SEWAGE                           0        2,093        2,093-         4,499      4,186       313           8,373
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL UTILITIES                       6,755        9,793        3,038-        52,373     53,536     1,163-        105,650

PAYROLL & BURDEN
   ADMINISTRATIVE PAYROLL             2,019        1,400          619         10,422      9,100     1,322          18,196
   ADMINISTRATIVE BURDEN                576          341          235          2,638      2,216       422           4,430
   MAINTENANCE PAYROLL                3,954        2,738        1,216         17,633     17,797       164-         35,598
   MAINTENANCE BURDEN                 1,855        1,050          805          7,658      6,825       833          13,654
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL PAYROLL & BURDEN                8,405        5,529        2,876         38,351     35,938     2,413          71,878

BUILDING SERVICES & SUPPLIES
   JANITORIAL                         5,673        5,637           36         33,163     33,822       659-         67,648
   TRASH REMOVAL                        467          395           72          2,442      2,370        72           4,748

06/28/95                                                               Page:  3
 17:21
                              8329 MONTVALE OFFICE
                     STATEMENT OF PROFIT OR LOSS - Jun 30/95
                                 11 - CASH BASIS

                                    CURRENT       CURRENT                        YTD        YTD                    ANNUAL
                                     ACTUAL        BUDGET     VARIANCE        ACTUAL     BUDGET  VARIANCE          BUDGET
   INTERIOR PLANT MAINTENANCE             0           75           75-           450        454         0             900
   CLEANING SUPPLIES                    593          500           93          2,928      3,000        72-          6,000
   LIGHTING SUPPLIES                      0            0            0            454          0       454               0
   SIGNS/DIRECTORIES                      0           21           21-             0        126       126-            258
   OTHER BLDG SVCS & SUPPLIES           347            0          347          1,644          0     1,644               0
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL BLDG SERVICES & SUPPLIES        7,079        6,628          451         41,081     39,768     1,313          79,538

SECURITY
   TELEPHONE MONITORING                   0            0            0            119          0       119               0
   SECURITY/ALARM SERVICE                 0           88           88-           475        528        53-          1,050
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL SECURITY                            0           88           88-           594        528        66           1,050
GROUNDS MAINTENANCE
   EXTERNAL LANDSCAPING                   0            0            0            429      1,075       646-          1,075
   GROUNDS/GARAGE SWEEPING                0            0            0            968        500       460             500
   PARKING LOT/GARAGE LIGHTING            0          250          250-         1,013      1,500       487-          3,000
   PARKING LOT/GARAGE REPAIRS             0          479          479-             0      2,874     2,874-          5,750
   EXTERIOR GENERAL MAINT             1,458            0        1,458          2,046          0     2,846               0
   SNOW REMOVAL                           0            0            0          4,077      7,500     3,423-         10,382
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL GROUNDS MAINTENANCE             1,458          729          729          8,525     13,449     4,924-         20,707

MAINTENANCE, REPAIRS & DECOR
   ELECTRICAL                         1,050          167          913          2,573      1,002     1,571           2,000
   PLUMBING                               0           54           54-            80        324       244-            650
   HVAC                               3,190        1,285        1,985         11,653      7,710     3,943          15,414
   ELEVATOR                           8,088          750        7,330         32,903      4,500    28,483           9,000
   KEYS & LOCKS                           0          104          104-           264        624       368-          1,250
   WINDOWS & DOORS                        0           21           21-           925        126       799             250
   OTHER MAINTENANCE                      0            0            0            102          0       102               0
   INTERIOR SPRINKLER SYSTEM            325          313           12          1,400      1,878       478-          3,758
   ROOF REPAIRS NON-CAPITAL               0           63           63-             0        378       378-            750
   CARPET CLEANING & REPAIRS              0          208          208-           475      1,248       773-          2,500
   INTERIOR PAINTING & WALLPAPER          0          288          288-           439      1,248       889-          2,500
                                    -------      -------       ------        -------    -------    ------       ---------
TOTAL MAINT, REPAIRS & DECOR         12,675        3,173        9,582         50,814     19,038    31,776          38,064

ADVERTISING & MARKETING/ADMIN
   ADVERTISEMENTS/PROMOTIONAL/SOC         0          138          138-             0        828       828-          1,650
   PROPERTY SIGNS                         0           13           13-             0         78        78-            150
   LEGAL & PROFESSIONAL FEES              0          417          471-            50      2,502     2,453-          5,000
   CREDIT BUREAU FEES                     0            0            0             38          0        38               0
   OTHER ADMINISTRATIVE                   0            0            0             59          0        59               0
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL ADV & MARKETING/ADMIN               0          568          568-           146      3,408     3,262-          6,800
                                    =======      =======       ======        =======    =======    ======       =========
TOTAL OPERATING EXPENSES             45,974       31,579       14,395        226,241    195,356    38,885         383,844

06/28/95                                                               Page:  4
 17:21
                              8329 MONTVALE OFFICE
                     STATEMENT OF PROFIT OR LOSS - Jun 30/95
                                 11 - CASH BASIS

                                    CURRENT       CURRENT                        YTD       YTD                     ANNUAL
                                     ACTUAL        BUDGET     VARIANCE        ACTUAL    BUDGET   VARIANCE          BUDGET
NON-REIMBURSABLE PROP EXPENSE*
   BUILDING SERVICES & SUPPLIES       7,055        7,617          562-        41,973     45,702     3,729          91,400
   GROUNDS MAINTENANCE                  150            0          150            150          0       150               0
   MAINT, REPAIRS & DECORATING            0            0            0            175          0       175               0
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL  NON-REIMBURS PROP EXP          7,205        7,617          412-        42,298     45,702     3,404-         91,400
                                    -------      -------       ------        -------    -------     -----       ---------
TOTAL PROPERTY EXPENSES               7,205        7,617          412-        42,298     45,702     3,404-         91,400

                                    =======      =======       ======        =======    =======    ======       =========
NET PROP INC BEFORE FIXED EXP       63,093        83,427       20,334        448,728    476,370    27,642-        978,886

FIXED EXPENSES
   PROPERTY TAXES                    10,639            0       10,639         63,717     68,102     4,385-        144,417
   PROPERTY TAX SERVICE FEES              0            0            0              0      3,750     3,750-          3,750
   INSURANCE                          1,211        1,211            0          7,266      7,266         0          14,528
                                    =======      =======       ======        =======    =======    ======       =========
TOTAL FIXED EXPENSES                 11,850        1,211       10,639         70,983     79,118     8,135-        162,695

                                    =======      =======       ======        =======    =======    ======       =========
NET OPERATING INCOME                 51,243       82,216       30,973        377,745    397,252    19,507-        816,191


BUSINESS  PLAN:     Building = 100,630

          NOI:      $760, 669

          Sell:     12/31/98
          Date:

          Price:    $7,800,000

          Cap:      10% Cap on 98 income
                    (trailing income)

                                    SF                         % BLDG
-----------------------------------------------------------------------
IRS EXPIRE - 2/96                   48,475                     48.2%
FDA EXPIRE - 12/97                  31,775                     31.6%

                                                               79.8%
                                                               ------
SALE  =  $7,400,000,  $7350/SF, 10.2% Cap rate  11% IRR

[*GOVT., IRS, LIGHTS, BULB, HVAC, ELECTRICITY]


                                            PROFIT AND LOSS VARIANCE WITH ANNUAL BUDGETS                                     Page 1
                                                       SKW II REAL ESTATE L.P.                              SYSTEM DATE: 12/28/1995
                                                            ONE MONTVALE                                    SELECT DATE: 12/20/1995
                                                       AS OF DECEMBER 20, 1995                                             14:33:57
                                                                                                            PROJECT SQ FT         0
                                                                                                            PROJECT UNITS         0

====================================================================================================================================
                                    CURRENT MONTH                      YEAR TO  DATE                      ANNUAL     BUDGET
DESCRIPTION                         ACTUAL   BUDGET DIFFERENCE       ACTUAL      BUDGET   DIFFERENCE      BUDGET   REMAINING  MEMO
====================================================================================================================================
     Real Estate Income

Rental Income                    20,228.50  121,418   101,190-   326,377.40   1,433,866   1,107,489-   1,433,866   1,107,489     1
                                 -------------------------------------------------------------------------------------------

     Total Property Revenue      20,228.50  121,418   101,190-   326,377.40   1,433,866   1,107,489-   1,433,866   1,107,489
                                 -------------------------------------------------------------------------------------------

     CAM/Tenant Reimbursables
CAM                                 765.00        0       765      4,970.74           0       4,971            0       4,971-
Escalations/Oper. Exp. Reimb.         0.00    1,337     1,337-         0.00      16,044      16,044-      16,044      16,044
Tenant Specific Billbacks         1,330.48        0     1,330      3,991.44           0       3,991            0       3,991-
                                 -------------------------------------------------------------------------------------------

     Total CAM/Tenant Reimbs      2,722.07    1,689     1,033     13,188.73      20,268       7,079-      20,268       7,079
                                 -------------------------------------------------------------------------------------------

     Other Income
Other Income                         95.07        0        95        445.15           0         445            0         445-
                                 -------------------------------------------------------------------------------------------

     Total Other Income              95.07        0        95        445.15           0         445            0         445-
                                 -------------------------------------------------------------------------------------------

     TOTAL REAL ESTATE INCOME    23,045.64  123,107   100,061-   340,011.28   1,454,134   1,114,123-   1,454,134   1,114,123
                                 -------------------------------------------------------------------------------------------

     Operating Expenses

     Management Fee
Management Fee                    2,300.00    4,924     2,624     15,570.57      58,163      42,592       58,163      42,592     2
                                 -------------------------------------------------------------------------------------------

     Total Management Fees        2,300.00    4,924     2,624     15,570.57      58,163      42,592       58,163      42,592
                                 -------------------------------------------------------------------------------------------

     On Site Office/Gen Admin
Communications                      124.02      131         7      2,236.70       1,572         665-       1,572         665-
Supply Expense                        6.65       10         3        329.35         120         209-         120         209-
Dues & Subscriptions                  0.00       25        25          0.00         300         300          300         300
Other Management & Office             0.00        0        0          13.99           0          14-           0          14-
                                 -------------------------------------------------------------------------------------------

     Total On Site Off/Gen Admin    130.67      166        35      2,580.04       1,992         588-       1,992         588-
                                 -------------------------------------------------------------------------------------------


                                            PROFIT AND LOSS VARIANCE WITH ANNUAL BUDGETS                                     Page 2
                                                       SKW II REAL ESTATE L.P.                              SYSTEM DATE: 12/28/1995
                                                            ONE MONTVALE                                    SELECT DATE: 12/20/1995
                                                       AS OF DECEMBER 20, 1995                                             14:33:57
                                                                                                            PROJECT SQ FT         0
                                                                                                            PROJECT UNITS         0

====================================================================================================================================
                                    CURRENT MONTH                      YEAR TO  DATE                      ANNUAL     BUDGET
DESCRIPTION                         ACTUAL   BUDGET DIFFERENCE       ACTUAL      BUDGET   DIFFERENCE      BUDGET   REMAINING  MEMO
====================================================================================================================================
     Utilities
Electricity                      11,884.46    6,000     5,884-   121,309.81      85,004      36,266-      85,044      36,266-    3
Gas                                 683.67    1,122       438      1,322.57      12,233      10,910       12,233      10,910
Water/Sewage                      2,752.00    2,093       659-     3,800.00       8,372       4,572        8,372       4,572     4
                                 -------------------------------------------------------------------------------------------

     Total Utilities             15,320.13    9,215     6,105-   126,432.38     105,649      20,783-     105,649      20,783-
                                 -------------------------------------------------------------------------------------------

     Payroll & Burden
Administrative Payroll                0.00    1,400     1,400      3,750.00      18,200      14,450       18,200      14,450
Administrative Burden                 0.00      341       341          9.29       4,432       4,423        4,432       4,423
Leasing Burden                        0.00        0         0        777.18           0         777-           0         777-
Maintenance Payroll               5,354.03    2,738     2,616-    34,936.43      35,594         658       35,594         658     5
Maintenance Burden                    0.00    1,050     1,050      1,427.58      13,650      12,222       13,650      12,222
                                 -------------------------------------------------------------------------------------------

     Total Payroll & Burden       5,354.03    5,529       175     40,900.48      71,876      30,976       71,876      30,976
                                 -------------------------------------------------------------------------------------------

     Building Services & supplies
Janitorial                        5,673.00    5,637        36-    34,038.00      67,644      33,606       67,644      33,606
Trash Removal                       400.00      395         5-     2,439.00       4,740       2,301        4,740       2,301
Interior Plant Maintenance          150.00       75        75-       560.25         900         340          900         340     6
Cleaning Supplies                   405.44      500        95-     4,207.61       6,000       1,792        6,000       1,792
Signs/Directories                     0.00        0         0        277.22           0         277-           0         277-

     Total Bldg Svcs & Supplies   6,628.44    6,628         0-    41,522.08      79,536      38,014       79,536      38,014
                                 -------------------------------------------------------------------------------------------

     Security
Security/Alarm Services               0.00       88        88          0.00       1,056       1,056        1,056       1,056
                                 -------------------------------------------------------------------------------------------

     Total Security                   0.00       88        88          0.00       1,056       1,056        1,056       1,056
                                 -------------------------------------------------------------------------------------------

     Grounds Maintenance
External Landscaping                532.00        0       532-       532.00       1,075         543        1,075         543     7
Grounds/Garage Sweeping             108.38        0       108-       108.38         500         392          500         392     8
Parking Lot/Garage Lighting           0.00      250       250          0.00       3,000       3,000        3,000       3,000
Parking Lot/Garage Repairs            0.00      479       479      2,675.00       5,748       3,073        5,748       3,073
Snow Removal                          0.00    2,000     2,000          0.00      10,382      10,382       10,382      10,382
                                 -------------------------------------------------------------------------------------------

     Total Grounds Maintenance      640.38    2,729     2,089      3,315.38      20,705      17,390       20,705      17,390
                                 -------------------------------------------------------------------------------------------


                                            PROFIT AND LOSS VARIANCE WITH ANNUAL BUDGETS                                     Page 3
                                                       SKW II REAL ESTATE L.P.                              SYSTEM DATE: 12/28/1995
                                                            ONE MONTVALE                                    SELECT DATE: 12/20/1995
                                                       AS OF DECEMBER 20, 1995                                             14:33:57
                                                                                                            PROJECT SQ FT         0
                                                                                                            PROJECT UNITS         0

====================================================================================================================================
                                     CURRENT   MONTH                    YEAR TO  DATE                 ANNUAL       BUDGET
DESCRIPTION                          ACTUAL    BUDGET DIFFERENCE       ACTUAL    BUDGET   DIFFERENCE   BUDGET     REMAINING   MEMO
====================================================================================================================================
Maint., Repairs and Decoration
Electrical                           221.99       167        55-     7,159.13     2,004      5,146-     2,004        5,146-      9
Plumbing                               0.00        54        54        180.15       648        648        648          648
HVAC                               2,258.55     1,285       974-     9,319.87    15,420      6,100     15,420        6,100      10
Elevator                             650.00       750       100      4,758.78     9,000      4,241      9,000        4,241
Keys & Locks                           0.00       104       104        748.93     1,248        499      1,248          499
Windows & Doors                        0.00        21        21         60.00       252        192        252          192
Interior Sprinkler System          1,355.00       313     1,042-     1,780.00     3,756      1,976      3,756        1,976      11
Roof Repairs Non*Capital             874.13        63       811-       874.13       756        118-       756          118-     12
Carpet Cleaning & Repairs              0.00       208       208         38.00     2,496      2,458      2,496        2,458
Interior Painting & Wallpaper        451.51       208       244-     1,043.84     2,496      1,452      2,496        1,452      13
                                 -------------------------------------------------------------------------------------------

Total Maint, Repair & Decor        5,811.18     3,173     2,638-    25,953.83    38,076     12,122     38,076       12,122
                                 -------------------------------------------------------------------------------------------

Adv & MktgAdmin Non Reimbur
Advertisements/Promotional/Soc         0.00       138       138        164.00     1,656      1,492      1,656        1,492
Property Signs                         0.00        13        13          0.00       156        156        156          156
gal & Professional Fees            1,105.60       417       689-     6,734.40     5,004      1,730-     5,004        1,730-     14
                                 -------------------------------------------------------------------------------------------

Total Adv & Mktg/Admin             1,105.60       568       538-     6,898.40     6,816         82-     6,816           82-
                                 -------------------------------------------------------------------------------------------

TOTAL OPERATING EXPENSES          37,290.43    33,020     4,270-   263,173.16   383,869    120,869    383,869    1,200,696
                                 -------------------------------------------------------------------------------------------

Non*Reimbursable Prop Exp
N/R Bldg Services & Supplies           0.00     7,617     7,617          0.00    91,404     91,404     91,404       91,404
                                 -------------------------------------------------------------------------------------------

Total Non*Reimbursable Prop            0.00     7,617     7,617          0.00    91,404     91,404     91,404       91,404
                                 -------------------------------------------------------------------------------------------


TOTAL PROPERTY EXPENSES           37,290.43    40,637     3,347    263,173.16   475,273    212,100     475,273     212,100
                                 -------------------------------------------------------------------------------------------


NET PROP INC BEFORE FIX EXP       14,244.79-   82,470    96,715-    76,838.12   978,861    902,023-    978,861-     902,023
                                 -------------------------------------------------------------------------------------------

Fixed Expenses
Property Taxes                    12,035.00         0    12,035-    72,210.00   144,417     72,207    144,417       72,207
Property Tax Service Fees              0.00         0         0          0.00     3,750      3,750      3,750        3,750
Insurance                          1,211.00     1,211         0      7,266.00    14,532      7,266     14,532        7,266


QCGL480                                                                   PAGE 4
29                                                       SYSTEM DATE: 12/28/1995
008                                                      SELECT DATE: 12/20/1995
                                                                        14:34:05
[ILLEGIBLE]  Period: 12/95                                  PROJECT SQ FT      0
[ILLEGIBLE]  Period: 12/95                                  PROJECT UNITS      0

                   PROFIT & LOSS VARIANCE WITH ANNUAL BUDGETS
                             SKW 11 REAL ESTATE L.P.
                                  ONE MONTVALE
                                      As of
                                DECEMBER 20, 1995

====================================================================================================================================
                                   CURRENT MONTH                       YEAR TO DATE                     ANNUAL      BUDGET
    DESCRIPTION                 ACTUAL      BUDGET   DIFFERENCE      ACTUAL     BUDGET    DIFFERENCE    BUDGET     REMAINING    MEMO
====================================================================================================================================
  Total Fixed Expenses        13,246.00     1,211      12,035-     79,476.00   162,699      83,223      162,699       83,223
                              ------------------------------------------------------------------------------------------------------
  NET OPERATING INCOME        27,490.79-   81,259     108,750-      2,637.88-  816,162     818,800-     816,162      818,800
                              ======================================================================================================


================================================================================
MEMO ACCOUNT  DESCRIPTION                  KEY
================================================================================
 1) 4010   Rental Income                   VAR  The total rental income for
                                                December as follows: Credit
                                                Exchange, $2,721.92 for
                                                November; MEEI, $15,148.17 for
                                                December. The FDA and IRS are
                                                holding rental payment until
                                                paperwork is COMPLETED regarding
                                                the change of ownership. Credit
                                                Exchange is mailing its December
                                                rent on December 28, 1995.

 2) 5005   Management Fee                  VAR  The payment this month of
                                                $2,300.00 represents the
                                                management fee for November and
                                                reflects the minimum fee per the
                                                management agreement.

 3) 5110   Electricity                     VAR  The actual expense reflects the
                                                cost of electricity for the
                                                common areas and the GSA spaces.
                                                The budget assumed this
                                                account would reflect only
                                                common area charges.

 4) 5130   Water/Sewage                    VAR  This payment reflects water and
                                                sewer usage for the period, July
                                                3, 1995 - October 25, 1995. The
                                                usage was slightly higher than
                                                what the budget anticipated.

 5) 5175   Maintenance Payroll             VAR  This account reflects security
                                                coverage for the months of
                                                November totaling, $3,093.50;
                                                TCNE payroll for November
                                                totaling $2,260.53.

 6) 5240   Interior Plant Maintenance      VAR  The negative variance reflects
                                                two months of service for
                                                interior plant

QCGL480                                                                   PAGE 2
29                                                       SYSTEM DATE: 12/28/1995
008                                                      SELECT DATE: 12/20/1995
                                                                        14:34:06
[ILLEGIBLE] Period: 12/95                                    PROJECT SQ FT     0
[ILLEGIBLE] Period: 12/95                                    PROJECT UNITS     0

                                      12/95
                             SKW 11 REAL ESTATE L.P.
                                  ONE MONTVALE
                                      As of
                                DECEMBER 20, 1995


================================================================================
MEMO ACCOUNT  DESCRIPTION                  KEY
================================================================================

                                                care.

 7) 5410   External Landscaping            VAR  The actual expense reflects
                                                payment to Beaver Tree Experts
                                                for the annuaL trimming of the
                                                trees around the building.

 8) 5430   Grounds/Garage Sweeping         VAR  This expense reflects the
                                                purchase of a leaf blower to
                                                clean the parking lot of leaves
                                                and light debris.

 9) 5510   Electrical                      VAR  This expense reflects the
                                                purchase of light bulb supplies
                                                for use in tenant spaces. The
                                                electrical retrofit is under
                                                way. Once this is completed the
                                                need for replacement bulbs will
                                                be significantly reduced.

10) 5520   HVAC                            VAR  The negative variance is
                                                attributable to the repair of
                                                the water booster pump and
                                                preventative maintenance
                                                performed on the two Reznor
                                                units that provide makeup air to
                                                the building.

11) 5540   Interior Sprinkler System       VAR  The expense this month reflects
                                                the quarterly test of the fire
                                                alarm devices and the annual
                                                fire pump test.

12) 5545   Roof Repairs Non-Capital        VAR  The expense this month reflects
                                                payment made to Aqua Barriers to
                                                repair a leak in the Mass. Eye
                                                and Ear space. This is not a
                                                recoverable expense.

13) 5555   Interior Painting & Wallpaper   VAR  This reflects the purchase of
                                                supplies for painting and
                                                miscellaneous tools needed for
                                                interior repair & maintenance

14) 5640   Legal & Professional Fees       VAR  This expense reflects legal fees
                                                incurred in conjunction with the
                                                parking lease with Ben
                                                Caggianno.

                                                                         Page: 1

                 0729 ONE MONTVALE AVENUE LP
         YTD STATEMENT OF PROFIT OR LOSS - Dec 31/93


                                                                             YTD
                                                                          ACTUAL

INCOME

RENTAL INCOME
   COMMERCIAL RENT - OTHER                                                18,054
   COMMERCIAL RENT - OFFICE SPACE                                      1,563,084
   COMMERCIAL WORK ORDER INCOME                                           18,991
   COMMERCIAL CAM CHARGES                                                    118
   REAL ESTATE TAX RECOVERIES                                              2,411
   OPERATING INCOME                                                       31,053
   MISC PROPERTY INCOME                                                       58
                                                                       ---------
TOTAL RENTAL INCOME                                                    1,625,760

FINANCIAL INCOME
   INTEREST INCOME                                                           987
                                                                       ---------
TOTAL FINANCIAL INCOME                                                       987

                                                                       ---------
TOTAL INCOME                                                           1,626,747
                                                                       ---------

EXPENSES

ESCALATABLE EXPENSES

ADMINISTRATIVE
   ADMINISTRATIVE SALARIES                                                12,649
   OFFICE SUPPLIES & EXPENSES                                                 23
   PROFESSIONAL FEES & SERVICES                                           74,180
   TELEPHONE                                                               1,320
   ANSWERING SERVICE                                                         345
   DUES & MEMBERSHIPS                                                         17
   EDUCATION                                                                 137
   MISC ADMINISTRATIVE                                                        89
   MEALS/ENTERTAINMENT                                                        14
   POSTAGE & DELIVERY                                                         94
   TRAVEL                                                                     64
   PAYROLL TAXES (FICA)                                                    4,017
   PAYROLL TAXES (FED UC)                                                    178
   PAYROLL TAXES (STATE UC)                                                1,771
   PAYROLL TAXES (OTHER)                                                      25
   EMPLOYERS 401k CONTRIBUTION                                               738
                                                                       ---------
TOTAL ADMINISTRATIVE                                                      95,659
   MANAGEMENT FEES                                                        65,070

MAINTENANCE & REPAIRS
    CLEANING-SUPPLIES                                                      5,631

                                                                         Page: 2

                 0729 ONE MONTVALE AVENUE LP
         YTD STATEMENT OF PROFIT OR LOSS - Dec 31/93


                                                                             YTD
                                                                          ACTUAL


   CLEANING-CONTRACT                                                     67,014
   WASTE REMOVAL                                                          3,959
   SECURITY SALARIES                                                     13,046
   SECURITY CONTRACT                                                      4,463
   PROFESSIONAL SERV-OPERATING                                              900
   GROUNDS SUPPLIES                                                         328
   GROUNDS CONTRACT                                                         625
   EXTERIOR MAINTEN/REPAIRS                                                 125
   SIGNS, BANNERS, FLAGS                                                    153
   MAINTENANCE SALARIES                                                  29,120
   REPAIRS & MAINTENANCE SUPPLIES                                         2,578
   REPAIRS & MAINTEN CONTRACT                                             7,597
   PLUMBING REPAIRS/SUPPLIES                                              1,497
   ELECTRICAL REPAIRS/SUPPLIES                                            2,065
   ELEV MAINT CONTR/SUPPLIES                                              2,829
   HEATING/COOLING HVAC REPAIRS                                          11,055
   FIRE ALARM/SPRINKLER                                                   3,577
   SNOW REMOVAL & SANDING CONTR                                           8,547
   UNIFORMS                                                                 387
   DECORATING - CONTRACT                                                 13,514
   MAINT EQUIPMENT REPAIRS                                                  288
   EQUIPMENT RENTALS                                                         74
                                                                        -------
TOTAL MAINTENANCE & REPAIRS                                             179,372

UTILITIES
   ELECTRICITY                                                           80,717
   WATER                                                                    878
   GAS                                                                   11,174
   SEWER                                                                  2,267
                                                                        -------
TOTAL UTILITIES                                                          95,836

INSURANCE
   PROPERTY & LIAB INSURANCE                                             10,108
   WORKERS COMPENSATION                                                   4,288
   HEALTH & OTHER GROUP INSURANCE                                         6,955
                                                                        -------
TOTAL INSURANCE                                                          21,343

   REAL ESTATE TAXES                                                    118,498

TOTAL EXCALATABLE EXPENSES                                              574,978

NON ESCALATABLE EXPENSES
   OTHER BUILDING RELATED EXP                                               102
   WORK ORDER REQUEST                                                     9,963
   MARKETING                                                              1,871
   LEGAL & PROFESSIONAL                                                     157-

                                                                         Page: 3

                           0729 ONE MONTVALE AVENUE LP
                   YTD STATEMENT OF PROFIT OR LOSS - Dec 31/93


                                                                             YTD
                                                                          ACTUAL

   AUDIT                                                                    500
   BAD DEBTS                                                             59,591
   TENANT UTILITIES                                                     187,641
                                                                        -------

TOTAL NON ESCALATABLE EXPENSES                                          179,511
                                                                        -------
TOTAL EXPENSES                                                          754,489
                                                                        -------


FINANCIAL EXPENSES
  INTEREST - MORTGAGE PAYABLE                                           538,818
  INTEREST ON AFFILIATE LOANS                                           148,891
  OTHER FINANCING FEES & COSTS                                                2
                                                                        -------

TOTAL FINANCIAL EXPENSES                                                679,711

PARTNERSHIP ENTITY COSTS
                                                                        -------
TOTAL PARTNERSHIP ENTITY COSTS                                                0
                                                                        -------

NET INCOME (LOSS) BEFORE DEPRE                                          192,547
                                                                        -------

DEPRECIATION & AMORTIZATION
  DEPRECIATION                                                          644,824
  AMORTIZATION                                                           33,119
                                                                        -------

TOTAL DEPREC & AMORTIZATION                                             677,143
                                                                        -------

TOTAL INCOME (LOSS)                                                     484,596-
                                                                        =======

====================================================================================================================================
CUSHMAN & WAKEFIELD VALUATION ADVISORY SERVICES NATIONAL INVESTOR SURVEY - WINTER 1995
====================================================================================================================================
                  GOING-IN             TERMINAL                IRR                INCOME               EXPENSE         PROJECTION
                 CAP RATE              CAP RATE                                   GROWTH               GROWTH            PERIOD
               LOW     HIGH      LOW        HIGH       LOW       HIGH       LOW       HIGH       LOW       HIGH           YEARS
             -----------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
OFFICES - URBAN, CLASS
====================================================================================================================================
             10.00%    10.50%    10.00%     10.00%     12.00%    13.00%     3.00%     3.00%      4.00%     4.00%           10
              9.50      9.75      9.75       8.00      11.75     12.25      3.00      3.50       3.50      3.50            10
              9.00      9.00      9.00       9.00      12.00     12.00      0.00     10.00       4.00      4.00            10
              8.00     10.00      9.00      11.00      10.00     13.00      0.00      4.00       4.00      4.00            10
              8.00     10.00      9.00       9.00      11.00     13.00      4.00      5.00       4.00      4.00            10
              7.50      9.00      8.00       9.50      10.50     11.50      2.00      3.50       3.50      3.50            10
              9.00     10.00     10.00      11.00      11.00     13.00      4.00      4.00       4.00      4.00            10
              9.50     10.00     10.00      10.50      11.40     11.70      3.00      4.00       3.50      4.50            10
             12.00     12.00     10.00      10.00      15.00     15.00      3.00      4.00       2.00      4.00             5
             12.00     12.00     12.00      12.00      14.00     14.00      3.00      3.00       3.00      3.00            10
              8.50      9.00      9.00       9.50      12.00     12.50      2.00      3.00       2.00      3.00            10
              9.50     10.00     10.00      11.00      12.00     13.00      3.00      3.00       3.00      3.00            10
               --        --       8.00       9.00        --        --        --        --         --        --             --
             10.00     10.00     10.00      10.00      12.50     12.50      3.00      3.00       3.00      3.00            10
              7.00      8.00      9.00       9.00      11.00     11.00      6.00      6.00       4.00      4.00            10
              8.00      9.00      9.00      10.00      11.00     12.00      3.00      3.00       3.00      3.00            10
              9.00      9.25     10.00      10.25      12.00     12.00      4.00      4.00       4.00      4.00            10

Responses    16        16        17         17         16        16        16        16         16        16
Averages (%)  9.16      9.84      9.51      10.04      11.82     12.59      2.81      4.13       3.41      3.66

====================================================================================================================================
OFFICES - SUBURBAN
====================================================================================================================================
              9.50%    11.00%     9.00%     10.50%     14.00%    14.00%     3.25%     3.25%      4.00%     4.00%            5
              9.00      9.00      9.00       9.50      11.00     11.00      5.00      5.00       4.00      4.00            10
              9.00     10.00      9.50      10.00      11.50     12.50       --        --        3.50      3.50            10
              9.50      9.75      9.75      10.00      11.75     12.25      3.50      4.00       3.50      3.50            10
              9.00      9.00      9.00       9.00      12.00     12.00      4.00     15.00       4.00      4.00            10
              9.00     11.00      9.75      12.00      11.00     14.00      0.00      4.00       4.00      4.00            10
              9.00     10.50      9.50      11.00      11.50     12.00      2.00      3.50       3.50      3.50            10
              8.00      9.50      9.00      10.50      11.00     12.00      4.00      4.00       4.00      4.00            10
              9.50      9.75      9.75      10.50      11.40     11.70      3.00      4.00       3.50      4.50            10
             12.00     12.00     10.00      10.00      15.00     15.00      3.00      4.00       2.00      4.00             5
             10.00     10.00     10.00      10.00      12.00     12.00      4.00      4.00       3.00      3.00            10
              8.50      9.00      9.00       9.50      12.00     12.50      3.00      5.00       3.00      4.00            10
              9.00     10.00      9.50      10.50      12.00     12.50      3.00      3.00       3.00      3.00            10
               --        --       9.00       9.00        --        --        --        --         --        --             --
             10.50     10.50     10.50      10.50      12.50     12.50      2.00      3.00       3.00      3.00            10
              9.00     10.00      9.00       9.00      15.00     15.50      5.00      5.00       3.00      3.00           5-7
              9.00      9.00      9.00       9.00      11.25     11.25      5.00      5.00       4.00      4.00            10
              8.00      9.00      9.00      10.00      11.00     12.00      3.00      3.00       3.00      3.00            10
              9.00      9.25     10.00      10.25      12.00     12.00      4.00      4.00       4.00      4.00            10

Responses    18        18        19         19         18        18        17        17         18        18
Averages (%)  9.25      9.90      9.43      10.04      12.11     12.59      3.34      4.63       3.44      3.67



4  REAL ESTATE OUTLOOK

                                 QUALIFICATIONS

                                 ALAN P. BASCOM
                                MANAGING DIRECTOR
                           VALUATION ADVISORY SERVICES
Education

    B.A. Degree, Bowdoin College - 1973

Specialized Education

     Required curriculum for Membership, American Institute of Real Estate Appraisers - 1978-1982

     Continuing education courses and seminars sponsored by the Appraisal Institute of Real Estate Appraisers and the Society of Real Estate Appraisers, now consolidated as The Appraisal Institute.

 Professional Affiliations'

     The Appraisal Institute - MAI Member #6769 currently certified under the Continuing Education Program; 1990 Chapter President, Regional Professional Standards Panel, National Faculty Member.

    National Association of Realtors/Greater Boston Real Estate Board - Member, Real Estate Finance Association (REFA) and Commercial Leasing and Investment Committee (CLIC)

    Massachusetts Association of Assessing Officers - Subscribing Member

    Instructor:        Boston University, Metropolitan College
                       Northeastern University, Center for Continuing Education
                       Appraisal Institute, National Faculty Member

    National Council of Real Estate Investment Fiduciaries (NCREIF) - Professional Member, Valuation Committee

    Pension Real Estate Association (PREA) - Adjunct Member

 Licenses and Certification

    Certified General Real Estate Appraiser - Commonwealth of Massachusetts #71. Certified General Real Estate Appraiser - State of Maine #CGO0000949. Certified General Real Estate Appraiser - State of Michigan # 1201004657.

Experience


     Experience includes valuation and consulting assignments on residential, commercial, industrial and special purpose properties. Also experienced in vacant land valuation, property damage appraisals, mass appraisal for Municipal tax revaluation, feasibility studies and tax consulting and appraisals.

Qualifications
Alan P. Bascom
Page Two


Experience (Contd.)

  January 1985 to Present:            Cushman & Wakefield of Massachusetts, Inc.

     January 1985 --May 1985          Manager, Appraisal Division

     May 1985 - January 1988          Vice President and Manager, Appraisal
                                      Division

     January 1988 - March 1991        Vice President and Regional Manager of the
                                      Boston, Chicago, Philadelphia, Detroit and
                                      Washington, D.C. Offices

     March 1991 - December 1992       Managing Director and Regional Manager

     January 1993 - Present           Managing Director, Valuation Advisory
                                      Services

  December, 1983 to December, 1984:   Vice President, Leggat, McCall & Werner
                                      Appraisal and Consulting Company, Inc.,
                                      Boston, Massachusetts.

  September, 1980 to December, 1983:  Fee appraiser, Leggat, McCall & Werner
                                      Appraisal and Consulting Company, Inc.,
                                      Boston, Massachusetts.

  June, 1977 to September, 1980:      Appraiser, R.M. Bradley & Co., Inc.,
                                      Appraisal and Consulting Division, Boston,
                                      Massachusetts.

  Qualified as an Expert Witness in U.S. District Court, Norfolk Probate Court, U.S. Bankruptcy Court.

  Licensed Real Estate Broker, Commonwealth of Massachusetts.

  Approved fee appraiser for:

        Massachusetts Department of Public Works-Right of Way Division Massachusetts Bay Transportation Authority (MBTA)
        U.S. Postal Service
        U.S. Government-General Services Administration (GSA)

  Approved contractor for:

        Resolution Trust Corporation (RTC)
        Federal Deposit Insurance Corporation (FDIC)

                                 QUALIFICATIONS
                                THOMAS M. MULLIN

Education

    Bachelor of Arts Degree - Syracuse University - 1981

Professional Affliations

    Candidate for MAI Membership #M877044 - The Appraisal Institute

State Licenses

    Certified General Real Estate Appraiser

       Massachusetts License No. 2433
       New Hampshire License No. 86
       Rhode Island License No. A00068G


Specialized Education

    Courses and seminars completed with the Appraisal Institute:

       101 Real Estate Appraisal Principles                            1987
       SPP Standards of Professional Practice                          1995
       102 Basic Valuation Procedures                                  1988
       1-A Capitalization Theory and Techniques                        1988
       1 -B Capitalization Theory and Techniques                       1988
       2-1 Case Studies in Real Estate Valuation                       1990
       Valuation of Hotels and Motels                                  1988
       Discounted Cash Flow                                            1988
       Demonstration Report Writing                                    1989
       General State Certification Review Seminar                      1991
       102 Applied Residential Property Valuation                      1990
       Advanced Demonstration Appraisal Report Workshop                1990
       Appraisal Regulations of Federal Agencies                       1991
       Harvard University - Graduate School of Design
       Advanced Real Estate Investment Analysis                        1989

Qualifications
Thomas M. Mullin
Page Two



Experience


     Appraisal experience includes valuation and evaluation of land, commercial, industrial and residential properties nationally. Also experienced in project feasibility and market studies as well mass valuation for eminent domain process and portfolio financing.

    Real estate experience beyond appraisal work consists of the management of commercial and residential properties. Additional experience includes the development of residential condominiums and office building renovations.

    May 1992 to Present:       Cushman & Wakefield of Massachusetts, Inc.,
Boston, Massachusetts.  Associate Director appraising all property types.

    April 1990 to April 1992: Independent Fee Appraiser appraising all property types.

    April 1984 to April 1990: Independent Fee Appraiser with most work done for Alan Bascom, MAI, Cushman & Wakefield of Massachusetts, Inc., Boston, Massachusetts.

    July 1981 to March 1984:   Leggat, McCall & Werner Appraisal and Consulting
Co., Inc., Boston, Massachusetts.  Appraiser.